As filed with the Securities and Exchange Commission on August 20, 2020

Securities Act File No. 333-237048

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

Registration Statement

Under

The Securities Act Of 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 1	☒

DATUM ONE SERIES TRUST

(Exact Name of Registrant Specified in Charter)

50 S. LaSalle Street

Chicago, IL 60603

(Address of Principal Executive Offices) (Zip Code)

(312) 557-4100

(Registrant’s Area Code and Telephone Number)

Barbara J. Nelligan

The Northern Trust Company

50 S. LaSalle Street

Chicago, IL 60603

(NAME AND ADDRESS OF AGENT FOR SERVICE)

With copies to:

John Loder

Jessica Reece

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199-3600

Approximate Date Of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective immediately, pursuant to Rule 485(b) under the Securities Act of 1933, as amended.

No filing fee is required because the Registrant is registering an indefinite number of shares on Form N-1A pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

FPA FUNDS TRUST

On behalf of its series

FPA International Value Fund

NOTICE OF MEETING OF SHAREHOLDERS

August 20, 2020

To the Shareholders of FPA International Value Fund:

NOTICE IS HEREBY GIVEN that the special meeting of shareholders of FPA International Value Fund (the “Fund”), a series of FPA Funds Trust, is scheduled to be held at 10:00 a.m. Pacific Time on October 1, 2020, in a virtual meeting format only (the “Meeting”) for the following purposes:

1.	To approve an Agreement and Plan of Reorganization with Datum One Series Trust to reorganize FPA International Value Fund with and into Phaeacian Accent International Value Fund and;

2.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting are requested to vote by telephone, by Internet or by completing, dating and signing the enclosed Proxy Card and returning it promptly in the envelope provided for that purpose. You may nevertheless vote in person at the Meeting if you choose to attend. The enclosed proxy is being solicited by the Board Trustees of the Fund.

Shareholders of record on the record date for the Meeting may participate in the Meeting online by visiting the following website, https://bluejeans.com/185072545 (if you are asked to enter a meeting ID, please enter 185072545), or by telephone by dialing either +1.408.419.1715 or +1.408.915.6290. Additional instructions for voting will be provided during the meeting.

Record Owners. If you are a shareholder of record of the Fund and wish to attend and vote at the Meeting, you will be asked to provide the control number found on the Proxy Card you received prior to voting.

Beneficial Owners. If you hold your shares through an intermediary, such as a bank or broker, you may use the website or telephone number above to participate in the meeting. Please be aware if your shares are held through a financial intermediary, and you wish to vote at the Meeting, you must first obtain a legal proxy from your financial intermediary and you will be asked to provide that legal proxy prior to voting. The legal proxy should be submitted to attendameeting@astfinancial.com before 1:00 p.m. Eastern time on September 30, 2020.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING ON October 1, 2020: This Notice, the Proxy Statement and the Proxy Card are available on the Internet free of charge at http://https://vote.proxyonline.com/fpa/docs/InternationalValue2020.pdf.

By order of the Board of Trustees of the Fund,

/s/ Rebecca D. Gilding

Rebecca D. Gilding

Secretary of the Fund

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INTRODUCTION

This Proxy Statement/Prospectus contains information that shareholders of FPA International Value Fund (“FPA International Value Fund”), a series of FPA Funds Trust (the “FPA Trust”), should know before voting on the proposed reorganization that is described herein, and should be retained for future reference. The address for FPA International Value Fund is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

This document is both the proxy statement of FPA International Value Fund and also a prospectus for Phaeacian Accent International Value Fund (“Phaeacian Accent”), a newly created series of Datum One Series Trust (“Datum One”). FPA International Value Fund and Phaeacian Accent are each referred to herein as a “Fund” and, collectively, as the “Funds.”

What is happening?

In May 2020 the FPA Trust announced that the Board of Trustees of FPA Trust (the “FPA Board”) had approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) with Datum One to reorganize FPA International Value Fund with and into Phaeacian Accent (the “Reorganization”). Phaeacian Accent is a new series of Datum One created specifically for the purpose of acquiring the assets and liabilities of FPA International Value Fund. The Reorganization Agreement requires approval by shareholders of FPA International Value Fund, and if approved, the Reorganization is expected to close on or about October 19, 2020, or such other date as the parties may agree (the “Closing Date”).

Why did you send me this booklet?

This booklet includes a combined proxy statement and prospectus (the “Proxy Statement/Prospectus”) and a Proxy Ballot for FPA International Value Fund. It provides you with information you should review before providing voting instructions on the matters listed in the Notice of Special Meeting.

Because you, as a shareholder of FPA International Value Fund, are being asked to approve a Reorganization Agreement that will result in a transaction in which you will ultimately hold shares of Phaeacian Accent, this Proxy Statement also serves as a prospectus for Phaeacian Accent.

How will the Reorganization work?

The Reorganization Agreement provides for: (i) the transfer of all of the assets of FPA International Value Fund to Phaeacian Accent in exchange solely for shares of beneficial interest of Phaeacian Accent of equal aggregate net asset value (“NAV”) and the assumption by Phaeacian Accent of all FPA International Value Fund’s liabilities; (ii) the distribution by FPA International Value Fund of the shares of beneficial interest of Phaeacian Accent pro rata to the shareholders of FPA International Value Fund; and (iii) the termination, dissolution and complete liquidation of FPA International Value Fund.

If shareholders of FPA International Value Fund approve the Reorganization, each shareholder of FPA International Value Fund would become a shareholder of Phaeacian Accent. The Reorganization is expected to be consummated on the Closing Date. Each shareholder of FPA International Value Fund will hold, immediately after the close of the Reorganization (the “Closing”), shares of Phaeacian Accent having an aggregate value equal to the aggregate value of the shares of FPA International Value Fund held by that shareholder as of the close of business on the Closing Date.

The Reorganization is contingent upon the reorganization of another fund, the FPA Paramount Fund, Inc., with and into Phaeacian Global Value Fund (the “Global Fund Reorganization”), which is subject to approval by the shareholders of the FPA Paramount Fund, Inc. This means that the Reorganization will not take place unless the shareholders of the FPA International Value Fund and shareholders of the FPA Paramount Fund, Inc. approve

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the Reorganization and the Global Fund Reorganization, respectively. If shareholders of either FPA International Value Fund or FPA Paramount Fund, Inc. do not approve their respective reorganization, neither the Global Fund Reorganization or the Reorganization will occur and shareholders of each of FPA International Value Fund and FPA Paramount Fund, Inc. will remain shareholders of their respective fund.

Why is the Reorganization being proposed?

In February 2020, Polar Capital Holdings plc (“Polar Capital”) announced that it had reached an agreement to acquire from First Pacific Advisors, LP (“First Pacific Advisors”), the manager to FPA International Value Fund, its International Value and World Value equity team led by Greg Herr and by Pierre Py, portfolio manager to FPA International Value Fund. The team has established a joint venture, Phaeacian Partners LLC (“Phaeacian”), which will serve as the investment adviser (the “Adviser”) to Phaeacian Accent, a newly-created series of Datum One. The transaction contemplates that FPA International Value Fund will be reorganized into Phaeacian Accent, as described herein.

Pursuant to a separate agreement between First Pacific Advisors and Polar Capital, First Pacific Advisors will receive payments from Polar Capital Holdings LLC in connection with the Reorganization, which will be made based on future revenues and paid from the resources of Polar Capital Holdings LLC or its affiliates and not by FPA International Value Fund or Phaeacian Accent International Value Fund or their shareholders. These payments will be made in consideration of a number of factors, including that they are intended to align the interests of First Pacific Advisors, Polar Capital and Phaeacian to facilitate the smooth transition of FPA International Value Fund to the new Phaeacian Accent International Value Fund.

How do I vote?

You can vote in one of four ways:

•	By telephone (call the toll free number listed on your proxy card);

•	By Internet (log on to the Internet site listed on your proxy card);

•	By mail (using the enclosed postage prepaid envelope); and

•

At the shareholder meeting over the internet. The shareholder meeting will be held entirely online in light of the on-going public health concerns regarding the COVID-19 pandemic. Shareholders of record as of August 14, 2020 will be able to attend and participate in the shareholder meeting online or by telephone. Please see instructions below. Even if you plan to attend the shareholder meeting online, we recommend that you also vote by proxy as described herein so that your vote will be counted if you decide not to attend the shareholder meeting online. Please see the “How do I Attend the Virtual Meeting?” section of the proxy statement for more details regarding the logistics of the virtual format of the shareholder meeting.

We encourage you to vote as soon as possible so we can reach the needed quorum for the vote and avoid the cost of additional solicitation efforts. Please refer to the enclosed proxy card for instructions for voting by telephone, Internet or mail.

NOTICE REGARDING IMPACT OF COVID-19 ON THE SHAREHOLDER MEETING: In light of the on-going public health concerns regarding the coronavirus disease 2019 (“COVID-19”) pandemic, the shareholder meeting will be held in a virtual meeting format only. You can attend and participate in the shareholder meeting online by visiting https://bluejeans.com/185072545 (if you are asked to enter a meeting ID, please enter 185072545) or by telephone by dialing either +1.408.419.1715 or +1.408.915.6290 where you will be able to listen to the shareholder meeting live, submit questions and vote. Please see the “How do I Attend the Virtual Meeting?” section of the proxy statement/prospectus for more details regarding the logistics of the virtual format of the shareholder meeting. YOU WILL NOT BE ABLE TO ATTEND THE MEETING PHYSICALLY.

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YOU ARE URGED TO DATE, SIGN AND RETURN THE PROXY BALLOT IN THE ENVELOPE PROVIDED TO YOU, OR TO VOTE BY INTERNET OR TELEPHONE AS DESCRIBED ON THE PROXY BALLOT, EVEN IF YOU PLAN TO ATTEND THE VIRTUAL MEETING, SO THAT YOUR SHARES CAN BE VOTED REGARDLESS OF WHETHER OR NOT YOU ATTEND THE VIRTUAL MEETING.

Whom should I call if I have questions?

If you have questions about the proposal described in the combined proxy statement/prospectus, please call AST Fund Solutions, toll free at (800) 423-2107. If you have any questions about voting procedures, please call the number listed on your proxy card. Representatives will be available Monday through Friday from 9:00 a.m. to 10:00 p.m., Eastern time.

Additional information.

The Phaeacian Accent International Value Fund’s Statement of Additional Information, dated August 20, 2020, as supplemented, contains important information about such Fund. It has been filed with the U.S. Securities and Exchange Commission (“SEC”) and is incorporated into this filing by reference. You can obtain copies of these documents without charge by calling Datum One at (312) 557-4100, by writing to us at 50 S. LaSalle Street, Chicago, IL 60603, or by visiting the EDGAR database on the SEC’s website (www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS INFORMATION/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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SUMMARY OF THE PROPOSED REORGANIZATION

You should read this entire Proxy Statement/Prospectus, and the Reorganization Agreement, which is included in Appendix A. For more information about Phaeacian Accent, please consult Appendix B.

Who will manage Phaeacian Accent following the Reorganization?

It is proposed that Phaeacian will serve as investment adviser to Phaeacian Accent following the Reorganization. The Northern Trust Company (“Northern”) will serve as administrator to Phaeacian Accent, providing fund accounting and administrative services. Foreside Financial Services, LLC will serve as the distributor.

Although there will be structural differences, Phaeacian Accent is expected to be managed in a substantially similar manner to FPA International Value Fund. In particular, the same portfolio manager that currently manages FPA International Value Fund will manage Phaeacian Accent following the Reorganization under substantially similar strategies. For more information on the service providers to Phaeacian Accent, please see Appendix C.

Will there be any changes to my fees and expenses as a result of the Reorganization?

Following the close of the Reorganization, if approved, the Adviser has agreed to cap and/or waive certain fees or expenses so that annual net expenses borne by shareholders of Phaeacian Accent will be 1.29% (or the same as the annual fund operating expenses disclosed in FPA International Value Fund’s most recent prospectus) for at least three years (with certain typical exclusions disclosed in the fee table below).

Will I have to pay any sales charges or exchange fees in connection with the Reorganization?

No. You will not have to pay any front-end sales charges, contingent deferred sales charges (“CDSCs”) or exchange fees in connection with the Reorganization.

Will I have to pay a redemption fee in connection with the Reorganization?

No. You will not have to pay a redemption fee in connection with the Reorganization.

What are the tax consequences of the Reorganization?

The Reorganization is expected to qualify as tax-free for U.S. federal income tax purposes. Accordingly, it is expected that FPA International Value Fund shareholders will not, and FPA International Value Fund generally will not, recognize any gain or loss as a direct result of the Reorganization for U.S. federal income tax purposes. FPA International Value Fund will receive a legal opinion from Ropes & Gray, LLP, counsel to Phaeacian Accent, as to this and other expected U.S. federal income tax consequences of the Reorganization at closing. It is possible that the Internal Revenue Service (“IRS”) or a court could disagree with this legal opinion. If FPA International Value Fund holds securities in certain foreign jurisdictions, the Reorganization may cause FPA International Value Fund or Phaeacian Accent to incur stamp tax or other transfer costs or expenses.

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PROPOSAL — APPROVAL OF THE REORGANIZATION

How do the investment objectives compare?

The investment objectives of FPA International Value Fund and Phaeacian Accent are identical. FPA International Value Fund seeks, and Phaeacian Accent will seek, to provide above average capital appreciation over the long term while attempting to minimize the risk of capital loss. Each Fund’s investment objective is non-fundamental and may be changed by a vote of its Board, without shareholder approval.

How do the fees and expenses compare?

These tables describe the fees and expense that you may pay if you buy and hold shares of the Funds. Fees and expenses of FPA International Value Fund are as of June 30, 2020. Pro Forma fees and expenses, which are the estimated fees and expenses of Phaeacian Accent after giving effect to the Reorganization, assume the Reorganization occurred on June 30, 2020. Shareholders of FPA International Value Fund will not pay any sales charges or redemption fees in connection with the Reorganization.

Shareholder Fees

Fees paid directly from your investment

	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less	Redemption Fee as a % of amount redeemed
FPA International Value Fund	None	None	None
Phaeacian Accent International Value Fund	None	None	None

Annual Fund Operating Expenses

Expenses you pay each year as a % of the value of your investment

	FPA International Value Fund	Phaeacian Accent International Value Fund Pro Forma
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	None	None
Other Expenses	0.31%	0.31%(1)
Total Annual Fund Operating Expenses	1.31%	1.31%
Expense Reimbursements	(0.02)%(2)	(0.02)%(3)
Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements	1.29%	1.29%

(1)	Other Expenses are based on estimated amounts for the current fiscal year.
(2)

First Pacific Advisors, LP (“First Pacific Advisors”) has contractually agreed to reimburse the Fund for Total Annual Fund Operating Expenses in excess of 1.29% of the average net assets of the Fund (excluding brokerage fees and commissions, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses, including litigation expenses not incurred in the Fund’s ordinary course of business) through April 30, 2021. This agreement may only be terminated earlier by the Fund’s Board of Trustees or upon termination of the Advisory Agreement.

(3)

Phaeacian Partners LLC, the Fund’s investment adviser, has contractually agreed to waive Management Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses (exclusive of

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brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and extraordinary expenses) exceed 1.29% of the average daily net assets of the Fund through October 31, 2023. Amounts waived or reimbursed in a particular contractual period may be recouped by the Adviser for 36 months following the end of the month when the waiver or reimbursement occurred, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement. This agreement may only be terminated earlier by the Fund’s Board of Trustees or upon termination of the Investment Management Agreement.

Expense Examples

The Examples are intended to help you compare the costs of investing in shares of FPA International Value Fund and Phaeacian Accent with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Funds for the time periods indicated. The Examples also assume that your investment had a 5% return during each year and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower based on these assumptions your costs would be:

	1 Yr	3 Yrs	5 Yrs	10 Yrs
FPA International Value Fund	$131	$420	$729	$1,608
Phaeacian Accent International Value Fund	$131	$409	$712	$1,573

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and, with respect to FPA International Value Fund, the first year of the three-, five-, and ten-year periods and, with respect to Phaeacian Accent International Value Fund, the first three years of the three-, five- and ten-year periods.

How do the principal investment strategies compare?

The Funds have the same principal investment strategies. FPA International Value Fund seeks, and Phaeacian Accent will seek, to achieve their investment objectives by identifying investment opportunities across international markets, including both developed and emerging countries. The Funds invest or will invest in equity securities of all market capitalizations domiciled in jurisdictions outside of the United States. FPA International Value Fund seeks, and Phaeacian Accent will seek, to invest in companies when their stock prices are significantly less than the portfolio manager’s estimate of their intrinsic values per share. The following chart compares the principal investment strategies of FPA International Value Fund and Phaeacian Accent.

	FPA International Value Fund	Phaeacian Accent International Value Fund
Investment Strategies	The Fund primarily seeks to identify investment opportunities across international markets, including both developed and emerging countries. It typically invests in equity securities of companies of all market capitalizations domiciled in jurisdictions outside of the United States. The portfolio manager does not restrict potential investments by market capitalization and the Fund may invest in small-, mid, and large-capitalization companies.	The Fund primarily seeks to identify investment opportunities across international markets, including both developed and emerging countries. It typically invests in equity securities of companies of all market capitalizations domiciled in jurisdictions outside of the United States. The portfolio manager does not restrict potential investments by market capitalization and the Fund may invest in small, mid and large capitalization companies.

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FPA International Value Fund	Phaeacian Accent International Value Fund

The Fund typically invests in a small selection of companies the portfolio manager believes are high quality and financially strong, and that the portfolio manager believes have management teams that run the business well operationally and allocate capital in a way that builds share value over time. The portfolio manager seeks to invest in these companies when their stock prices are significantly less than the portfolio manager’s estimate of their intrinsic values per share. The portfolio manager defines the “intrinsic value” of a business to mean the discounted value of the sum of all the free cash flows that can be generated by the business during its remaining life. The Fund may invest in a variety of types of equity securities, including common stocks, preferred stocks, convertible securities, rights and warrants.

The Fund’s universe of potential investments primarily includes companies domiciled in jurisdictions where the portfolio manager believes reasonable business practices exist. In investing the Fund’s assets, the portfolio manager focuses on countries with established rules of law and political systems that allow for transparent and unbiased enforcement of those laws, although there can be no assurance that the Fund’s assets will in all cases be invested in countries that offer such protections. The Fund will primarily invest in companies domiciled in Continental Europe, Japan, the United Kingdom, emerging Asian markets, the Americas (which typically excludes the United States), Australia and New Zealand, and developing EMEA (Europe, Middle East and Africa) countries. There are no geographic limits on the Fund’s non-U.S. investments. The portfolio manager does not expect to invest more than 35% of the Fund’s assets in securities of companies domiciled in emerging markets, however, the Fund’s investments in emerging markets may exceed this amount depending on market opportunities. The Fund considers emerging markets to be markets located in countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar emerging

The Fund typically invests in a small selection of companies the portfolio manager believes are high quality and financially strong, and that the portfolio manager believes have management teams that run the business well operationally and allocate capital in a way that builds share value over time. The portfolio manager seeks to invest in these companies when their stock prices are significantly less than the portfolio manager’s estimate of their intrinsic values per share. The portfolio manager defines the “intrinsic value” of a business to mean the discounted value of the sum of all the free cash flows that can be generated by the business during its remaining life. The Fund may invest in a variety of types of equity securities, including common stocks, preferred stocks, convertible securities, rights and warrants.

The Fund’s universe of potential investments primarily includes companies domiciled in jurisdictions where the portfolio manager believes reasonable business practices exist.

In investing the Fund’s assets, the portfolio manager focuses on countries with established rules of law and political systems that allow for transparent and unbiased enforcement of those laws, although there can be no assurance that the Fund’s assets will in all cases be invested in countries that offer such protections. The Fund will primarily invest in companies domiciled in Continental Europe, Japan, the United Kingdom, emerging Asian markets, the Americas (which typically excludes the United States), Australia and New Zealand, and developing EMEA (Europe, Middle East and Africa) countries. There are no geographic limits on the Fund’s non-U.S. investments. The portfolio manager does not expect to invest more than 35% of the Fund’s assets in securities of companies domiciled in emerging markets, however, the Fund’s investments in emerging markets may exceed this amount depending on market opportunities. The Fund considers emerging markets to be markets located in countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other

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FPA International Value Fund	Phaeacian Accent International Value Fund
characteristics. Given the Fund’s broad investment universe, the portfolio manager expects to be able to deploy a large part of the Fund’s assets under normal circumstances. However, the Fund will seek to remain true to its investment discipline at all times and in all market conditions, and may at time hold cash in lieu of equities if the portfolio manager cannot find sufficient investment opportunities that meet its key investment criteria. In addition, the portfolio manager may invest in depositary receipts, which are receipts that represent interests in non-U.S. securities that may be sponsored or unsponsored.

countries or markets with similar emerging characteristics. Given the Fund’s broad investment universe, the portfolio manager expects to be able to deploy a large part of the Fund’s assets under normal circumstances. However, the Fund will seek to remain true to its investment disciple at all times and in all market conditions, and may at time hold cash in lieu of equities if the portfolio managers cannot find sufficient investment opportunities that meet all of its key investment criteria. In addition, the portfolio manager may invest in depositary receipts, which are receipts that represent interests in non-U.S. securities that may be sponsored or unsponsored.

The portfolio manager believes that the Fund’s investment goals are best achieved by taking a long-term approach. The portfolio manager considers himself an owner of businesses and believes the intrinsic value of a business is not decided by what happens in a given quarter, but rather by what will happen over a multi-year period. However, the portfolio manager is also valuation-driven. As such, what ultimately dictates the Fund’s holding period of any security is how much time it takes for the discount to fair value to unwind.

Key Investment Criteria. The portfolio manager expects to consider the following investment criteria, among others, under normal circumstances.

The portfolio manager believes that the Fund’s investment goals are best achieved by taking a long-term approach. The portfolio manager considers himself as owner of businesses and believes the intrinsic value of a business is not decided by what happens in a given quarter, but rather by what will happen over a multi-year period. However, the portfolio manager is also valuation-driven. As such, what ultimately dictates the Fund’s holding period of any security is how much time it takes for the discount to fair value to unwind.

Key Investment Criteria. The portfolio manager expects to consider the following investment criteria, among others, under normal circumstances.

1.  Business Quality. The portfolio manager seeks to invest in businesses with high barriers to market entry, low threat of substitutes, sustainable competitive advantages, and power over customers as well as suppliers. The portfolio manager believes that such businesses can expand revenue over time, generate industry leading margins, realize high levels of free cash flow, and earn attractive returns on capital employed.

2.  Financial Strength. The portfolio manager considers the overall financial strength of businesses. The portfolio manager seeks to avoid companies with excessive leverage on their balance sheet relative to the free cash flow profile of the business. The

1.  Business Quality. The portfolio manager seeks to invest in businesses with high barriers to market entry, low threat of substitutes, sustainable competitive advantages, and power over customers as well as suppliers. The portfolio manager believes that such businesses can expand revenue over time, generate industry leading margins, realize high levels of free cash flow, and earn attractive returns on capital employed.

2.  Financial Strength. The portfolio manager considers the overall financial strength of businesses. The portfolio manager seeks to avoid companies with excessive leverage on their balance sheet relative to the free cash flow profile of the business. The

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FPA International Value Fund	Phaeacian Accent International Value Fund

    portfolio manager believes that a strong balance sheet can help a company withstand temporary disruptions or adverse economic circumstances, and put it in a position to gain strength though challenging times.

3.  Strong Management. The portfolio manager seeks to invest in companies with shareholder-aligned management teams that have histories of both operational excellence and capital allocation that builds shareholder value.

4.  Low Absolute Valuation. The portfolio manager only makes investments when he believes the investment offers a high margin of safety, i.e., when the issuer’s shares trade at a significant discount to the portfolio manager’s estimate of their intrinsic value.

Given the portfolio manager’s strict investment criteria, a broad potential investment universe, a limited number of holdings in the portfolio, and a benchmark-agnostic approach are all important aspects of the Fund’s strategy. While there are thousands of publicly listed companies across international markets, the portfolio manager believes that only a limited number of them combine strong business fundamentals, financial strength, and shareholder-friendly management teams while trading at a significant discount to intrinsic value, which leads the portfolio manager to run a concentrated portfolio. The portfolio manager’s benchmark-agnostic approach focuses on whether an opportunity meets all of the investment criteria, rather than where the company is domiciled or which sector or industry it operates in.

The portfolio manager is cognizant of macro-economic factors, but centers his analyses around, and selects stocks based on, the fundamentals of the underlying businesses. The portfolio manager performs security selection on a bottom-up basis and conducts extensive research on individual investment candidates, focusing on business fundamentals. The portfolio manager eschews businesses that do not lend themselves to appraisal. The portfolio manager uses research findings to estimate the intrinsic value of businesses.

    portfolio manager believes that a strong balance sheet can help a company withstand temporary disruptions or adverse economic circumstances, and put it in a position to gain strength though challenging times.

3.  Strong Management. The portfolio manager seeks to invest in companies with shareholder-aligned management teams that have histories of both operational excellence and capital allocation that builds shareholder value.

4.  Low Absolute Valuation. The portfolio manager only makes investments when he believes the investment offers a high margin of safety, i.e., when the issuer’s shares trade at a significant discount to the portfolio manager’s estimate of their intrinsic value.

Given the portfolio manager’s strict investment criteria, a broad potential investment universe, a limited number of holdings in the portfolio, and a benchmark-agnostic approach are all important aspects of the Fund’s strategy. While there are thousands of publicly listed companies across international markets, the portfolio manager believes that only a limited number of them combine strong business fundamentals, financial strength, and shareholder-friendly management teams while trading at a significant discount to intrinsic value, which leads the portfolio manager to run a concentrated portfolio. The portfolio manager’s benchmark-agnostic approach focuses on whether an opportunity meets all of the investment criteria, rather than where the company is domiciled or which sector or industry it operates in.

The portfolio manager is cognizant of macro-economic factors, but center his analyses around, and selects stocks based on the fundamentals of the underlying businesses. The portfolio manager performs security selection on a bottom-up basis and conducts extensive research on individual investment candidates, focusing on business fundamentals. The portfolio manager eschews businesses that do not lend themselves to appraisal. The portfolio manager uses research findings to estimate the intrinsic value of businesses.

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FPA International Value Fund	Phaeacian Accent International Value Fund

The Fund’s portfolio construction is the product of this research and valuation process. The portfolio manager selects companies that meet his qualitative investment criteria and in his view offer a significant margin of safety. The portfolio manager ranks all portfolio securities according to the relative discount to his estimate of intrinsic value and usually allocates the largest portfolio weightings to those investments that he believes offer the greatest opportunity for appreciation. The portfolio manager believes that this approach allows his best ideas to have a meaningful impact on the Fund’s performance.

The portfolio manager may sell a portfolio holding when the holding’s market price appreciates and approaches the portfolio manager’s estimate of intrinsic value; when the portfolio manager finds an opportunity to reallocate the Fund’s assets to other investments with greater reward potential; or when the original investment thesis no longer holds.

The Fund’s portfolio construction is the product of this research and valuation process. The portfolio manager selects companies that meet his qualitative investment criteria and in his view offer a significant margin of safety. The portfolio manager ranks all portfolio securities according to the relative discount to his estimate of intrinsic value and usually allocates the largest portfolio weightings to those investments that he believes offer the greatest opportunity for appreciation. The portfolio manager believes that this approach allows his best ideas to have a meaningful impact on the Fund’s performance.

The portfolio manager may sell a portfolio holding when the holding’s market price appreciates and approaches the portfolio manager’s estimate of intrinsic value; when the portfolio manager finds an opportunity to reallocate the Fund’s assets to other investments with greater reward potential; or when the original investment thesis no longer holds.

How do the principal risks compare?

The principal risks associated with an investment in FPA International Value Fund are substantially similar to the principal risks associated with an investment in Phaeacian Accent because the Funds have substantially similar investment objectives and substantially similar principal investment strategies. Although the principal risks are substantially similar, each Fund uses different terminology to describe the principal risks applicable to such Fund’s principal investment strategy. In addition, Phaeacian Accent is “non-diversified” as defined under the 1940 Act, whereas FPA International Value Fund is “diversified.” Phaeacian Accent may therefore invest a greater percentage of its assets in securities issued by or representing a small number of issuers. The principal risks for Phaeacian Accent are described below. For the principal risks associated with an investment in FPA International Value Fund, please consult Appendix D.

It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund’s Adviser and there is no guarantee that the Fund will achieve its investment objective. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.

Risks Associated with Investing in Equities. Equity securities, generally common stocks and/or depositary receipts, held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic or political conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Sustained periods of market volatility, either globally or in any jurisdiction in which the Fund invests, may increase the risks associated with an investment in the Fund. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. Equity securities generally have greater price volatility than debt securities. The Fund’s shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC.

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Risks Associated with Investing in Large-Capitalization Companies. Returns on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.

Risks Associated with Investing in Smaller-Cap and Mid-Cap Companies. The prices of securities of mid-cap and smaller-cap companies tend to fluctuate more widely than those of larger, more established companies. Mid-cap and smaller-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. In addition, these companies often have shorter operating histories and are more reliant on key products or personnel than larger companies. The securities of smaller or medium- sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Securities of such issuers may lack sufficient market liquidity to effect sales at an advantageous time or without a substantial drop in price.

Risks Associated with Investing in Non-U.S. Securities. Non-U.S. investments (including depositary receipts) can be riskier, more volatile and less liquid than investments in the United States. Adverse political, social and economic developments or instability, or changes in the value of non-U.S. currency, can make it more difficult for the Fund to sell its securities and could reduce the value of the Fund’s shares. Differences in regulatory, tax and accounting standards and differences in reporting standards may cause difficulties in obtaining information about non-U.S. companies and may negatively affect investment decisions. Investments in non-U.S. securities may be affected by restrictions on receiving investment proceeds from outside the U.S., confiscatory tax laws, and potential difficulties in enforcing contractual obligations. Transactions may be subject to less efficient settlement practices, including extended clearance and settlement periods. In addition, global economies are increasingly interconnected, which increases the possibility that conditions in one country, region or financial market might adversely impact a different country, region or financial market.

Risks Associated with Investing in Emerging Markets. The Fund’s investments in non-U.S. issuers in developing or emerging market countries may involve increased exposure to changes in economic, social and political factors as compared to investments in more developed countries. The economies of most emerging market countries are in the early stage of capital market development and may be dependent on relatively fewer industries. As a result, their economic systems are still evolving. Their legal and political systems may also be less stable than those in developed economies. Securities markets in these countries can also be smaller, and there may be increased settlement risks. The Public Company Accounting Oversight Board, which regulates auditors of U.S. companies, is unable to inspect audit work papers in certain foreign countries. Investors in emerging markets often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. Emerging market countries often suffer from currency devaluation and higher rates of inflation. Due to these risks, securities issued in developing or emerging countries may be more volatile, less liquid, and harder to value than securities issued in more developed countries.

Risks Associated with Value Investing. Value stocks, including those selected by the portfolio manager for the Fund, are subject to the risks that their intrinsic value may never be realized by the market and that their prices may go down. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods. The Fund’s value discipline may result in a portfolio of stocks that differs materially from its benchmark index.

Securities selected by the portfolio manager using a value strategy may never reach their intrinsic value because the market fails to recognize what the portfolio manager considers to be the true business value or

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because the portfolio manager has misjudged those values. There may be periods during which the investment performance of the Fund suffers while using a value strategy.

Market Risk. The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Fund investments may decline in value due to factors affecting the overall markets, or particular industries or sectors. The value of a holding may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for an issuer’s financial condition, changes in interest or currency rates, domestic or international monetary policy or adverse investor sentiment generally. The value of a holding may also decline due to factors that affect a particular industry or industries, such as competitive conditions within an industry or government regulations. The Fund may experience heavy redemptions, which could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of an investment in the Fund to unexpectedly decline. The Fund may rely on various third-party sources to calculate its net asset value. Errors or systems failures and other technological issues may adversely impact the Fund’s calculation of its net asset value, and such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculation and/or the inability to calculate net asset values over extended periods. The Fund may be unable to recover any losses associated with such failures.

Liquidity Risk. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price.

Large Investor Risk. Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may affect the performance of the Fund, may increase realized capital gains, may accelerate the realization of taxable income or gains for shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund’s expenses. In addition, the Fund may be delayed in investing new cash after a large shareholder purchase, and under such circumstances may be required to maintain a larger cash position than it ordinarily would.

Management Risk. The Fund is subject to management risk as an actively managed investment portfolio. The portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The portfolio manager’s opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect, the portfolio manager may not make timely purchases or sales of securities for the Fund, the Fund’s investment objective may not be achieved, or the market may continue to undervalue the Fund’s securities. In addition, the Fund may not be able to quickly dispose of certain securities holdings. The frequency of trading within the Fund impacts portfolio turnover rates, which are shown in the financial highlights table. A higher rate of portfolio turnover could produce higher trading costs and taxable distributions, which would detract from the Fund’s performance. Moreover, there can be no assurance that all of the Adviser’s personnel will continue to be associated with the Adviser for any length of time. The loss of services of one or more key employees of the Adviser, including the portfolio manager, could have an adverse impact on the Fund’s ability to achieve its investment objective. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired. In such circumstances, the portfolio manager may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund.

Key Person Risk. The Fund is heavily dependent upon Mr. Pierre O. Py for its operation and for the execution of its investment strategy. The Fund would likely find it more difficult to execute its investment strategy and to continue its operation in the event he were no longer involved in the management of the Fund.

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Risks Associated with Non-Diversification. The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund. In addition, due to its relatively low number of holdings, the Fund will be more susceptible to company-specific events and risks impacting the particular securities held by the Fund than a fund with a greater number of holdings.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How do the purchase, exchange and redemption policies compare?

The Funds have generally similar procedures for buying and selling shares. Investors may invest in the Funds through a financial intermediary, by mail, by wire or telephone. Investors may redeem their shares in either Fund by contacting their financial intermediary, by mail or by telephone, if such investor previously established this option in their account.

The policies for buying and selling shares are similar. Both FPA International Value Fund and Phaeacian Accent require a minimum initial investment of $1,500. Each subsequent investment in FPA International Value Fund must be at least $100; there is no minimum for subsequent investments in Phaeacian Accent. However, both Funds reserve the right to waive or lower purchase and investment minimums in certain circumstances.

FPA International Value Fund and Phaeacian Accent impose no redemption fees. For more information on policies for Phaeacian Accent, please see Appendix B.

How do the distribution arrangements compare?

UMB Distribution Services, LLC acts as principal underwriter of FPA International Value Fund. It is located at 235 West Galena Street, Milwaukee, Wisconsin 53212. Foreside Financial Services, LLC (“Foreside”), 3 Canal Plaza, Suite 100, Portland, Maine 04101, is the principal underwriter and distributor of Phaeacian Accent. Both UMB Distribution Services and Foreside are members of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

How do the fundamental investment policies compare?

The fundamental investment policies of the Funds are substantially similar. Although each Fund describes its fundamental investment policies differently, these differences do not reflect a material difference between the fundamental policies that govern investments by the Funds. All of the investment policies described in the table below are fundamental, meaning these policies may not be changed without shareholder approval.

	FPA International Value Fund	Phaeacian Accent International Value Fund
Borrowing	The Fund will not borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund’s Prospectus and Statement of Additional Information as they may be amended from time to time.	[The Fund] may borrow money to the extent permitted by applicable law from time to time.

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	FPA International Value Fund	Phaeacian Accent International Value Fund
Issuing Senior Securities	The Fund will not issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.	[The Fund] may not issue any class of securities which is senior to [the] Fund’s shares of beneficial interest, except to the extent the Fund [is] permitted to borrow money and except as otherwise consistent with applicable law from time to time.

Underwriting	The Fund will not underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.	[The Fund] may not act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities or in connection with the purchase of securities directly from the issuer thereof, it may be deemed to be an underwriter under certain federal securities laws.

Concentration	The Fund will not concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).	[The Fund] may not purchase any security if as a result 25% or more of [the] Fund’s total assets (taken at current value) would be invested in securities of issuers in a single industry or group of industries (for purposes of this restriction, (i) bank loans and loan participations will be considered investments in the industry of the underlying borrower, (ii) investment companies are not considered to constitute an industry, and (iii) derivatives counterparties are not considered to be part of any industry).

Real Estate	The Fund will not purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that the Fund may invest in securities of issuers that deal or invest in real estate and (3) that the Fund may purchase securities secured by real estate or interests therein.	[The Fund] will not purchase real estate directly, but may possess, hold, purchase and/or dispose of it in connection with managing or exercising its rights in respect of its investments. The Fund may (i) purchase interests in issuers which deal or invest in real estate, including limited partnership interests of limited partnerships that invest or deal in real estate, (ii) purchase securities which are secured by real estate or interests in real estate, including real estate mortgage loans, and (iii) acquire (by way of foreclosure or otherwise), hold and/or dispose of real estate that secured, or is otherwise related to, an investment of the Fund. (For purposes of this restriction, investments by the Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate.).

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	FPA International Value Fund	Phaeacian Accent International Value Fund
Commodities	The Fund will not purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.	[The Fund] may purchase or sell commodities to the extent permitted by applicable law from time to time.

Issue Loans	The Fund will not make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund’s Prospectus and Statement of Additional Information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.	[The Fund] may make loans, including to affiliated investment companies, except to the extent the Funds are prohibited from doing so by applicable law. The Fund may purchase loan participations or otherwise invest in loans or similar obligations, and may make loans directly to borrowers, itself or as part of a lending syndicate. The Fund may purchase debt obligations or other financial instruments in which the Fund may invest consistent with its investment policies, enter into repurchase agreements, or lend its portfolio securities.

How do the non-fundamental investment policies compare?

FPA International Value Fund has a number of non-fundamental investment policies (as described in the table below) for which Phaeacian Accent International Value Fund has no counterpart. These differences will not reflect a material difference in the manner in which Phaeacian Accent International Value Fund will be managed. Non-fundamental investment policies may be changed without shareholder approval.

	FPA International Value Fund	Phaeacian Accent International Value Fund
Borrowing

The Fund may not borrow money, except that (1) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), (2) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

Notwithstanding the investment restrictions above, the Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, except that the Fund may borrow from banks as a temporary measure

Provisions of the 1940 Act require the Fund to maintain continuous asset coverage of 300% of the amount borrowed from a bank, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage.

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	FPA International Value Fund	Phaeacian Accent International Value Fund
for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

Currencies or Securities	The Fund may purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.	The Fund may invest in derivatives, a category of investments that includes forward non-U.S. currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions or currency changes to reduce transaction costs or to manage cash flows.

Foreign Currencies	The Fund may purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.	The Fund may invest in securities of U.S.-dollar denominated non-U.S. issuers traded in the United States and in non-U.S. currency-denominated securities of non-U.S. issuers.

Non-U.S. Issuers	The Fund may invest in the securities of non-U.S. issuers.	The Fund may invest in securities of U.S.-dollar denominated non-U.S. issuers traded in the United States and in non-U.S. currency-denominated securities of non-U.S. issuers.

Investment Companies	The Fund may purchase shares of other investment companies to the extent permitted by applicable law. The Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open- end management investment company with substantially the same investment objectives, policies and limitations.	No stated policy.

Illiquid and Restricted Securities

The Fund may invest in illiquid and restricted securities to the extent permitted by applicable law.

The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment; and (2) limiting its holdings of such securities to 15% of net assets.

The Fund may invest in restricted securities and private placements (including those issued under Rule 144A) as well as illiquid securities. The Fund may invest no more than 15% of its net assets (measured at the time of investment) in illiquid investments.

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	FPA International Value Fund	Phaeacian Accent International Value Fund
Options	The Fund may write covered call options and may buy and sell put and call options.	The Fund may write put options and covered call options.

Repurchase Agreements	The Fund may enter into repurchase agreements.	The Fund may use repurchase agreements, reverse repurchase agreements and/or stock-lending agreements.

Securities Lending	The Fund may lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Fund’s total assets taken at market value. In addition, the Fund must receive at least 100% collateral.	See Fundamental Investment Policy, above.

Short Selling	The Fund may sell securities short and engage in short sales “against the box.”	No stated policy.

Swap Transactions	The Fund may enter into swap transactions.	No stated policy.

How does the performance compare?

No performance information is included here for Phaeacian Accent since the Fund has not yet commenced investment operations. As the accounting successor to the FPA International Value Fund, Phaeacian Accent will assume the performance history of FPA International Value Fund at the closing of the Reorganization. Performance information for FPA International Value Fund is presented below.

The bar chart and the performance table below illustrate the risks and volatility of an investment in FPA International Value Fund by showing changes in FPA International Value Fund’s performance from year to year and by showing average annual total returns for years 1, 5, and since inception compare with those of a broad measure of market performance. Of course, FPA International Value Fund’s past performance (before and after taxes) does not necessarily indicate how FPA International Value Fund or Phaeacian Accent will perform in the future.

Updated performance information is available on FPA International Value Fund’s website at www.fpa.com or by calling (800) 982-4372.

FPA International Value Fund

(as of December 31 of each year)

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The Fund’s highest/lowest quarterly results during this time period were:

Highest 13.16% (Quarter ended 3/31/2012)

Lowest -10.23% (Quarter ended 9/30/2015)

The Fund’s year-to-date total return as of June 30, 2020: 18.61%

Average Annual Total Returns for Periods Ended December 31, 2019

This table compares FPA International Value Fund’s average total returns for the periods ended December 31, 2019 to those of an appropriate broad based index. In addition, the table shows how FPA International Value Fund’s average annual total returns compare with the returns of (i) an index designed to represent the performance of mid cap representation across developed and emerging markets.

	1-Year	5-Year	Since Inception
Before taxes	24.05%	7.51%	8.48%
After Taxes on Distributions(1)	22.35%	6.78%	7.79%
After Taxes on Distributions and Sale of Fund Shares(1)	14.68%	5.77%	6.63%
MSCI ACWI ex-USA Index (reflects no deductions for fees, expenses or taxes)	21.51%	5.51%	6.58%

(1)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an investor’s tax situation and may differ from those shown. After-tax returns presented here are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Early withdrawal from a 401(k) account or an IRA could lead to taxation of the withdrawn amount as ordinary income and could be subject to an additional tax penalty. The after-tax returns on distributions and sale of Fund shares may be higher than returns before taxes due to the effect of a tax benefit an investor may receive from the realization of capital losses that would have been incurred on the sale of Fund shares.

How does the management compare?

The following table describes the management of the Funds.

	FPA International Value Fund	Phaeacian Accent International Value Fund
Investment Adviser	First Pacific Advisors, LP	Phaeacian Partners, LLC)
Management Fee (as a percentage of average daily net assets)	1.00%	1.00%
Administrator	State Street Bank and Trust Company	The Northern Trust Company
Administrative Fee	Fee equal to the greater of (i) monthly installment of the annual per Fund minimum ($110,000) or (ii) the Fund’s pro rata share of the monthly fee based upon the average net assets of the Fund Complex on a monthly basis: 0.0055% of the	Annual fee based on each Fund’s aggregate net assets. On the first $200 million, a 0.0775% fee shall apply; on the next $300 million, a 0.0675% fee shall apply; on the next $500 million, a 0.0575% fee shall apply, and over $1 billion, a 0.0475% fee shall apply

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	FPA International Value Fund	Phaeacian Accent International Value Fund
first $20 billion in assets; 0.0035% of the next $20 billion in assets; and 0.0020% thereafter
Portfolio Managers	Pierre O. Py	Pierre O. Py

For more information on each of the service providers and portfolio managers noted above, please see Appendix C.

Additional information about the Reorganization

Rights of Shareholders

FPA International Value Fund is organized as a separate series of FPA Trust, an open-end management investment company established under Delaware law as a Delaware business trust. FPA Trust is governed by a board of trustees, currently consisting of seven members. For more information on the history of FPA Trust, see the Statement of Additional Information of FPA International Value Fund, dated April 30, 2020.

Phaeacian Accent is organized as a separate series of Datum One, an open-end management investment company organized as a Massachusetts business trust. Datum One is governed by a board of trustees consisting of five members.

The key differences in the rights of shareholders are described in the table below.

	FPA International Value Fund	Phaeacian Accent International Value Fund
Election of Trustees	The Trustees may be elected by the Trustees or by the Shareholders. Shareholders of the Trust elected the initial Trustees at a meeting of the Shareholders held prior to the effective date of the Registration Statement of the Trust under the 1940 Act. The Shareholders may fix the number of Trustees and elect Trustees at any meeting of Shareholders called by the Trustees for that purpose and to the extent required by applicable law. In addition, provided there are at least two remaining Trustees at the time, the Trustees may elect one or more Trustees to fill any vacancy(ies) or anticipated vacancy(ies) resulting from any reason, including without limitation the death, resignation, retirement, removal or incapacity, consistent with relevant provisions of the 1940 Act.	A Trustee may be elected either by the Trustees or by the Shareholders. The Shareholders may fix the number of Trustees and elect Trustees at any meeting of Shareholders called by the Trustees for that purpose and to the extent required by applicable law. When a quorum is present at any meeting, a plurality of the Shares voted shall elect a Trustee.

Removal of Trustees	Any Trustee may be removed with or without cause at any time by written instrument, signed by at least two-thirds of the number of Trustees in office immediately prior to such removal, specifying the date upon which such	A Trustee may be removed, with or without cause (i) by vote of the holders of two-thirds of the outstanding shares of the Trust at a meeting called for the purpose or (ii) by vote of two-thirds of the Trustees.

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	FPA International Value Fund	Phaeacian Accent International Value Fund
removal shall become effective. Any such removal shall be effective as to the Trust and each Sub-Trust [i.e. series] hereunder.

Termination	The Trust or any series may be terminated at any time (i) by the Trustees by written notice to the shareholders of the Trust or to the shareholders of the Trust or particular series, as the case may be, or (ii) by the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of each series entitled to vote or (2) 67% or more of the shares of each series entitled to vote at a meeting called for this purpose if more than 50% of the outstanding shares of each series entitled to vote are present at the meeting in person or by proxy.	The Trust or any series or class of any series may be terminated at any time (i) by the Trustees by written notice to the shareholders of the Trust or to the shareholders of the particular series or class, as the case may be, or (ii) by the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of each series or class entitled to vote or (2) 67% or more of the shares of each series or class entitled to vote and present at a meeting called for this purpose if more than 50% of the outstanding shares of each series or class entitled to vote are present at the meeting in person or by proxy.

Amendments to the Declaration of Trust	The Declaration of Trust may be amended provided that no amendment shall repeal the limitations on personal liability of any Shareholder or Trustee or repeal the prohibition of assessment upon the Shareholders without the express consent of each Shareholder or Trustee involved. The Declaration of Trust (whether or not related to the rights of Shareholders) may be amended at any time, so long as such amendment does not adversely affect the rights of any Shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act, by an instrument in writing signed by a majority of the then Trustees (or by an officer of the Trust pursuant to the vote of a majority of such Trustees). Any amendment to this Declaration of Trust that adversely affects the rights of Shareholders of the Trust or one of its series, requires the approval of both a majority of the then Trustees and the approval of Shareholders holding a majority of the Shares of the Trust or series, as applicable, then entitled to vote.	The Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by a vote of the shareholders, provided that the shareholder authorization shall not be required in the case of any amendment (i) having the purpose of changing the name of the Trust or of any other series or class of Shares or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or consistent provision contained herein or (ii) which is determined by the Trustees in their sole discretion not to have a material adverse effect on the Shareholders of any series or class of shares.

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	FPA International Value Fund	Phaeacian Accent International Value Fund
Approval of a Consolidation or Merger	The Trustees may sell, convey, merge, and transfer the assets of the Trust, or the assets belonging to any one or more series, to another entity organized under the laws of any state of the United States (including another series or class of the Trust) in exchange for cash, shares or other securities (including, in the case of a transfer to another series of the Trust, Shares of such other series or any class thereof) with such transfer either (1) being made subject to, or with the assumption by the transferee of, the liabilities belonging to each series the assets of which are so transferred, or (2) not being made subject to, or not with the assumption of, such liabilities; provided, however, that no assets belonging to any particular series shall be so transferred unless the terms of such transfer shall have first been approved at a meeting called for the purpose by the by the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of	Except as otherwise required by applicable law, the Trustees may, without Shareholder approval, authorize the Trust or any series or class to merge, consolidate or reorganize with any other entity (including another series or class of the Trust), or to sell or exchange all or substantially all of the assets of the Trust or of any series or class, in each case upon such terms and for such consideration as they may determine to be in the best interests of the Trust or of the particular series or class. The authority provided by this Section shall be in addition to the powers granted to the Trustees under any other provision of this Declaration of Trust.
each series entitled to vote or (2) 67% or more of the shares of each series entitled to vote at a meeting called for this purpose if more than 50% of the outstanding shares of each series entitled to vote are present at the meeting in person or by proxy.

Limitation of Personal Liability

All persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets of the Sub-Trust [i.e. series] with which such person dealt for payment under such credit, contract or claim; and neither the Shareholders of any Sub-Trust nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, nor any other Sub-Trust nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, nor any other Sub-Trust shall be personally liable therefor.

Every note, bond, contract, instrument, certificate, or undertaking made or issued by the Trustees or by any officers or

In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder of the Trust or of a particular series or class and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representative or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the series (or attributable to the class) of which he or she is a Shareholder or former Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability.

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	FPA International Value Fund	Phaeacian Accent International Value Fund
officer shall give notice that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, or the particular Sub-Trust in question, as the case may be, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually or otherwise invalidate any such note, bond, contract, instrument, certificate, or undertaking.

Dissenters’ rights and Preemptive Rights	Shareholders have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust.	Shareholders have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust

Dividends and Other Distributions

FPA International Value Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. Phaeacian Accent intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis and intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Phaeacian Accent may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on Phaeacian Accent.

Capitalization of the Funds

The following table shows on an unaudited basis the capitalization of each of the Funds as of June 30, 2020 and on a pro forma basis as of June 30, 2020, giving effect to the Reorganization:

	Net Assets	Net Asset Value Per Share	Shares Outstanding(1)
FPA International Value Fund	$286,533,000	$15.67	18,283,855
Phaeacian International Value Fund	N/A	N/A	N/A
Phaeacian International Value Fund (pro forma)	$286,533,000	$15.67	18,283,855

(1)	The number of shares outstanding does not reflect purchase and sale transactions that had not yet settled as of June 30, 2020.

The Reorganization Agreement

The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a form of which is attached to this Proxy Statement/Prospectus as Appendix A.

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The Reorganization Agreement provides for: (i) the transfer of all of the assets of FPA International Value Fund to Phaeacian Accent in exchange solely for shares of beneficial interest of Phaeacian Accent International Value Fund of equal aggregate NAV and the assumption by Phaeacian Accent International Value Fund of all of FPA International Value Fund’s liabilities; (ii) the distribution by FPA International Value Fund of the shares of beneficial interest of Phaeacian Accent International Value Fund pro rata to the shareholders of FPA International Value Fund, and (iii) the termination, dissolution and complete liquidation of FPA International Value Fund.

The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of FPA International Value Fund and that the Funds receive an opinion from the law firm of Ropes & Gray LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. The Reorganization Agreement also requires that each of the Funds take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or by one party on certain other grounds.

The Reorganization is contingent upon approval of the Global Value Reorganization by the shareholders of FPA Paramount Fund, Inc.

Please refer to Appendix A to review the terms and conditions of the Reorganization Agreement.

Expenses of the Reorganization

The expenses of the Reorganization will be paid by Phaeacian and/or First Pacific Advisors (or their respective affiliates) and are not subject to recoupment. The expenses of the Reorganization include, but are not limited to, the costs associated with the preparation of necessary filings with the SEC, printing and distribution of the Proxy Statement/Prospectus and proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting. The expenses of the Reorganization are estimated to be approximately $197,000 and do not include the transition costs described in “Portfolio Transitioning” below.

Portfolio Transitioning

As discussed above, the Funds have substantially similar principal investment strategies. As a result, the Funds’ portfolio manager does not anticipate the need to sell a significant portion of FPA International Value Fund’s holdings if the Reorganization is approved by shareholders. To the extent that FPA International Value Fund’s holdings are sold or closed prior to the Closing Date, the proceeds of such sales are expected to be invested in securities that the portfolio manager wishes for Phaeacian Accent to hold and in temporary investments, which will be delivered to Phaeacian Accent at the Closing Date.

Tax Considerations

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, pursuant to this treatment, neither FPA International Value nor its shareholders, nor Phaeacian Accent nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes directly from the transactions contemplated by the Reorganization Agreement.

As a condition to each Fund’s obligation to consummate the Reorganization, the Funds will receive a favorable tax opinion from Ropes & Gray LLP, counsel to Phaeacian Accent (which opinion will be subject to certain qualifications), satisfactory to both parties substantially to the effect that, on the basis of the existing

23

provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes:

(i) the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and FPA International Value Fund and Phaeacian Accent will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii) no gain or loss will be recognized by FPA International Value Fund (a) upon the transfer of its assets to Phaeacian Accent pursuant to the Reorganization Agreement in exchange for shares of Phaeacian Accent and the assumption of all FPA International Value Fund’s liabilities by Phaeacian Accent or (b) upon the distribution of shares of Phaeacian Accent by FPA International Value Fund to its shareholders in liquidation of FPA International Value Fund;

(iii) no gain or loss will be recognized by Phaeacian Accent upon the receipt of the assets of FPA International Value Fund in exchange for the assumption by Phaeacian Accent of all the liabilities of FPA International Value Fund and issuance of shares of Phaeacian Accent;

(iv) Phaeacian Accent’s tax basis in the assets of FPA International Value Fund transferred to Phaeacian Accent pursuant to the Reorganization Agreement will be the same as FPA International Value Fund’s tax basis immediately prior to the transfer;

(v) the holding periods in the hands of Phaeacian Accent of each asset of FPA International Value Fund transferred to Phaeacian Accent pursuant to the Reorganization Agreement will include the period during which such asset was held or treated for federal income tax purposes as held by FPA International Value Fund;

(vi) no gain or loss will be recognized by shareholders of FPA International Value Fund upon the exchange of their shares of FPA International Value Fund for shares of Phaeacian Accent (including fractional shares to which they may be entitled) pursuant to the Reorganization Agreement;

(vii) the aggregate tax basis of the shares of Phaeacian Accent each shareholder of FPA International Value Fund receives pursuant to the Reorganization Agreement (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the FPA International Value Fund shares exchanged therefor;

(viii) a FPA International Value Fund shareholder’s holding period for the shares of Phaeacian Accent (including fractional shares to which they may be entitled) received pursuant to the Reorganization Agreement will be determined by including the period during which such shareholder held or is treated for federal income tax purposes as having held the shares of FPA International Value Fund exchanged therefor, provided that the shareholder held those FPA International Value Fund shares as a capital asset on the date of the exchange;

(ix) Phaeacian Accent will succeed to and take into account the items of FPA International Value Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

Phaeacian Accent will file the tax opinion with the SEC shortly after completion of the proposed merger. The opinion will be based on certain factual certifications made by officers of FPA International Value Fund and Phaeacian Accent, and such other items as Ropes & Gray LLP deems necessary to render the opinion, and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the Internal Revenue Service will agree with the opinion. If the Reorganization were consummated but did not qualify as a tax-free reorganization, FPA International Value Fund shareholders would recognize a taxable gain or loss equal to the difference between their tax basis in their FPA International Value Fund shares and the fair market value of the shares of Phaeacian Accent received.

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The ability of Phaeacian Accent to carry forward capital losses (if any) of FPA International Value Fund and to use such losses to offset future gains is not expected to be limited as a result of the Reorganization. If any of FPA International Value Fund’s holdings are sold in connection with the Reorganization, any capital gains recognized in such sales will be distributed to shareholders during or with respect to the year of sale, and such distributions will be taxable to shareholders. This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganization in light of their individual circumstances, and as to the applicability and effect of state, local, non-U.S., and other tax laws.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides a non-exclusive “safe harbor” under which an investment adviser to a registered investment company or an affiliated person of such an investment adviser may receive any amount or benefit in connection with a sale of securities or any other interest in such adviser which results in an assignment of an investment advisory contract with such company if (i) for a period of three years following such assignment, a majority of the board of directors of such company are not interested persons of the investment adviser of such company or the predecessor adviser of such company; and (ii) no “unfair burden” is imposed on such company as a result of such assignment or any express or implied terms conditions or understandings applicable thereto.

For purposes of Section 15(f), the term “unfair burden” is defined to include any arrangement during the two-year period after the date on which transaction occurs whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined by the 1940 Act) of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, (i) from the company or its shareholders, other than fees for bona fide investment advisory or other services, or (ii) with certain exceptions, from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the company, other than bona fide ordinary compensation as principal underwriter of the company.

Although First Pacific Advisors and Phaeacian do not believe Section 15(f) of the 1940 Act applies to the Reorganization, Phaeacian has agreed not to, and has agreed not to cause its affiliates to, take (or fail to take) any action if such action (or failure to take such action) would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) of the 1940 Act not to be met in respect of this Agreement as to Phaeacian Accent.

What is the FPA Board’s recommendation?

At a meeting of the FPA Board, after consideration of such factors and information it considered relevant (see below), the FPA Board, including a majority of the Trustees who are not “interested persons,” as defined by the 1940 Act (the “Independent Trustees”), approved the Reorganization Agreement and voted to recommend to shareholders that they approve the Reorganization Agreement. The FPA Board is therefore recommending that FPA International Value shareholders vote “FOR” the Reorganization Agreement.

What factors did the FPA Board consider?

During their deliberations, the FPA Board, with the advice and assistance of counsel, reviewed and considered, among other things:

•	that the Acquiring Fund and the Acquired Fund have substantially similar investment objectives, principal investment strategies and principal investment risks;

•

that the portfolio manager of the Acquired Fund, who has managed the Acquired Fund since its inception in 2011, would serve as the portfolio manager to the Acquiring Fund, providing continuity of portfolio management;

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•

that the financial relationship between Polar Capital and the Adviser is designed to enable the portfolio manager to have a high degree of autonomy with respect to the management of the Acquiring Fund;

•	the capabilities, practices and resources of Polar Capital to support the administrative services and compliance programs of the Adviser and the Acquiring Fund;

•	that the investment advisory fee and total expenses after fee reductions and/or expense reimbursements of the Acquiring Fund are expected to be the same as those of the Acquired Fund;

•

that the Adviser has agreed to enter into a contractual expense limitation agreement with the Acquiring Fund for three years following the Reorganization that caps the Acquiring Fund’s total expense ratio at the same annual ratio in effect for the Acquired Fund at the closing of the transaction;

•

the distribution capabilities of Polar Capital; the prospects for future growth of the Acquiring Fund; and that the shareholders of the Acquired Fund may benefit from economies of scale depending on the future growth of the Acquiring Fund;

•

that the range and quality of services that the shareholders of the Acquired Fund would receive as shareholders of the Acquiring Fund are expected to generally be comparable to the range and quality of services that such shareholders currently receive;

•	the terms and conditions of the Agreement and Plan of Reorganization;

•	that the proposed Reorganization is expected to be tax-free for U.S. federal income tax purposes for the Acquired Fund and its shareholders; and

•	that Polar Capital and FPA, not the Acquired Fund or the Acquiring Fund, would pay all costs associated with the Reorganization.

What is the required vote?

Approval of the Reorganization Agreement must be approved by the affirmative vote of a majority of the outstanding voting securities, as of the record date, of the FPA International Value Fund, as defined in the 1940 Act. A vote of a majority of the outstanding voting securities of the FPA International Value Fund is defined in the 1940 Act as the affirmative vote of the lesser of (a) 67% or more of the voting securities of the FPA International Value Fund that are present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the FPA International Value Fund are present or represented by proxy at the Meeting; or (b)  more than 50% of the outstanding voting securities of the FPA International Value Fund.

What happens if shareholders do not approve the Reorganization?

If shareholders of FPA International Value Fund do not approve the Reorganization, FPA International Value Fund will continue to be managed by First Pacific Advisors as described in its Prospectus until such time as the FPA Board determines what action should be taken, including engaging in a taxable liquidation of FPA International Value Fund.

Obtaining Information from the SEC.

Datum One Series Trust and the FPA Trust are subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934 and the 1940 Act, and must file certain reports and other information with the SEC.

The reports and other information filed by Phaeacian Accent and FPA International Value Fund can be inspected and copied at the public reference facilities maintained by the SEC located at 100 F Street, N.E., Washington, DC 20549. Copies of such materials can be obtained from the Public Reference Section, Officer of Consumer Affairs and Information Service, Securities and Exchange Commission, Washington, DC 20549, at prescribed rates.

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GENERAL INFORMATION ABOUT THE PROXY STATEMENT/PROSPECTUS

Who is asking for my vote?

The FPA Board is soliciting your vote for a special meeting of FPA International Value Fund’s shareholders.

How is my proxy being solicited?

FPA International Value Fund has retained AST Fund Solutions (the “Solicitor”) to assist in the solicitation of proxies, at an estimated cost of approximately $37,000 which will be paid by Polar Capital and First Pacific Advisors. As the date of the Special Meeting approaches, certain shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of FPA International Value Fund. Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below. The FPA Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined and recorded.

In situations where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. The Solicitor’s representative will explain the process, read the proposal on the Proxy Ballot, and ask for the shareholder’s instructions on the proposal. Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in the Proxy Statement/Prospectus. The Solicitor’s representative will record the shareholder’s instructions on the Proxy Ballot. Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

Should you require additional information regarding the Special Meeting, you may contact the Solicitor toll-free at (800) 423-2107. In addition to solicitation by mail, certain officers and representatives of FPA International Value Fund, officers and employees of FPA or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or other communication.

What happens to my proxy once I submit it?

The FPA Board has named J. Richard Atwood and E. Lake Setzler, III or one or more substitutes designated by them, as proxies who are authorized to vote Fund shares as directed by shareholders.

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with FPA International Value Fund a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting virtually may vote by ballot at the Special Meeting, thereby canceling any proxy previously given.

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How do I attend the Virtual Meeting

Shareholders of the FPA International Value Fund on the record date for the Special Meeting may participate in and vote at the Special Meeting online by visiting the following website, https://bluejeans.com/185072545 (if you are asked to enter a meeting ID, please enter 185072545), or by telephone by dialing either +1.408.419.1715 or +1.408.915.6290. Additional instructions for voting will be provided during the meeting.

Record Owners. If you are a shareholder of record of the Fund and wish to attend and vote at the Meeting, you will be asked to provide the control number found on the Proxy Card you received prior to voting.

Beneficial Owners. If you hold your shares through an intermediary, such as a bank or broker, you may use the website or telephone number above to participate in the meeting. Please be aware if your shares are held through a financial intermediary, and you wish to vote at the Meeting, you must first obtain a legal proxy from your financial intermediary and you will be asked to provide that legal proxy prior to voting. The legal proxy should be submitted to attendameeting@astfinancial.com before 1:00 p.m. Eastern time on September 30, 2020.

Access to the Audio Webcast of the Annual Meeting. The live audio webcast of the meeting will begin promptly at 9:30 a.m., Pacific time on October 1, 2020. Online access to the audio webcast will open approximately thirty minutes prior to the start of the meeting to allow time for you to log in and test the computer audio system. We encourage shareholders to access the meeting at least 15 minutes prior to the start time. Your vote is very important to us. Whether or not you plan to participate in the Special Meeting, we encourage you to vote your shares prior to the Special Meeting by one of the methods described on your Proxy Ballot.

Submitting Questions at the virtual Shareholder Meeting. As part of the shareholder meeting, we will hold a live question and answer session, during which we intend to answer questions submitted during the meeting that are pertinent to the Fund and the meeting matters, as time permits. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.

How will my shares be voted?

If you follow the voting instructions, your proxies will vote your shares as you have directed. If you submit your executed Proxy Ballot but do not vote on the proposal, your proxies will vote on the proposal as recommended by the FPA Board. If any other matter is properly presented at the Special Meeting, your proxies will vote in their discretion in accordance with their best judgment, including on any proposal to adjourn the meeting. At the time this Proxy Statement/Prospectus was printed, the FPA Board knew of no matter that needed to be acted upon at the Special Meeting other than the proposal discussed in this Proxy Statement/Prospectus.

Quorum and Tabulation

Each shareholder of FPA International Value Fund is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. A quorum of shareholders is required to take action at the Special Meeting. For purposes of the Special Meeting, a quorum is present to transact business on a proposal if the holders of a majority of the outstanding shares of the FPA International Value Fund entitled to vote on the proposal are present in person (virtually) or by proxy. The shares represented by a proxy that is properly executed and returned will be considered to be present at the Special Meeting.

Adjournments

If a quorum is not present at the Special Meeting, or if there are insufficient votes to approve any proposal the Special Meeting convened on the date for which it was called may be adjourned from time to time (one or more times) without further notice by a majority vote of the shares represented at the Special Meeting, either in

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person (virtually) or by proxy to permit additional time for the solicitation of proxies, in accordance with the organizational documents of FPA Trust and applicable law. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original Special Meeting without the necessity of notice of the adjourned meeting(s) or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the Trustees fix a new record date for the adjourned meeting. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournments in their discretion.

Broker Non-Votes and Abstentions

For purposes of determining the presence of a quorum, abstentions will be counted as present; however, they will have the effect of a vote AGAINST the approval of the Reorganization, because an absolute percentage of affirmative votes is required to approve the Reorganization.

As used above, “broker non-votes” relate to shares that are held of record by a broker-dealer for a beneficial owner who has not given instructions to such broker-dealer. Pursuant to certain rules promulgated by the New York Stock Exchange LLC that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters, such as the proposal to approve the Reorganization. Broker non-votes will not be counted toward quorum.

How many shares are outstanding?

As of August 14, 2020 (the “Record Date”), FPA International Value Fund had 18,740,327 shares of beneficial interest outstanding and entitled to vote:

All shareholders of FPA International Value Fund will vote together as a single class. Shares have no preemptive or subscription rights. To the knowledge of First Pacific Advisors or Phaeacian, as of the Record Date, the officers and Trustees own, as a group, less than 2% of the shares of any class of FPA International Value Fund.

Appendix E hereto lists the persons that, as of the Record Date owned beneficially or of record 5% or more of the outstanding shares of any class of FPA International Value Fund.

Dissenters’ Rights

If the Reorganization is approved at the Special Meeting, FPA International Value Fund shareholders will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of dissenters’ rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supersedes state law. Shareholders of FPA International Value Fund, however, have the right to redeem their shares at net asset value until the Closing Date of the Reorganization. After the Reorganization, FPA International Value Fund shareholders will hold shares of Phaeacian Accent, which may also be redeemed at net asset value.

Can shareholders submit proposals for a future shareholder meeting?

FPA International Value Fund is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required by law. Shareholders of the FPA International Value Fund who want to present a proposal for action at a future meeting should submit a written proposal to the FPA International Value Fund for potential inclusion in a future proxy statement a reasonable amount of time before the FPA International Value Fund begins to print and mail its proxy materials. Submission of a proposal does not necessarily mean that such proposal will be included in the FPA International Value Fund’s proxy statement.

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Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws. If the Reorganization of the FPA International Value Fund is approved by its shareholders, there will be no further meetings of shareholders of the FPA International Value Fund.

In order that the presence of a quorum at the Special Meeting may be assured, prompt execution and return of the enclosed Proxy Ballot is requested. A self-addressed postage paid envelope is enclosed for your convenience. You also may vote via telephone or via the Internet. Please follow the voting instructions as outlined on your Proxy Ballot.

By order of the Board of Trustees

/s/ Rebecca D. Gilding Name: Rebecca D. Gilding
Title: Secretary
Date: August 20, 2020

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APPENDIX A: FORM OF PLAN OF REORGANIZATION

The Form of Agreement and Plan of Reorganization has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the

Acquired Fund or the Acquiring Fund. In addition, the Agreement and Plan of Reorganization may be revised from that shown here prior to its execution, and may be amended after its execution.

This Agreement and Plan of Reorganization (the “Agreement”) is made as of [•], 2020, by and among (i) Datum One Series Trust, a Massachusetts business trust (the “Acquiring Trust”), on behalf of Phaeacian Accent International Value Fund (the “Acquiring Fund”), (ii) FPA Funds Trust, a Delaware business trust (the “Acquired Trust”), on behalf of FPA International Value Fund (the “Acquired Fund”), (iii) for purposes of Sections 4.4, 5.8, 9.2, 9.4, 10.2 and 11.4 only, Phaeacian Partners LLC (“Phaeacian”) and (iv) for purposes of Sections 4.3, 5.6, 5.8, 9.2, 9.3, 10.2 and 11.4 only, First Pacific Advisors, LP (“First Pacific Advisors”). Capitalized terms used herein shall have the meanings ascribed to them in this Agreement. Other than the Acquiring Fund and the Acquired Fund, no other series of either the Acquiring Trust or the Acquired Trust are parties to this Agreement.

This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of (i) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of beneficial interest, no par value per share, of the Acquiring Fund (the “Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of all of the Liabilities (as defined below) of the Acquired Fund; and (iii) the distribution, after the closing date provided in Section 3.1 (the “Closing Date”), of Acquiring Fund Shares pro rata to the shareholders of the Acquired Fund, and the termination, dissolution and complete liquidation of the Acquired Fund as provided herein, all upon the terms and subject to the conditions hereinafter set forth in this Agreement.

WHEREAS, each of the Acquired Fund and the Acquiring Fund is a separate series of an open-end, registered investment company of the management type;

WHEREAS, the Acquiring Fund is a “shell” series of the Acquiring Trust without assets (other than nominal seed capital) or liabilities, created for the purpose of acquiring the assets and liabilities of the Acquired Fund;

WHEREAS, the Board of Trustees of the Acquiring Trust has determined that the exchange of all of the assets of the Acquired Fund for the Acquiring Fund Shares and the assumption of all of the Liabilities (as defined below) of the Acquired Fund by the Acquiring Fund on the terms and subject to the conditions hereinafter set forth are in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund’s existing shareholders, if any, will not be diluted as a result of the transactions contemplated hereby; and

WHEREAS, the Board of Trustees of the Acquired Trust has determined that such exchange is in the best interests of the Acquired Fund and that the interests of the Acquired Fund’s existing shareholders will not be diluted as a result of the transactions contemplated hereby;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

1.	TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND THE ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND

1.1	On the terms and subject to the conditions hereof and on the basis of the representations and warranties contained herein:

(a)

The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, on the Closing Date, all of the properties and assets of the Acquired Fund as set forth in Section 1.2.

(b)

In consideration therefor, the Acquiring Fund shall, on the Closing Date: (i) assume all of the liabilities of the Acquired Fund, whether absolute or contingent, known or unknown, accrued or unaccrued (the “Liabilities”) and (ii) issue and deliver to the Acquired Fund Acquiring Fund Shares having a net asset value equal to the net asset value of the shares of the Acquired Fund, computed in the manner and as of the time and date set forth in Section 2.2. Such transactions shall take place at the closing provided for in Section 3 (the “Closing”).

(c)

Upon consummation of the transactions described in subsections (a) and (b) above, the Acquired Fund in complete liquidation shall distribute to its shareholders of record as of the Closing Date the Acquiring Fund Shares received by it, each shareholder being entitled to receive that number of Acquiring Fund Shares equal to the total of (i) the number of shares of the Acquired Fund (the “Acquired Fund Shares”) held by such shareholder divided by the number of such Acquired Fund Shares outstanding on such date multiplied by (ii) the total number of Acquiring Fund Shares as of the Closing Date.

1.2

The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, cash, cash equivalents, securities, commodities and futures interests, dividends and interest receivable, receivables for shares sold and all other properties and assets which are owned by the Acquired Fund on the Closing Date and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date.

1.3

As provided in Section 3.4, as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), the Acquired Fund will liquidate and distribute pro rata to its shareholders of record the Acquiring Fund Shares received by the Acquired Fund as contemplated by Section 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Acquired Fund shareholders and representing the respective pro rata number of the Acquiring Fund Shares due to such shareholders. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.4

With respect to the Acquiring Fund Shares distributable pursuant to Section 1.3 to an Acquired Fund shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date (as defined below), the Acquiring Fund will not permit such shareholder to exchange such Acquiring Fund Shares for shares of other series of the Acquiring Trust, effect an account transfer of such Acquiring Fund Shares, or pledge or redeem such Acquiring Fund Shares until the Acquiring Fund has been notified by the Acquired Fund or its agent that such Acquired Fund shareholder has surrendered all his or her outstanding certificates for Acquired Fund Shares or, in the event of lost certificates, posted adequate bond.

1.5

As soon as practicable after the Closing Date, the Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete liquidation. Any reporting responsibility of the Acquired Fund and the Acquired Trust, on behalf of the Acquired Fund, for any period ending on or prior to the Closing Date (whether due before or after the Closing Date) is and shall remain the responsibility of the Acquired Fund or the Acquired Trust, as applicable, except as otherwise is mutually agreed by the parties.

1.6

Any and all obligations or liabilities arising under or in respect of this Agreement shall be those of the Acquired Fund or the Acquiring Fund, as the case may be, and shall not otherwise be obligations or liabilities of the Acquired Trust or the Acquiring Trust, and, for clarity, under no circumstances will any other series of the Acquired Trust or the Acquiring Trust have any obligation or liability under or in respect of this Agreement or the transactions contemplated hereby.

2.	VALUATION

2.1

On the Closing Date, the Acquiring Fund will deliver to the Acquired Fund a number of Acquiring Fund Shares (including fractional shares, if any) having a net asset value equal to the value of the assets acquired by the Acquiring Fund on the Closing Date attributable to shares of the Acquired Fund, less the value of the Liabilities of the Acquired Fund attributable to the shares of the Acquired Fund, determined as hereafter provided in this Section 2.

2.2

The value of the Acquired Fund’s net assets will be computed as of the Valuation Date using the valuation procedures for the Acquiring Fund described in the Acquiring Fund’s then current prospectus or prospectuses and statement of additional information (collectively, as amended or supplemented from time to time, the “Acquiring Fund Prospectus”) and established by the Acquiring Trust’s Board of Trustees for determining net asset value.

2.3

The Valuation Date shall be 4:00 p.m. Eastern time on the business day immediately preceding the Closing Date, or such other date and time as may be mutually agreed upon in writing by the parties hereto (the “Valuation Date”).

2.4

The Acquiring Fund shall issue the Acquiring Fund Shares to the Acquired Fund on one share deposit receipt registered in the name of the Acquired Fund. The Acquired Fund shall distribute in liquidation the Acquiring Fund Shares received by it hereunder pro rata to its shareholders by redelivering such share deposit receipt to the Acquiring Fund’s transfer agent, which the Acquiring Fund will cause to set up open accounts for Acquired Fund shareholders as soon as practicable in accordance with written instructions furnished by the Acquired Fund.

2.5

The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Closing Date with respect to the Investments (as defined below) and other properties and assets of the Acquired Fund, whether accrued or contingent, received by it on or after the Closing Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Date, in which case any such distribution which remains unpaid at the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

2.6

All computations of value shall be made by the pricing agent for the Acquiring Fund, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund using the valuation procedures described in the Acquiring Fund Prospectus and established by the Acquiring Trust’s Board of Trustees.

3.	CLOSING AND CLOSING DATE

3.1

The Closing Date shall be October 19, 2020, or at such other date to which the parties may agree. The Closing shall be held at the offices of [●], at [9:00 a.m. Eastern time] or at such other time and/or place as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately prior to the opening of regular trading on the New York Stock Exchange (the “Exchange”) on the Closing Date unless otherwise agreed to by the parties. The Closing of the Reorganization may be held in person, by facsimile, email or such other communication means as the parties may agree.

3.2	The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to The Northern Trust Company, as custodian for the Acquiring Fund (the “Custodian”), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund’s cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”), and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “The Northern Trust Company, custodian for Phaeacian Accent International Value Fund.” If the Acquired Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such securities or other assets purchased prior to the Closing Date have not yet been delivered to the Acquired Fund or its broker, then the Acquiring Fund may waive the delivery requirements of this Section with respect to said undelivered securities or other assets if the Acquired Fund has, by or on the Closing Date, delivered to the Acquiring Fund or the Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may reasonably be required by the Acquiring Fund or the Custodian, such as brokers’ confirmation slips.

3.3

In the event that on the Valuation Date (a) the Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on the Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Valuation Date shall be postponed until the second business day after the day when trading shall have been fully resumed and reporting shall have been restored, or on such later date as may be mutually agreed upon by the parties.

3.4

At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund shareholders and the number of outstanding shares of the Acquired Fund owned by each Acquired Fund shareholder, all as of the close of business on the Valuation Date, certified by any Vice President, Secretary or Assistant Secretary of the Acquired Trust on behalf of the Acquired Fund. The Acquiring Fund will provide to the Acquired Fund evidence reasonably satisfactory to the Acquired Fund that the Acquiring Fund Shares issuable pursuant to Section 1.1 have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Fund will provide to the Acquired Fund evidence reasonably satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited pro rata to open accounts in the names of Acquired Fund shareholders as provided in Section 1.3.

3.5

At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by Section 1.

4.	REPRESENTATIONS AND WARRANTIES

4.1	Representations and Warranties of the Acquired Trust, on behalf of the Acquired Fund.

The Acquired Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquired Trust is a Delaware business trust duly organized and validly existing under the laws of the State of Delaware and has power to own all of its properties and assets and, subject to and contingent upon the Acquired Fund’s shareholders’ approval of this Agreement as required by Section 8.1 hereof, to carry out its obligations under this Agreement. The Acquired Trust is not required to qualify as a foreign entity in any jurisdiction where it is not so qualified and the failure to so qualify would have a material adverse effect on the Acquired Fund. The Acquired Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted.

(b)

The Acquired Trust is duly registered under the 1940 Act, as a management company of the open-end type, and such registration has not been revoked or rescinded and is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquired Trust and the 1940 Act.

(c)

The Acquired Fund is not in violation in any material respect of any provisions of the Acquired Trust’s Declaration of Trust or Bylaws or any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund or its assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(d)

The current prospectus and statement of additional information relating to the Acquired Fund (collectively, as amended or supplemented from time to time, the “Acquired Fund Prospectus”) conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder and do not include any untrue statement of a material fact or omit to state any material fact relating to either the Acquired Trust or the Acquired Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)	At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2.

(f)

No material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of the Acquired Fund, threatened as to the Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to directly or indirectly indemnify in connection with such litigation, proceedings or investigation. The Acquired Fund does not know of any facts which might form the basis for the institution of such proceedings and neither it nor the Acquired Trust is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

(g)

The statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights, and schedules of portfolio investments (indicating their market values) of the Acquired Fund as of and for the fiscal year ended December 31, 2019, audited by Ernst & Young, LLP, independent registered public accounting firm to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such date and for the period then ended in accordance with accounting principles generally accepted in the United States consistently applied to the extent applicable to such report, and the Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since December 31, 2019. Prior to the Closing Date, the Acquired Fund will quantify and reflect on its statements of assets and liabilities all of its material known liabilities and will advise the Acquiring Fund of all material known liabilities, contingent or otherwise, incurred by it subsequent to December 31, 2019, whether or not incurred in the ordinary course of business.

(h)

Since December 31, 2019, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, except as disclosed in writing to the Acquiring Fund (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness (other than in the ordinary course of business).

(i)

As of the Closing Date, all federal, state, and other tax returns, and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been timely filed and are or will be true, correct and complete in all material respects, and all taxes of the Acquired Fund (whether or not shown as due on said returns and reports) shall have been timely paid, or the timely payment thereof shall have been provided for. The Acquired Fund is not liable for taxes of any person other than itself (excluding in its capacity as withholding agent) and is not a party to any tax sharing or allocation agreement. All of the Acquired Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Acquired Fund’s knowledge, the Acquired Fund has not had any material tax deficiency or liability asserted against it or question with respect thereto raised, and it is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(j)

The Acquired Fund has qualified, elected, and been eligible for treatment as a “regulated investment company” (a “RIC”) within the meaning of Section 851 of the Code in respect of each taxable year since its commencement of operations, and will continue to qualify and be treated as a RIC under Sections 851 and 852 of the Code for its current taxable year at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. There is no other tax liability (foreign, state or local) except as accrued on the Acquired Fund’s books. The Acquired Fund has no earnings and profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Acquired Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder. All dividends paid by the Acquired Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code. The Acquired Fund is in compliance in all material respects with all applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and has withheld in respect of dividends and other distributions and paid to the proper taxing authority all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

(k)	The Acquired Fund has not received written notification from any tax authority that asserts a position contrary to any of the above representations.

(l)

The authorized capital of the Acquired Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees of the Acquired Trust may authorize from time to time. The outstanding shares of beneficial interest of the Acquired Fund constitute a single class of shares having the characteristics described in the Acquired Fund Prospectus and will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in Section 3.4. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund (except as set forth in the Acquired Fund Prospectus), and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquired Fund are outstanding.

(m)

The execution, delivery and performance of this Agreement have been duly authorized by the Board of Trustees of the Acquired Trust and by all other necessary trust action on the part of the Acquired Trust and the Acquired Fund, other than shareholder approval as required by Section 8.1 hereof, and subject to such shareholder approval and due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement constitutes the valid and binding obligation of the Acquired Trust and the Acquired Fund, enforceable against the Acquired Trust and Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(n)

The Acquiring Fund Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will not be acquired for the purpose of making any distribution thereof other than to Acquired Fund shareholders as provided in Section 1.1(c).

(o)

The information furnished by the Acquired Trust and the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and regulations thereunder applicable thereto.

(p)

Within a timeframe mutually agreeable between the Acquired Trust and Acquiring Trust, the Acquired Trust and the Acquired Fund will provide the Acquiring Fund with information relating to the Acquired Trust and the Acquired Fund reasonably necessary for the preparation of a prospectus, including the proxy statement of the Acquired Fund (the “Prospectus/Proxy Statement”), to be included in a Registration Statement on Form N-14 of the Acquiring Trust (the “Registration Statement”), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act in connection with the meeting of shareholders of the Acquired Fund to approve this Agreement and the transactions contemplated hereby. As of each of the effective date of the Registration Statement, the date of the meeting of shareholders of the Acquired Fund and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference, insofar as it relates to the Acquired Trust or the Acquired Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(q)

There are no material contracts outstanding to which the Acquired Fund is a party, other than as disclosed in the Acquired Fund Prospectus or in the Registration Statement or as otherwise disclosed in writing to the Acquiring Fund no later than five business days prior to the Closing.

(r)

The books and records of the Acquired Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(s)

No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

(t)

As of both the Valuation Date and the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the

Investments and any such other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and any such other assets subject to no encumbrances, liens or security interests in favor of any third party creditor of the Acquired Fund, and without any restrictions upon the transfer thereof provided that, if disclosed in writing to the Acquiring Fund, the Acquiring Fund will acquire such assets that are segregated as collateral for the Acquired Fund’s derivative positions, if any, including without limitation, as collateral for swap positions and as margin for futures positions, if any, subject to such segregation and liens that apply to such assets. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the audited schedule of its portfolio investments as of December 31, 2019, referred to in Section 4.1(g) hereof, as supplemented with such changes as the Acquired Fund shall make after December 31, 2019, which changes shall be disclosed to the Acquiring Fund in an updated schedule of investments, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions through the Closing Date.

(u)

To the best of the Acquired Fund’s knowledge, all of the issued and outstanding shares of the Acquired Fund shall have been offered for sale and sold in all material respects in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in all material respects in conformity with such laws.

(v)

The Acquired Fund’s investment operations, from inception to the date hereof, have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, as in effect from time to time, except as previously disclosed in writing to the Acquiring Trust.

(w)	The Acquired Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(a) of the Code.

(x)

The due diligence materials made available to the Acquiring Fund, its board of trustees and its legal counsel in response to the due diligence request from The Northern Trust Company, as administrator to the Acquiring Trust, to the Acquired Fund dated [•], as amended on [•], are true and correct in all material respects and contain no material misstatements or omissions with respect to the operations of the Acquired Fund as of the date hereof.

4.2	Representations and Warranties of the Acquiring Trust, on behalf of the Acquiring Fund.

The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)

The Acquiring Trust is a Massachusetts business trust duly formed and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Acquiring Trust is not required to qualify as a foreign entity in any jurisdiction where it is not so qualified and the failure to so qualify would have a material adverse effect on the Acquiring Fund. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted.

(b)

The Acquiring Trust is duly registered under the 1940 Act, as a management company of the open-end type, and such registration has not been revoked or rescinded and is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act.

(c)	The Acquiring Fund is not in violation in any material respect of any provisions of the Acquiring Trust’s Declaration of Trust or Bylaws or any agreement, indenture, instrument,

contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund or its assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(d)

As of the Closing Date, the Acquiring Fund Prospectus will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact relating to either the Acquiring Trust or the Acquiring Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)

No material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of the Acquiring Fund, threatened as to the Acquiring Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to directly or indirectly indemnify in connection with such litigation, proceedings or investigation. The Acquiring Fund does not know of any facts which might form the basis for the institution of such proceedings and neither it nor the Acquiring Trust is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

(f)

The Acquiring Fund has not yet commenced investment operations, has no assets other than nominal seed capital contributed by its initial shareholder and has no known liabilities of a material nature, contingent or otherwise.

(g)

The Acquiring Fund was established as a new series of the Acquiring Trust solely for the purpose of effecting the transactions described in this Agreement and, prior to the Closing Date, (i) will have carried on no business activity (apart from holding the initial investment of the initial shareholder), (ii) will have no tax attributes (including those specified in Section 381(c) of the Code), (iii) will not have held any property (other than a de minimis amount of assets to facilitate the transaction(s) described in the Agreement) and immediately following the Reorganization, the Acquiring Fund will possess solely assets and liabilities that were possessed by the Acquired Fund immediately prior to the Reorganization; provided, however, that at the time of or before the Reorganization, the Acquiring Fund may hold a de minimis amount of assets to facilitate its organization, and (iv) will not have prepared books of account and related records or financial statements or issued any shares except those issued in a private placement to the initial shareholder of the Acquiring Fund. Immediately following the liquidation of the Acquired Fund as contemplated herein, 100% of the issued and outstanding shares of beneficial interest of the Acquiring Fund will be held by the former holders of Acquired Fund Shares. The Acquiring Fund has not yet filed its first federal income tax return and, thus, has not yet elected to be treated as a RIC for federal income tax purposes. However, upon filing its first federal income tax return at the completion of its first taxable year, the Acquiring Fund will elect to be a RIC and until such time will take all steps necessary to ensure that it qualifies for taxation as a RIC under Sections 851 and 852 of the Code.

(h)

As of the Closing Date, no federal, state or other tax returns of the Acquiring Fund will have been required by law to be filed and no federal, state or other taxes will be due by the Acquiring Fund; the Acquiring Fund will not have been required to pay any assessments; and the Acquiring Fund will not have any tax liabilities. Consequently, as of the Closing Date, the Acquiring Fund will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and the Acquiring Fund will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(i)	The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees of the Acquiring Trust may authorize from time to time. As of the date of this Agreement, the Acquiring Fund has no outstanding shares of any class. As of the Closing Date, the authorized shares of beneficial interest of the Acquiring Fund will include shares having the characteristics described in the Acquiring Fund Prospectus. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquiring Fund are outstanding.

(j)

The execution, delivery and performance of this Agreement have been duly authorized by the Board of Trustees of the Acquiring Trust and by all other necessary trust action on the part of the Acquiring Trust and the Acquiring Fund, and, subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement constitutes the valid and binding obligation of the Acquiring Trust and the Acquiring Fund, enforceable against the Acquiring Trust and the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(k)

The Acquiring Fund Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

(l)

The information furnished by the Acquiring Trust and the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and regulations thereunder applicable thereto.

(m)

As of each of the effective date of the Registration Statement, the date of the meeting of shareholders of the Acquired Fund and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference, insofar as it relates to the Acquiring Trust or the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(n)

There are no material contracts outstanding to which the Acquiring Fund is a party, other than as disclosed in the Acquiring Fund Prospectus or in the Registration Statement or as otherwise disclosed in writing to the Acquired Fund no later than five days prior to the Closing.

(o)

The books and records of the Acquiring Fund made available to the Acquired Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(p)

No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities or blue sky laws.

(q)	The Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

4.3	Representations and Warranties of First Pacific Advisors, LP.

First Pacific Advisors, on behalf of itself, represents and warrants the following as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)

First Pacific Advisors is a limited partnership duly formed and validly existing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry out its obligations under this Agreement. First Pacific Advisors has all necessary federal, state and local authorizations to carry on its business as now being conducted.

(b)

The execution, delivery and performance of this Agreement have been duly authorized by the appropriate governing body of First Pacific Advisors and by all other necessary limited partnership action on the part of First Pacific Advisors, and, subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement constitutes the valid and binding obligation of First Pacific Advisors, enforceable against First Pacific Advisors in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(c)

As of each of the effective date of the Registration Statement, the date of the meeting of shareholders of the Acquired Fund and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference, insofar as it relates to First Pacific Advisors, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(d)

The due diligence materials made available to the Acquiring Fund, its board of trustees and its legal counsel in response to the letter from [The Northern Trust Company, as administrator to the Acquiring Trust,] to First Pacific Advisors dated [•] are true and correct in all material respects and contain no material misstatements or omissions with respect to the operations of First Pacific Advisors (“First Pacific Due Diligence Materials”) as of the date hereof, and First Pacific Advisors hereby agrees to confirm the continuing accuracy and completeness in all material respects of the foregoing on the Closing Date.

4.4	Representations and Warranties of Phaeacian Partners LLC.

Phaeacian, on behalf of itself, represents and warrants the following as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)

Phaeacian is a limited liability company duly formed and validly existing under the laws of Delaware and has power to own all of its properties and assets and to carry out its obligations under this Agreement. Phaeacian has all necessary authorizations to carry on its business as now being conducted.

(b)

The execution, delivery and performance of this Agreement have been duly authorized by the appropriate governing body of Phaeacian and by all other necessary limited liability company action on the part of Phaeacian, and, subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement constitutes the valid and binding obligation of Phaeacian, enforceable against Phaeacian in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(c)

As of each of the effective date of the Registration Statement, the date of the meeting of shareholders of the Acquired Fund and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference, insofar as it relates to Phaeacian, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(d)

Phaeacian represents and warrants that all due diligence materials made available to the Acquired Fund, its board of trustees and its legal counsel in response to the letter from counsel to the Independent Trustees of the Acquired Fund, on behalf of the Independent Trustees, to Phaeacian are true and correct in all material respects and contain no material misstatements or omissions with respect to the operations of Phaeacian as of the date hereof, and agrees to confirm the continuing accuracy and completeness in all material respects of the foregoing on the Closing Date.

5.	COVENANTS OF THE PARTIES.

5.1

The Acquired Fund and the Acquiring Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that, with respect to the Acquired Fund, such ordinary course of business will include purchases and sales of portfolio securities, sales and redemptions of Acquired Fund Shares and regular and customary periodic dividends and distributions, and with respect to the Acquiring Fund, it shall be limited to such actions as are customary to the organization of a new series prior to its commencement of investment operations.

5.2

The Acquired Trust will call a meeting of the Acquired Fund shareholders as soon as practicable after the effective date of the Registration Statement, to be held prior to the Closing Date for the purpose of considering the sale of all of its assets to and the assumption of all of its Liabilities by the Acquiring Fund as herein provided, approving this Agreement, and taking all other action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.3

In connection with the Acquired Fund shareholders’ meeting referred to in Section 5.2, the Acquiring Trust will prepare the Registration Statement and Prospectus/Proxy Statement for such meeting, which the Acquiring Trust will file for the registration under the 1933 Act of the Acquiring Fund Shares to be distributed to Acquired Fund shareholders pursuant hereto.

5.4

Each of the Acquired Trust, the Acquired Fund, the Acquiring Trust and the Acquiring Fund will cooperate with the others, and each will furnish to the others the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement, including the Prospectus/Proxy Statement, or as otherwise reasonably requested by a party and mutually agreed upon by the relevant parties to this Agreement.

5.5

As promptly as practicable, but in any case within sixty days after the Closing Date or such other date as may be agreed to by the Acquiring Fund and the Acquired Fund, the Acquired Trust, on behalf of the Acquired Fund, shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified on behalf of the Acquired Trust by the Acquired Trust’s President and Treasurer.

5.6

The Acquired Fund or First Pacific Advisors will deliver to the Acquiring Fund copies of all relevant tax books and records and will otherwise reasonably cooperate with the Acquiring Fund in connection with (i) the preparation and filing of tax returns for the Acquired Fund and/or Acquiring Fund for tax periods or portions thereof ending on or before or that include Closing Date and (ii) the declaration and payment of any dividend or dividends, including pursuant to Section 855 of the Code, for purposes of making distributions of Acquired Fund’s or Acquiring Fund’s, as applicable, (x) investment company taxable income (if any), net tax-exempt income (if any), and net capital gains (if any) in respect of a taxable year of Acquired Fund or Acquiring Fund ending on or before or that includes the Closing Date of an amount or amounts sufficient for the Acquired Fund or the Acquiring Fund, as applicable, to qualify for treatment as a regulated investment company under Subchapter M of the Code and to otherwise avoid the incurrence of any fund-level federal income taxes for any such taxable year and (y) ordinary income and capital gain net income in an amount or amounts sufficient to avoid the incurrence of any fund-level federal excise taxes under Section 4982 of the Code for any calendar year ending on or before December 31, 2020, in each case without any additional consideration therefor; it being understood that such books and records shall remain the property of and may be retained by the Acquired Trust following the provision of such copies thereof to the Acquiring Fund.

5.7

The Acquired Trust and the Acquired Fund agree that the liquidation of the Acquired Fund will be effected in the manner provided in the Acquired Trust’s Declaration of Trust and Bylaws in accordance with applicable law, and that on and after the Closing Date, the Acquired Fund shall not conduct any business except in connection with the settlement of any securities transactions effected before, but not settled by, the Closing Date and its liquidation.

5.8

Subject to the provisions of this Agreement, each party will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.9

The Acquired Trust and the Acquiring Trust will coordinate with their respective administrators to provide a valuation check to determine whether the use of the Acquiring Fund’s valuation procedures, as provided in Section 2.2 of this Agreement, will result in material differences in the prices of the portfolio securities of the Acquired Fund as compared to the prices of the same portfolio securities determined using the Acquired Fund’s valuation procedures, such valuation check to be conducted no later than one month prior to the Closing Date and again within one week of the Closing Date on mutually agreeable dates. In the event that such valuation check reveals material pricing differences, the Acquired Trust and Acquiring Trust will work together, in good faith, to eliminate such differences prior to the Closing.

5.10

The Acquiring Trust covenants that it will not make any material changes to the Acquiring Fund’s valuation procedures prior to the Closing Date without providing the Acquired Trust with written notice of such changes at least ten days prior to the effective date of such changes.

5.11

Each of the Acquiring Trust and Phaeacian will conduct its business and will, to the extent within their reasonable control, cause each of their respective affiliates to conduct their respective businesses so as to assure that: (i) for a period of three (3) years after the closing of the Reorganization, at least 75% of the members of the board of trustees of the Acquiring Fund are not (A) “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) of the investment adviser of the Acquiring Fund after the closing or (B) “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) of the investment adviser of the Acquired Fund immediately prior to the closing of the Reorganization; and (2) for a period of two (2) years after the closing of the Reorganization, there will not be imposed on the Acquiring Fund an “unfair burden” (as set forth and described in Section 15(f) of the 1940 Act) as a result of the transactions contemplated herein, or any express or implied terms, conditions or understandings applicable thereto.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Trust and the Acquiring Fund to complete the transactions provided for herein shall be subject, at their election, to the performance by the Acquired Trust and the Acquired Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1

The Acquired Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed on its behalf by the Acquired Trust’s President or any Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust and the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2

The Acquired Fund shall have furnished to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, with values determined as provided in Section 2 of this Agreement all as of the Valuation Date, certified on the Acquired Fund’s behalf by the Acquired Trust’s President (or any Vice President) and Treasurer, and a certificate of both such officers, dated the Closing Date, to the effect that as of the Valuation Date and as of the Closing Date there has been no material adverse change in the financial position of the Acquired Fund since December 31, 2019 (other than changes occurring in the ordinary course of business).

6.3

The assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of limitations contained in the Acquiring Trust’s Declaration of Trust or in the Acquiring Fund Prospectus in effect on the Closing Date, may not properly acquire.

6.4

All proceedings taken by the Acquired Trust or the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to the Acquiring Fund.

6.5

The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed on its behalf by the President or any Vice President and the Treasurer or any Assistant Treasurer of the Acquired Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the Investments and other assets transferred to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such adjusted tax basis as the Acquiring Fund may reasonably request.

6.6	The Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

6.7

The Acquired Fund’s transfer agent shall have provided to the Acquiring Fund’s transfer agent (i) the originals or true copies of all of the records of the Acquired Fund in the possession of the Acquired Fund’s transfer agent as of the Closing Date, (ii) a record specifying the number of Acquired Fund Shares outstanding as of the Valuation Date and (iii) a record specifying the name and address of each holder of record of any Acquired Fund Shares and the number of Acquired Fund Shares held of record by each such shareholder as of the Valuation Date. The Acquired Fund’s transfer agent shall also have provided the Acquiring Fund with a certificate confirming that the acts specified in the preceding sentence have been taken and that the information so supplied is complete and accurate to the best knowledge of such transfer agent.

6.8

The Acquiring Fund shall have received a favorable opinion of Dechert LLP, counsel to the Acquired Fund, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of such firm appropriate to render the opinions expressed therein, and in a form satisfactory to the Acquiring Fund, to the following effect:

(a)

The Acquired Trust has been duly organized and is validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and to carry on its business as a registered investment company, in each case as described in its Declaration of Trust, and the Acquired Fund is a separate series thereof duly established in accordance with the Declaration of Trust and the Bylaws of the Acquired Trust and the applicable provisions of the 1940 Act.

(b)

This Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund and, assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, Phaeacian and First Pacific Advisors, is a valid and binding obligation of the Acquired Trust and the Acquired Fund, enforceable against the Acquired Trust and the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(c)

The Acquired Trust, on behalf of the Acquired Fund, has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder and, upon shareholder approval and consummation of the transactions contemplated hereby, the Acquired Trust, on behalf of the Acquired Fund, will have duly transferred such assets to the Acquiring Fund.

(d)

The execution and delivery of this Agreement by the Acquired Trust, on behalf of the Acquired Fund, did not, and the performance by the Acquired Trust and the Acquired Fund of their obligations hereunder will not, violate the Acquired Trust’s Declaration of Trust or Bylaws, or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any material agreement, judgment or decree to which the Acquired Trust or the Acquired Fund is a party or by which it is bound.

(e)

To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws (as to which counsel expresses no opinion) or such as have been obtained.

(f)

Such counsel has not represented and is not representing the Acquired Fund or Acquired Trust in any legal or governmental proceedings relating to the Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement or the Closing Date required to be described in the Registration Statement which are not described as required.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

The obligations of the Acquired Trust and the Acquired Fund to complete the transactions provided for herein shall be subject, at their election, to the performance by the Acquiring Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1

The Acquiring Trust and the Acquiring Fund shall have delivered to the Acquired Fund a certificate executed on their behalf by the Acquiring Trust’s President or any Vice President and its Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust and the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

7.2

The Acquiring Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the Liabilities of the Acquired Fund in connection with the transactions contemplated by this Agreement. The Acquiring Trust on behalf of the Acquiring Fund also shall have delivered (or caused to be delivered) to the Acquired Fund, as reasonably requested by the Acquired Fund or its counsel, the following documents in the name of the Acquiring Trust on behalf of the Acquiring Fund: copies of custodian and transfer agent instructions, custodian and transfer agent acknowledgements of transfer or certificates, and any certificate or document mutually agreed as necessary or appropriate to consummate the Reorganization under this Agreement.

7.3

All proceedings taken by the Acquiring Trust or the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to the Acquired Fund.

7.4

The Acquired Fund shall have received a favorable opinion of Ropes & Gray, LLP, counsel to the Acquiring Trust, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of such firm appropriate to render the opinions expressed therein, and in a form satisfactory to the Acquired Fund, to the following effect:

(a)

The Acquiring Trust has been formed and is validly existing as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts and is in good standing with the office of the Secretary of the Commonwealth of Massachusetts.

(b)

This Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, under Massachusetts law, and assuming the due authorization, execution and delivery of this Agreement by the Acquired Trust, on behalf of the Acquired Fund, Phaeacian and First Pacific Advisors, is the valid and binding obligation of the Acquiring Trust and the Acquiring Fund, enforceable against the Acquiring Trust and the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(c)

The execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund did not, and the performance by the Acquiring Trust and the Acquiring Fund of their obligations hereunder will not, violate the Acquiring Trust’s Declaration of Trust or Bylaws or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any material agreement or any judgment or decree, to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound.

(d)

To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of the transactions contemplated by this Agreement under (i) Massachusetts law or (ii) the laws of the United States of America, except such as may be required under state securities or blue sky laws (as to which counsel expresses no opinion) or such as have been obtained.

(e)

Such counsel has not represented and is not representing the Acquiring Fund or Acquiring Trust in any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement or the Closing Date required to be described in the Registration Statement which are not described as required.

(f)

Assuming that consideration in an amount at least equal to the net asset value thereof has been paid, the Acquiring Fund Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and, upon such transfer and delivery in accordance with the resolutions adopted by the Board of Trustees of the Acquiring Trust relating to the authorization of the registration, sale and issuance of the shares and the approval of this Agreement, will be validly issued and outstanding and fully paid and, except as set forth in the Acquiring Fund Prospectus, non-assessable shares of beneficial interest in the Acquiring Fund.

(g)	The Registration Statement has become effective and, to the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES.

The respective obligations of the Acquiring Trust, the Acquiring Fund, the Acquired Trust and the Acquired Fund hereunder are subject to the further conditions set forth below, and if any of such conditions have not been satisfied on or before the Closing Date, each party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1

This Agreement shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust’s Declaration of Trust and Bylaws and applicable law, and the parties shall have received reasonable evidence of such approval.

8.2

On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act, and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3

All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities) deemed, in good faith, necessary by the Acquired Trust, the Acquired Fund, the Acquiring Trust or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

8.4

The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5

The post-effective amendment to the registration statement of the Acquiring Trust on Form N-1A relating to the shares of beneficial interest of the Acquiring Fund shall have become effective and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the Acquiring Trust, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.6

The Acquired Fund and the Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP dated on the Closing Date (which opinion will be subject to certain qualifications) satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, generally for U.S. federal income tax purposes:

(a)

The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)

No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all the Liabilities of the Acquired Fund or (ii) upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in Section 1 hereof.

(c)

No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the assumption of all the Liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares as contemplated in Section 1 hereof.

(d)

The Acquiring Fund’s tax basis in the assets of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will be the same as the Acquired Fund’s tax basis immediately prior to the transfer.

(e)

The holding periods in the hands of the Acquiring Fund of each asset of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will include the period during which such asset was held or treated for federal income tax purposes as held by the Acquired Fund.

(f)

No gain or loss will be recognized by Acquired Fund shareholders upon the exchange of their Acquired Fund Shares for the Acquiring Fund Shares (including fractional shares to which they may be entitled) in the Reorganization.

(g)

The aggregate tax basis of the Acquiring Fund Shares each Acquired Fund shareholder receives (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor.

(h)

An Acquired Fund shareholder’s holding period for the Acquiring Fund Shares (including fractional shares to which they may be entitled) received in the Reorganization will be determined by including the period during which such shareholder held or is treated for federal income tax purposes as having held the Acquired Fund Shares exchanged therefor, provided that the shareholder held those Acquired Fund Shares as a capital asset on the date of the exchange.

(i)

The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

The opinion will be based on the Agreement, certain factual certifications made by officers of the Acquired Trust and the Acquiring Trust, and such other items as deemed necessary to render the opinion and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

8.7

At any time prior to the Closing, any of the foregoing conditions of this Section 8 (except for Section 8.1 and Section 8.6) may be jointly waived by the Board of Trustees of the Acquired Trust and the Board of Trustees of the Acquiring Trust, if, in the judgment of the Board of Trustees of the Acquired Trust, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and, if, in the judgment of the Board of Trustees of the Acquiring Trust, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquiring Fund.

8.8

It is the intention of the parties that the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(l)(F) of the Code. None of the parties to the Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or is reasonably likely to result in the failure of such Reorganization to qualify as a reorganization within the meaning of Section 368(a)(l)(F) of the Code.

9.	BROKERAGE FEES; EXPENSES; UNIDENTIFIED LIABILITIES.

9.1

Each of the Acquired Trust, the Acquired Fund, the Acquiring Trust and the Acquiring Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

9.2

Phaeacian, it affiliates and/or First Pacific Advisors will bear all expenses incurred by the Acquiring Trust, the Acquiring Fund, the Acquired Trust, and the Acquired Fund in connection with the transaction contemplated by this Agreement. For the avoidance of doubt, neither the Acquiring Fund nor the Acquired Fund will bear any expenses relating to the Reorganization.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1

This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter and may not be changed except by a letter of agreement signed by each party hereto.

10.2

The representations, warranties and covenants contained in this Agreement or in any other document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except Sections 1.1, 1.3, 1.5, 1.6, 3.5, 4.1(x), 4.3, 4.4, 9, 10.2, 14 and 15. The covenants to be performed after the Closing shall survive after the Closing.

11.	TERMINATION

11.1	This Agreement may be terminated by the mutual agreement of the Acquired Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, prior to the Closing Date.

11.2	In addition, either of the Acquired Trust or the Acquiring Trust may at its option terminate this Agreement at or prior to the Closing Date because:

(a)

With respect to a termination by the Acquired Trust, of a material breach by the Acquiring Trust or the Acquiring Fund of any representation, warranty, covenant or agreement contained herein to be satisfied or performed by the Acquiring Trust or the Acquiring Fund at or prior to the Closing Date; or with respect to a termination by the Acquiring Trust, of a material breach by the Acquired Trust or Acquired Fund of any representation, warranty, covenant or agreement herein to be satisfied or performed by the Acquired Trust or the Acquired Fund at or prior to the Closing Date;

(b)	A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met;

(c)

Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.2(c) shall have used its reasonable efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied; or

(d)

The Board of Trustees of the Acquiring Trust or the Board of Trustees of the Acquired Trust has resolved to terminate this Agreement after determining in good faith that circumstances have developed that would make proceeding with the transactions contemplated herein not in the best interests of the Acquiring Fund’s shareholders or the Acquired Fund’s shareholders, respectively, and prompt written notice is given to the other parties hereto.

11.3	[RESERVED]

11.4

In the event of the termination of this Agreement and abandonment of the transactions contemplated hereby pursuant to this Section 11, this Agreement shall become void and have no effect except that (a) Sections 4.3, 4.4, 9.1, 9.2, 11.4, 14 and 15 shall survive any termination of this Agreement, and (b) notwithstanding anything to the contrary contained in this Agreement, no party shall be relieved or released from any liability or damages arising out of any breach of any provision of this Agreement by any party prior to the date of termination, unless the termination is effected pursuant to Section 11.1.

12.	TRANSFER TAXES.

Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than that of the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

13.	AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquiring Trust and the Acquired Trust; provided, however, that following the shareholders’ meeting called by the Acquired Fund pursuant to Section 5.2 no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

14.	NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Trust or the Acquired Fund at [●].

15.	MISCELLANEOUS.

15.1

The article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. If any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions and portions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

15.2

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer document shall have the same effect as if executed in the original by such officer.

15.3

This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

15.4

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5

All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15.6

A copy of the Acquired Trust’s Declaration of Trust dated [●], as amended, to which reference is hereby made is on file at the office of the Secretary of the State of Delaware and elsewhere as required by law. This Agreement was executed or made by or on behalf of the Acquired Trust and the Acquired Fund by the Trustees or officers of the Acquired Trust as Trustees or officers and not individually and the obligations of this Agreement are not binding upon any of them or the shareholders of the Acquired Fund individually but are binding only upon the assets and property of the Acquired Trust or upon the assets belonging to the series or class for the benefit of which the Trustees have caused this Agreement to be made.

15.7

This Agreement was executed or made by or on behalf of the Acquiring Trust and the Acquiring Fund by the Trustees or officers of the Acquiring Trust as Trustees or officers and not individually and the obligations of this Agreement are not binding upon any of them or the shareholders of the Acquiring Fund or the Acquiring Trust individually. The Acquiring Trust is a Massachusetts business trust organized in series (each a “Series”) of which the Acquiring Fund constitutes one such Series and the Acquiring Trust is executing this Agreement with respect to the Acquiring Fund only. The parties hereto agree that, as provided in the governing instrument of the Acquiring Trust, (a) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Acquiring Fund are enforceable against the assets of the Acquiring Fund only, and not against the assets of the Acquiring Trust generally or the assets of any other Series thereof and (b) none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Acquiring Trust generally or any other Series thereof are enforceable against the assets of the Acquiring Fund.

15.8

Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by applicable law, in which case the party issuing such statement or communication shall advise the other party in writing prior to such issuance.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by an authorized officer.

Datum One Series Trust
On behalf of Phaeacian Accent International Value Fund

By:

Name:
Title:
FPA Funds Trust
On behalf of FPA International Value Fund

By:

Name:
Title:
For purposes of Sections 4.4, 5.8, 9.2, 9.4, 10.2, and 11.4 only:
Phaeacian Partners, LLC

By:

Name:
Title:
For purposes of Sections 4.3, 5.6, 5.8, 9.2, 9.3, 10.2, and 11.4 only:
First Pacific Advisors, LP

By:

Name:
Title:

APPENDIX B: ADDITIONAL INFORMATION ABOUT PHAEACIAN ACCENT INTERNATIONAL VALUE FUND

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. Portfolio holdings information can be reviewed online at www.phaeacianpartners.com.

HOW THE FUNDS’ SHARES ARE PRICED

Pricing Your Shares

The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). When you buy and sell shares of the Fund, the price of the shares is based on the Fund’s net asset value (“NAV”) per share next determined after the order is received.

Calculating the Fund’s Net Asset Value (“NAV”)

The NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund. The NAV per share is calculated at the close of trading of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time (“ET”)/3:00 p.m. Central time (“CT”), on each day that the NYSE is open for business. The Fund reserves the right to change the time its NAV is calculated under certain unusual circumstances, including, for example, in the event of an unscheduled halt or early close of trading on the NYSE. Your order to purchase or sell shares is priced at the next NAV calculated after your order is received in good order by the Fund or a financial intermediary. Only purchase orders received in good order by the Fund before 4:00 p.m. ET/3:00 p.m. CT will be effective at that day’s NAV. On occasion, the NYSE will close before 4:00 p.m. ET/3:00 p.m. CT. When that happens, purchase requests received by the Fund or a financial intermediary after the NYSE closes will be effective the following business day. The NAV of the Fund may change every day.

A purchase or redemption request is considered to be “in good order” when all necessary information is provided and all required documents are properly completed, signed, and delivered. Requests must include the following:

•	The account number (if issued) and Fund name;

•	The amount of the transaction, in dollar amount or number of shares;

•	For redemptions (other than online, telephone or wire redemptions), the signature of all account owners exactly as they are registered on the account;

•	Required signature guarantees, if applicable; and

•

Other supporting legal documents and certified resolutions that might be required in the case of estates, corporations, trusts and other entities or forms of ownership. Call (800) 806-1112 (toll free) for more information about documentation that may be required of these entities.

Additionally, a purchase order initiating the opening of an account is not considered to be in “good order” unless you have provided all information required by the Fund’s “Customer Identification Program” as described below.

Valuing the Funds’ Assets

The market value of the Fund’s investments is determined primarily on the basis of readily available market quotations. The Fund is directed by the Board of Trustees to use various approved pricing services and market makers to determine the market value of securities. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate of such currencies against the U.S. Dollar as provided by an independent pricing service approved by the Board of Trustees.

If market quotations for a security are not readily available or market quotations or a price provided by a pricing service do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Fair Value Committee, established by the Board of Trustees, will value the Fund’s assets at their fair value according to policies approved by the Board of Trustees.

Other fair value situations could include, but are not limited to: (1) extremely illiquid securities in which there is no trading market and no broker coverage; (2) stale priced securities; (3) securities that may be defaulted or de-listed from an exchange and are no longer trading; or (4) any other security in which the Adviser, Fund Accountant or Fair Value Committee identify that the current price may not be reliable. If it has been determined that an event that has materially affected the value of the Fund’s securities, the Fair Value Committee will make a determination of the fair price for the impacted securities according to policies approved by the Board.

Without a fair value price, short-term investors could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Foreign markets in which the Funds buy securities may be open on days the U.S. markets are closed, causing a Fund’s NAV to change even though the Fund is closed. While fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities, there is no assurance that fair value pricing policies will prevent dilution of the NAV by short-term investors. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

HOW TO BUY SHARES

You may purchase shares directly from the Fund or through your broker or financial intermediary on any business day which the Fund is open, subject to certain restrictions described below. Generally, the Fund does not accept purchase orders from foreign investors; however, the Fund reserves the ability to change this practice without prior notice. The Fund may accept or reject any purchase order. Your financial consultant, financial intermediary, or institution may charge a fee for its services, in addition to the fees charged by the Fund.

Investors may purchase Fund shares by written request, check, wire, ACH (Automated Clearing House), telephone, or through dealers as further described in this prospectus. You may conduct transactions by mail:

Standard

Phaeacian Funds

c/o The Northern Trust Company

P.O. Box 4766

Chicago, IL 60680-4766

Overnight

Phaeacian Funds

c/o The Northern Trust Company

333 S Wabash, WB-38

Chicago, IL 60604;

or by calling us at (800) 258-9668 (toll free) or (312) 557-3523. Purchases and redemptions by telephone are only permitted if you previously established this option in your account. You can use the Account Application for initial purchases.

Investors can purchase shares by contacting any investment dealer authorized to sell the Fund’s shares. The minimum initial investment is $1,500. There is no minimum for subsequent investments. All purchases made by check should be in U.S. dollars and made payable to Phaeacian Funds. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear. The Fund reserves the right to waive or lower purchase and investment minimums in certain circumstances. For example, the minimums listed above may be waived or lowered for (i) investors who are customers of certain financial intermediaries that hold the Funds’ shares in certain omnibus accounts, (ii) current and former Trustees of the Trust; and (iii) officers, directors and employees of the Trust, the Investment Adviser and the Investment Adviser’s affiliates, in each case at the discretion of the officers of the Fund. In addition, financial intermediaries may impose their own minimum investment and subsequent purchase amounts.

Purchase requests received in good order by the Fund or a financial intermediary before 4:00 p.m. ET/3:00 p.m. CT (or before the NYSE closes, if it closes before 4:00 p.m. ET/3:00 p.m. CT) will be effective at that day’s share price. Purchase requests received by the Fund in good order or a financial intermediary after the close of trading on the NYSE are processed at the share price determined on the following business day. You may invest any amount you choose, as often as you wish, subject to the minimum initial and minimum additional investment as stated above. The Fund reserves the right to waive the initial investment minimum.

Customer Identification Program: Important Information About Procedures for Opening an Account

Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential address, date of birth, government identification number, and other information that will allow us to identify you. For legal entity customers, we will also ask that any individual(s) who, directly or indirectly, owns 25% or more of the entity and one individual who has significant responsibility to control, manage, or direct the legal entity be identified. We also may ask to see your driver’s license or other identifying documents.

If we do not receive the required information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is liquidated. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment. If your account is closed at the request of governmental or law enforcement authorities, the Fund may be required by the authorities to withhold the proceeds.

Purchases Through Financial Intermediaries

You may make initial and subsequent purchases of shares of the Fund through a financial intermediary, such as an investment adviser or broker-dealer, bank, or other financial institution that purchases shares for its customers. The Fund may authorize certain financial intermediaries to receive purchase and sale orders on its behalf. Before investing in the Fund through a financial intermediary, you should read carefully any materials provided by the intermediary together with this prospectus.

When shares are purchased this way, the financial intermediary may:

•	charge a fee for its services;

•	act as the shareholder of record of the shares;

•	set different minimum initial and additional investment requirements;

•	impose other charges, commissions, or restrictions;

•	designate intermediaries to accept purchase and sale orders on the Fund’s behalf; or

•	impose an earlier cut-off time for purchase and redemption requests.

The Fund considers a purchase or sale order as received when a financial intermediary receives the order in proper form before 4:00 p.m. ET/3:00 p.m. CT. These orders will be priced based on the Fund’s NAV next computed after such order is received by the financial intermediary.

Shares held through an intermediary may be transferred into your name following procedures established by your intermediary and the Fund. Certain intermediaries may receive compensation from the Fund, the Adviser, or their affiliates.

Fund Direct Purchases

You also may open a shareholder account directly with the Fund. You can obtain a copy of the New Account Application by calling the Fund at (800) 806-1112 (toll free) or (312) 557-3164 on days the Fund is open for business. You may invest in the following ways:

By Wire

To Open a New Account:

•	Complete a New Account Application and send it to:

[Fund Name]

c/o The Northern Trust Company

P.O. Box 4766

Chicago, Illinois 60680-4766

Overnight Address:

[Fund Name]

c/o The Northern Trust Company

333 S. Wabash Avenue

Attn: Funds Center, Floor 38

Chicago, IL 60604

•	You must also call (800) 806-1112 (toll free) or (312) 557-3164 on days the Fund is open for business to place an initial purchase via phone or provide an initial purchase Letter of Instruction.

•

Wire funds for your purchase. A wire will be considered made when the money is received and the purchase is accepted by the Fund. Any delays that may occur in receiving money, including delays that may occur in processing by the bank, are not the responsibility of the Fund or the Transfer Agent. Wires must be received prior to 4:00pm ET to receive the current day’s NAV.

To Add to an Existing Account:

•	Call (800) 806-1112 (toll free) or (312) 557-3164 on days the Fund is open for business or provide a subsequent purchase Letter of Instruction.

•	Have your bank wire federal funds or an ACH transfer to:

The Northern Trust Company

Chicago, Illinois

ABA Routing No. 0710-00152

Northern Trust Account #5201682700

Shareholder Account #                 (ex. AIT10541234567)

Shareholder Name:

By Directed Reinvestment

Your dividend and capital gain distributions will be automatically reinvested unless you indicate otherwise on your application.

•	Complete the “Choose Your Dividend and Capital Gain Distributions” section on the New Account Application.

•	Reinvestments can only be directed to an existing Fund account.

Other Purchase Information

The Funds reserve the right to limit the amount of purchases and to refuse to sell to any person or intermediary. If your wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a Fund shareholder, the Fund reserves the right to redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred or money owed to the Fund. You also may be prohibited or restricted from making future purchases in the Fund.

How to Redeem Shares

You may redeem all or part of your investment in the Fund on any day that the Fund is open for business, subject to certain restrictions described below. Redemption requests received by the Fund or a financial intermediary before 4:00 p.m. ET/3:00 p.m. CT (or before the NYSE closes if it closes before 4:00 p.m. ET/3:00 p.m. CT) will be effective that day. Redemption requests received by the Fund or a financial intermediary after the close of trading on the NYSE are processed at the NAV determined on the following business day.

The price you will receive when you redeem your shares will be the NAV next determined after the Fund receives your properly completed order to sell. You may receive proceeds from the sale by check, bank wire transfer, or direct deposit into your bank account and in certain cases, payment may be made in securities of the Fund as described in “Additional Information About Redemptions.” The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time your redemption request is received. A financial intermediary may charge a transaction fee to redeem shares. In the event that a wire transfer is impossible or impractical, the redemption check will be sent by mail to the designated account.

Redemptions Through a Financial Intermediary

If you purchased shares from a financial intermediary, you may sell (redeem) shares by contacting your financial intermediary.

Redeeming Directly from a Fund

If you purchased shares directly from the Fund and you appear on Fund records as the registered holder, you may redeem all or part of your shares using one of the methods described below.

By Mail

•	Send a written request to:

[FUND NAME]

c/o The Northern Trust Company

P.O. Box 4766

Chicago, Illinois 60680-4766

Overnight Address:

[FUND NAME]

c/o The Northern Trust Company

333 S. Wabash Avenue

Attn: Funds Center, Floor 38

Chicago, IL 60604

•	The redemption request must include:

•	The number of shares or the dollar amount to be redeemed;

•	The Fund account number; and

•	The signatures of all account owners signed in the exact name(s) and any special capacity in which they are registered.

•	A Medallion Signature Guarantee (see below) also is required if:

•	The proceeds are to be sent elsewhere than the address of record, or

•	The redemption is requested in writing and the amount is greater than $100,000.

By Wire

If you authorized wire redemptions on your New Account Application, you can redeem shares and have the proceeds sent by federal wire transfer to a previously designated account.

•	Call the Transfer Agent at (800) 806-1112 (toll free) or (312) 557-3164 for instructions.

•	The minimum amount that may be redeemed by this method is $250.

By Telephone

Telephone privileges are automatically established on your account unless you indicate otherwise on your New Account Application.

•	Call (800) 806-1112 (toll free) or (312) 557-3164 to use the telephone privilege.

•	If your account is already opened and you wish to add the telephone privilege, send a written request to:

[FUND NAME]

c/o The Northern Trust Company

P.O. Box 4766

Chicago, Illinois 60680-4766

Overnight Address:

[FUND NAME]

c/o The Northern Trust Company

333 S. Wabash Avenue

Attn: funds Center, Floor 38

Chicago, IL 60604

•	The written request to add the telephone privilege must be signed by each owner of the account and must be accompanied by signature guarantees.

Neither the Fund, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions that they reasonably believe to be genuine or for any loss, damage, cost, or expenses in acting on such telephone instructions. You will bear the risk of any such loss. The Fund, the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification before acting upon telephone instructions, providing written confirmation of the transactions, and/or digitally recording telephone instructions. The Fund may terminate the telephone procedures at any time. During periods of extreme market activity it is possible that you may encounter some difficulty in telephoning us. If you are unable to reach us by telephone, you may request a sale by mail.

Medallion Signature Guarantee

Some circumstances require that your request to redeem shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain a Medallion Signature Guarantee from most banks or securities dealers, but not from a notary public. You should verify with the institution that it is an eligible guarantor prior to signing. The recognized medallion program is Securities Transfer Agent Medallion Program. SIGNATURE GUARANTEES RECEIVED FROM INSTITUTIONS NOT PARTICIPATING IN THIS PROGRAM WILL NOT BE ACCEPTED. The Medallion Signature Guarantee must cover the amount of the requested transaction. There are several different guarantee amounts, so it is important to acquire a guarantee amount equal to or greater than the amount of the transaction. If the surety bond of the Medallion Guarantee is less than the transaction amount, your request may be rejected.

An original Medallion Signature Guarantee is required if any of the following applies:

•	the redemption is requested in writing and the amount redeemed is greater than $100,000;

•	the name(s) or the address on your account or the name or address of a payee has been changed within 30 days of your redemption request;

•	information on your investment application has been changed within the last 30 days (including a change in your name or your address);

•	proceeds or shares are being sent/transferred from a joint account to an individual’s account; or

•	proceeds are being sent via wire or ACH and bank instructions have been added or changed within 30 days of your redemption request.

If your written request is for redemption greater than $5 million, call (800) 806-1112 (toll free) or (312) 557-3164 for Medallion Signature Guarantee requirements.

Additional Information About Redemptions

The Fund typically expects that it will pay redemption proceeds by check or electronic transfer within seven (7) calendar days after receipt of a proper redemption request, although proceeds normally are paid within four (4) business days. If you are redeeming shares that have been purchased via ACH, the Fund may hold proceeds until the purchase amount has been collected, which may be as long as five (5) business days after purchase date. To eliminate this delay, you may purchase shares of the Fund by wire. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment of redemption proceeds. Each Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in both regular and stressed market conditions.

At the discretion of the Fund or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

Generally, all redemptions will be for cash. However, if you redeem shares worth the lesser of $250,000 or 1% of the NAV of a Fund, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash at the discretion of the Fund. Shareholders may incur brokerage charges on the sale of any securities distributed in lieu of cash and will bear market risk until the security is sold. Redemption-in-kind proceeds are distributed to the redeeming shareholder based on a weighted-average pro rata basis of a fund’s holdings. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. As with any security, a shareholder will bear taxes on any capital gains from the sale of a security redeemed in kind.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains, if any, at least once a year. The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution varies and there is no guarantee the Fund will pay either income dividends or capital gain distributions.

Income dividends and capital gain distributions are automatically reinvested in additional shares of the Fund at the applicable NAV on the distribution date unless you request cash distributions on your application or through a written request. If cash payment is requested, a check normally will be mailed within five business days after the payable date.

If you elect to receive income dividends and capital gain distributions in cash and the payment is returned and marked as “undeliverable” or is not cashed for six months, your cash election may be changed automatically and future dividends will be reinvested in the Fund at the NAV determined as of the date of payment. In addition, any undeliverable checks or checks that are not cashed for six months may be cancelled and the proceeds reinvested in the Fund at the NAV determined as of the date of cancellation.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund is intended to be a long-term investment. Excessive purchases and redemptions of shares of the Fund in an effort to take advantage of short-term market fluctuations, known as “market timing,” can interfere with long-term portfolio management strategies and increase the expenses of the Fund, to the detriment of long-term investors. Because the Fund will invest its assets in foreign securities, investors may seek to take advantage of time zone differences between the foreign markets on which the Fund’s portfolio securities trade and the time at which the NAV is calculated. For example, a market-timer may purchase shares of the Fund based on events occurring after foreign market closing prices are established but before the NAV calculation, that are likely to result in higher prices in foreign markets the next day. The market-timer would then redeem the Fund’s shares the next day when the Fund’s share price would reflect the increased prices in foreign markets, realizing a quick profit at the expense of long-term Fund shareholders.

Excessive short-term trading may (1) require the Fund to sell securities in the Fund’s portfolio at inopportune times to fund redemption payments, (2) dilute the value of shares held by long-term shareholders, (3) cause the

Fund to maintain a larger cash position than would otherwise be necessary, (4) increase brokerage commissions and related costs and expenses, and (5) generate additional tax liability. Accordingly, the Board of Trustees has adopted policies and procedures that seek to restrict market timing activity. Under these policies, the Fund periodically examines transactions that exceed monetary thresholds or numerical limits within certain time periods. If the Fund believes, in its sole discretion, that an investor is engaged in excessive short-term trading or is otherwise engaged in market timing activity, the Fund may, with or without prior notice to the investor, reject further purchase orders from that investor, and disclaim responsibility for any consequent losses that the investor may incur related to the rejected purchases. Alternatively, the Fund may limit the amount, number, or frequency of any future purchases and/or the method by which an investor may request future purchases and redemptions. The Fund’s response to any particular market timing activity will depend on the facts and circumstances of each case, such as the extent and duration of the market timing activity and the investor’s trading history in the Fund. While the Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments, the Fund believes it is acting in a manner that is in the best interests of shareholders.

Financial intermediaries may establish omnibus accounts with the Fund. Omnibus accounts include multiple investors and typically provide the Fund with a net purchase or redemption. The identity of individual investors ordinarily is not known to or tracked by the Fund. The Fund will enter into information sharing agreements with certain financial intermediaries under which the financial intermediaries are obligated to: (1) enforce during the term of the agreement, a market-timing policy, the terms of which are acceptable to the Fund; (2) furnish the Fund, upon request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund’s market-timing policy with respect to customers identified by the Fund as having engaged in market timing.

The Fund applies these policies and procedures to all shareholders believed to be engaged in market timing or excessive trading. While the Fund may monitor transactions at the omnibus account level, the netting effect makes it more difficult to identify and eliminate market-timing activities in omnibus accounts. The Fund has no arrangements to permit any investor to trade frequently in shares of the Fund, nor will it enter into any such arrangements in the future.

Financial intermediaries maintaining omnibus accounts with the Fund may impose market timing policies that are more restrictive than the market timing policy adopted by the Board of Trustees. For instance, these financial intermediaries may impose limits on the number of purchase and sale transactions that an investor may make over a set period of time and impose penalties for transactions in excess of those limits. Financial intermediaries also may exempt certain types of transactions from these limitations. If you purchased your shares through a financial intermediary, you should read carefully any materials provided by the financial intermediary together with this prospectus to fully understand the market timing policies applicable to you.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser may, at its own expense and out of its own profits, provide additional cash payments to financial intermediaries who sell shares of the Fund and/or whose clients or customers hold shares of the Fund. These additional payments generally are made to financial intermediaries that provide shareholder or administrative services, or distribution related services. Payments generally are based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.

TAXES

The following discussion is only a summary of certain U.S. federal income tax issues generally affecting the Fund and its shareholders. Except where noted, the following discussion addresses only the U.S. federal income tax consequences of an investment in the Fund and does not address any non-U.S., state, or local tax consequences. The following assumes that the Fund’s shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the Fund with your tax adviser.

The Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code 1986, as amended (the “Code”) necessary to qualify and be eligible each year for treatment as a “regulated investment company,” and thus does not expect to pay any U.S. federal income tax on income and capital gains that are timely distributed to shareholders. The Fund’s failure to qualify as a regulated investment company would result in Fund-level taxation and would adversely affect shareholders’ investment in Fund shares.

Taxation of Fund Distributions. The Fund intends to distribute all, or substantially all, of its net investment income and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses, in each case determined with reference to any loss carryforwards) to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive.

For U.S. federal income tax purposes, distributions of investment income are generally taxable to Fund shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions attributable to the excess of net long-term capital gains from the sale of investments the Fund owned (or is deemed to have owned) for more than one year over net short-term capital losses from the sale of investments the Fund owned (or is deemed to have owned) for one year or less, that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will generally be taxable to a shareholder receiving such distributions as long-term capital gain includible in net capital gain and taxed to individuals at reduced rates. Distributions attributable to the excess of net short-term capital gains over net long-term capital losses will be taxable as ordinary income.

Distributions of investment income made to a non-corporate shareholder properly reported by the Fund as derived from “qualified dividend income,” if any, received by the Fund will be subject to tax at the lower rates applicable to net capital gains, provided that the shareholder and the Fund meet certain holding period and other requirements.

Distributions are subject to U.S. federal income taxes as described herein whether received as cash or reinvested in additional shares. In addition, Fund distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized or realized but not distributed. Distributions may also be subject to state and local taxes.

An additional 3.8% Medicare contribution tax is imposed on certain net investment income of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends, including any Capital Gain Dividends, paid by the Fund, and net capital gains recognized on the sale, redemption or other taxable disposition of shares of a Fund.

Dividends declared by the Fund and payable to shareholders of record in October, November or December of one year and paid in January of the next year generally are taxable in the year in which the dividends are declared, rather than the year in which the dividends are received.

You will be notified annually of the amount of income, dividends and net capital gains distributed. If you purchase shares of a Fund through a financial intermediary, that entity will provide this information to you.

Redemption or Sale of Fund Shares. Selling or redeeming your Fund shares is a taxable event and may result in the recognition of gain or loss. Gain or loss, if any, recognized by a shareholder on a redemption, sale or other taxable disposition of Fund shares generally will be taxed as long-term capital gain or loss if the shareholder held the shares for more than one year, and as short-term capital gain or loss if the shareholder held the shares for one year or less. Short-term capital gains generally are taxed at the rates applicable to ordinary income. Any loss realized upon a disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any Capital Gain Dividends received by the shareholder with respect to the shares. The deductibility of capital losses is subject to limitations. See “Cost Basis Reporting” below for information about certain cost basis reporting obligations. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.

Taxation of Certain Fund Investments. Investment income and proceeds received by the Fund from sources within foreign countries may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased. The United States has entered into tax treaties with many foreign countries which may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income or proceeds. It is impossible to determine the effective rate of foreign tax for the Fund in advance since the amount of the assets to be invested within various countries is not known.

If more than 50% in value of the Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may elect to “pass through” to its shareholders the amount of foreign income and similar foreign taxes paid or deemed paid by it. If the Fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, its pro rata share of such foreign taxes paid or deemed paid by the Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount as a foreign tax credit against federal income tax (but not both). A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Even if the Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

In addition, the Fund’s investments in foreign securities may be subject to special tax rules that have the effect of increasing or accelerating the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Backup Withholding. The Fund is required in certain circumstances to withhold on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) if the shareholder does not furnish the Fund with certain information and certifications or the shareholder is otherwise subject to backup withholding.

Cost Basis Reporting. The Internal Revenue Service (“IRS”) requires the Fund to report to you and the IRS the cost basis and certain other related tax information on the sale of Fund shares acquired on or after January 1, 2012 (“covered shares”). If you acquire and hold shares directly through a Fund and not through a financial intermediary, the Fund will use an average cost single category methodology for tracking and reporting your cost basis on covered shares, unless you request, in writing, another cost basis reporting methodology. Please consult your tax adviser to determine which available cost basis method is best for you.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situation.

Foreign shareholders invested in the Fund should consult with their tax advisers as to if and how the U.S. federal income tax law and its withholding requirements apply to them. Generally, the Fund will withhold 30% (or lower applicable treaty rate) on distributions to foreign shareholders.

You should consult your tax adviser for more information on your own situation, including possible U.S. federal, state, local, foreign or other applicable taxes.

ACCOUNT POLICIES

Important Notice Regarding Delivery of Shareholder Documents. The Fund will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as “householding,” reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call the Fund at (800) 806-1112 (toll free) and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Fund through a broker or other financial intermediary, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

Notice Regarding Unclaimed Property. It is important that the Fund maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then they will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent at (800) 806-1112 (toll free) at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

FINANCIAL HIGHLIGHTS

The Financial Highlights are not included here for Phaeacian Accent International Value Fund since the Fund has not yet commenced investment operations. Phaeacian Accent International Value Fund will assume the accounting history of FPA International Value Fund at the closing of the Reorganization. The Financial Highlights for FPA International Value Fund are presented below.

The table that follows presents performance information about FPA International Value Fund. The information is intended to help you understand the FPA International Value Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund purchased at net asset value and assuming reinvestment of all dividends and distributions. The information for each of the years ended December 31, 2015, December 31, 2016, and December 31, 2017 has been audited by another independent registered public accounting firm. The information for the years ended December 31, 2018 and December 31, 2019, has been audited by Ernst & Young LLP, whose report dated February 26, 2020, along with the Fund’s financial statements and related notes, is included in the Fund’s annual report, which is available upon request.

FPA International Value Fund

	Year Ended December 31
	2019	2018	2017	2016	2015
Per share operating performance:
Net asset value at beginning of year	$13.54	$15.45	$12.21	$11.52	$12.87

Income from investment operations:
Net investment income (loss)*	$0.01	$0.06	$(0.01)	$0.22	$0.07
Net realized and unrealized gain (loss) on investment securities	3.24	(1.73)	3.32	0.82	(0.86)

Total from investment operations	$3.25	$(1.67)	$3.31	$1.04	$(0.79)

Less distributions:
Dividends from net investment income	$(0.71)	$(0.14)	$(0.07)	$(0.35)	$(0.56)
Distributions from net realized capital gains	—	(0.10)	—	—	—

Total distributions	$(0.71)	$(0.24)	$(0.07)	$(0.35)	$(0.56)

Redemption fees	—	—	— **	— **	— **

Net asset value at end of year	$16.08	$13.54	$15.45	$12.21	$11.52

Total investment return***	24.05%	(10.81)%	27.12%	9.05%	(6.34)%
Ratios/supplemental data:
Net assets, end of year (in $000’s)	$271,894	$219,347	$254,886	$262,274	$287,116
Ratio of expenses to average net assets:
Before reimbursement from Adviser	1.34%	1.35%	1.31%	1.28%	1.25%
After reimbursement from Adviser	1.29%	1.29%	1.29%	1.28%	1.25%
Ratio of net investment income to average net assets:
Before reimbursement from Adviser	0.03%	0.33%	(0.11)%	1.86%	0.50%
After reimbursement from Adviser	0.09%	0.39%	(0.09)%	1.86%	0.50%
Portfolio turnover rate	88%	120%	146%	93%	39%

*	Per share amount is based on average shares outstanding.
**	Rounds to less than $0.01 per share.
***	Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

APPENDIX C: SERVICE PROVIDERS

Phaeacian Partners, LLC

Phaeacian Partners LLC (“Phaeacian”) serves as the investment adviser to Phaeacian Accent International Value Fund. Phaeacian is a subsidiary of Polar Capital Holdings plc. Phaeacian was founded in 2020. Phaeacian Partners specializes in institutional money management, practicing a disciplined approach to value investing, prudently seeking superior long-term returns while maintaining a focus on capital preservation. The Adviser does not have any assets under management as of the date hereof. The Adviser is headquartered at 17 Old Kings Highway South, Darien, CT 06820. The portfolio managers, who are affiliated with the Adviser, select investments for the Funds.

Mr. Pierre O. Py is currently responsible for the day-to-day management of FPA International Value Fund and Phaeacian Accent International Value Fund.

Mr. Py co-founded Phaeacian in 2020. From 2013 to 2020, he has been a Managing Director of First Pacific Advisors, the manager to the predecessor to the Fund. Mr. Py previously served as Vice President of First Pacific Advisors from 2011 to 2013, President and Chief Investment Officer of the predecessor to the Fund from 2013 to February 2015 and as a senior international investment analyst at Harris Associates from 2005 to 2010.

The Statement of Additional Information for FPA International Value Fund dated April 30, 2020, provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of securities in the FPA International Value Fund.

The Northern Trust Company

The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, serves as the Fund’s Administrator and Fund Accounting Agent, Transfer Agent, and Custodian.

State Street Bank and Trust Company

State Street Bank and Trust Company, located at One Lincoln Street, Boston, Massachusetts 02111, serves as the administrator to the FPA International Value Fund. State Street Bank and Trust Company is responsible for managing the administrative affairs for the Fund. It also serves as administrator to other mutual funds.

First Pacific Advisors

First Pacific Advisors, a Delaware Limited Partnership, together with its predecessor organizations, has been in the investment advisory business since 1954 and has served as the adviser to the FPA International Value Fund since the Fund’s inception on December 1, 2011. Presently, First Pacific Advisors manages assets of approximately $23 billion and serves as the investment adviser for eight investment companies including one closed-end investment company, and more than 40 institutional, sub-advised and private fund accounts. Currently, the personnel of First Pacific Advisors consists of 31 persons engaged full-time in portfolio management research in addition to 57 persons engaged full time in trading, administrative, financial or clerical activities.

First Pacific Advisors offers investment advisory services in several fundamental value-oriented investment strategies, including: Absolute Fixed Income, Contrarian Value, Contrarian Value Equity, International Value, Small/Mid-Cap Absolute Value, U.S. Value, World Value, and Multi-Advisor Strategy. It maintains its principal office at 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

First Pacific Advisors is controlled by J. Richard Atwood and Steven T. Romick as the sole shareholders and directors of FPA GP, Inc., the General Partner of First Pacific Advisors.

APPENDIX D: PRINCIPAL RISKS FOR FPA INTERNATIONAL VALUE FUND

As with all mutual funds, there is no guarantee that FPA International Value Fund will achieve its investment objective. A shareholder could lose money by investing in FPA International Value Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in FPA International Value Fund are set forth below.

Principal Risks

Risks Associated with Investing in Equities. Equity securities, generally common stocks and/or depositary receipts, held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic or political conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Sustained periods of market volatility, either globally or in any jurisdiction in which the Fund invests, may increase the risks associated with an investment in the Fund. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. Equity securities generally have greater price volatility than debt securities. The Fund’s shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC.

Risks Associated with Investing in Smaller-Cap and Mid-Cap Companies. The prices of securities of mid-cap and smaller-cap companies tend to fluctuate more widely than those of larger, more established companies. Mid-cap and smaller-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. In addition, these companies often have shorter operating histories and are more reliant on key products or personnel than larger companies. The securities of smaller- or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Securities of such issuers may lack sufficient market liquidity to effect sales at an advantageous time or without a substantial drop in price.

Risks Associated with Investing in Non-U.S. Securities. Non-U.S. investments (including depositary receipts) can be riskier, more volatile and less liquid than investments in the United States. Adverse political, social and economic developments or instability, or changes in the value of non-U.S. currency, can make it more difficult for the Fund to sell its securities and could reduce the value of the Fund’s shares. Differences in regulatory, tax and accounting standards and differences in reporting standards may cause difficulties in obtaining information about non-U.S. companies and may negatively affect investment decisions. Investments in non-U.S. securities may be affected by restrictions on receiving investment proceeds from outside the U.S., confiscatory tax laws, and potential difficulties in enforcing contractual obligations. Transactions may be subject to less efficient settlement practices, including extended clearance and settlement periods. In addition, global economies are increasingly interconnected, which increases the possibility that conditions in one country, region or financial market might adversely impact a different country, region or financial market.

Risks Associated with Investing in Emerging Markets. In investing the Fund’s assets, the portfolio manager focuses on countries with established rules of law and political systems that allow for transparent and unbiased enforcement of those laws, although there can be no assurance that the Fund’s assets will in all cases be invested in countries that offer such protections, and such investments may be subject to heightened risk. The Fund’s investments in non-U.S. issuers in developing or emerging market countries may involve increased exposure to changes in economic, social and political factors as compared to investments in more developed countries. The economies of most emerging market countries are in the early stage of capital market development and may be dependent on relatively fewer industries. As a result, their economic systems are still evolving. Their legal and political systems may also be less stable than those in developed economies. Securities markets in these countries can also be smaller, and there may be increased settlement risks. Emerging market countries often suffer from currency devaluation and higher rates of inflation. Due to these risks, securities issued in developing or emerging countries may be more volatile, less liquid, and harder to value than securities issued in more developed countries.

Risks Associated with Value Investing. Value securities, including those selected by the portfolio manager for the Fund, are subject to the risks that their intrinsic value may never be realized by the market and that their prices may go down. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods. The Fund’s value discipline may result in a portfolio of securities that differs materially from its illustrative index.

Securities selected by the portfolio manager using a value strategy may never reach their intrinsic value because the market fails to recognize what the portfolio manager considers to be the true business value or because the portfolio manager has misjudged those values. There may be periods during which the investment performance of the Fund suffers while using a value strategy.

Market Risk. The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Fund investments may decline in value due to factors affecting the overall markets, or particular industries or sectors. The value of a holding may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for an issuer’s financial condition, national or international political events, public health emergencies, such as the spread of infectious illness or disease, natural disasters, changes in interest or currency rates, domestic or international monetary policy or adverse investor sentiment generally. The value of a holding may also decline due to factors that affect a particular industry or industries, such as competitive conditions within an industry or government regulations. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of an investment in the Fund to unexpectedly decline. In addition, the Fund may rely on various third-party sources to calculate its net asset value. Errors or systems failures and other technological issues may adversely impact the Fund’s calculation of its net asset value, and such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculation and/or the inability to calculate net asset values over extended periods. The Fund may be unable to recover any losses associated with such failures.

Risks Associated with Investing in Repurchase Agreements. A repurchase agreement is a short-term investment. The Fund acquires a debt security that the seller agrees to repurchase at a future time and set price. If the seller declares bankruptcy or defaults, the Fund may incur delays and expenses liquidating the security. The security may also decline in value or fail to provide income.

Liquidity Risk. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price.

Large Investor Risk. Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may affect the performance of the Fund, may increase realized capital gains, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund’s expenses. In addition, the Fund may be delayed in investing new cash after a large shareholder purchase, and under such circumstances may be required to maintain a larger cash position than it ordinarily would.

Management Risk. The Fund is subject to management risk as an actively managed investment portfolio. The portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The portfolio manager’s opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect, the portfolio manager may not make timely purchases or sales of securities for the Fund, the Fund’s investment objective may not be achieved, or the market may continue to undervalue the Fund’s securities. In addition, the Fund may not be able to quickly dispose of certain securities holdings. The frequency of trading within the Fund impacts portfolio turnover rates, which are shown in the financial highlights table. A higher rate of portfolio turnover could produce higher trading costs and taxable distributions, which would detract from the Fund’s performance. Moreover, there can be no assurance that all of the Adviser’s personnel will continue to be associated with the Adviser for any length of time. The loss of services of one or more key employees of the Adviser, including the portfolio manager, could have an adverse impact on the Fund’s ability to achieve its investment objective. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired. In such circumstances, the portfolio manager may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund.

Because of these and other risks, you could lose money by investing in the Fund.

APPENDIX E: SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND RECORD OWNERS

The following table provides information about the persons or entities who, to the knowledge of FPA International Value Fund, owned beneficially or of record 5% or more of any class of that Fund’s outstanding shares as of August 14, 2020:

Name and Address	Percentage of Total Shares Outstanding	Type of Ownership
Charles Schwab and Co. Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104	29.50%	Record

RBC Capital Markets LLC 60 South Sixth Street Minneapolis, Minnesota 55402	16.89%	Record

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.18%	Record

Phaeacian Accent did not have any shares outstanding as of August 14, 2020.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!	PROXY CARD

FPA International Value Fund

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 1, 2020

The undersigned, revoking prior proxies, hereby appoints J. Richard Atwood and E. Lake Setzler, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto. Each of them, with full power of substitution, are entitled to vote shares held in the name of the undersigned as of the record date at the Special Meeting of Shareholders of (the “Fund”) to be held in a virtual meeting format at 10:00 a.m. Pacific Time on October 1, 2020, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement. You may participate online at https://bluejeans.com/185072545 (if you are asked to enter a meeting ID, please enter 185072545) or by telephone by dialing either +1.408.419.1715 or +1.408.915.6290. The undersigned acknowledges receiving the Notice of Meeting and accompanying Proxy Statement.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 423-2107. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at: https://vote.proxyonline.com/fpa/docs/InternationalValue2020.pdf.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

FPA International Value Fund	PROXY CARD
NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
	SIGNATURE (AND TITLE IF APPLICABLE)	DATE

	SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The FPA Board recommends that FPA International Value shareholders vote “FOR” the Reorganization Agreement. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSAL(S)		FOR	AGAINST	ABSTAIN

1	To approve an Agreement and Plan of Reorganization with Datum One to reorganize FPA International Value Fund with and into Phaeacian Accent and;	°	°	°
2	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

THANK YOU FOR VOTING

PART B

Datum One Series Trust

Statement of Additional Information

August 20, 2020

Acquisition of the Assets and Liabilities of: FPA International Value Fund (A Series of the FPA Funds Trust) 11601 Wilshire Boulevard, Suite 1200, Los Angeles, CA 90025	By and in Exchange for Shares of: Phaeacian Accent International Value Fund (A Series of Datum One Series Trust) 50 S. LaSalle Street Chicago, Illinois 60603

This Statement of Additional Information of Phaeacian Accent International Value Fund (“SAI”) is available to the shareholders of FPA International Value Fund, a series of FPA Funds Trust, in connection with a proposed transaction whereby all of the assets and liabilities of FPA International Value Fund will be transferred to Phaeacian Accent International Value Fund (“Phaeacian Accent”, together with FPA International Value Fund, the “Funds”, each a “Fund”), a series of Datum One Series Trust (the “Trust”), in exchange for shares of Phaeacian Accent (the “Reorganization”).

In addition to the information included in this SAI, the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission, are incorporated by reference herein:

1.	The SAI for FPA International Value Fund, dated April 30, 2020, as filed on April 29, 2020 (File No: 811-08544).

2.

The audited Financial Statements of FPA International Value Fund included in the Annual Report dated December 31, 2019 as filed on March 10, 2020 (File No. 811-08544)(Accession No. 0001104659-20-031262). No other parts of the Annual Report are incorporated herein by reference.

Because Phaeacian Accent had not yet commenced operations as of the date of this SAI, no financial statements, annual or semi-annual reports for Phaeacian Accent are available at this time.

This SAI is not a prospectus. A Proxy Statement/Prospectus dated August 20, 2020, relating to the Reorganization of FPA International Value Fund may be obtained, without charge, by writing to The Northern Trust Company at 50 S. LaSalle Street, Chicago, IL 60603. This SAI should be read in conjunction with the Proxy Statement/Prospectus.

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Additional Information about Phaeacian Accent International Value Fund

Attached hereto as Appendix A is the Preliminary Statement of Additional Information of Phaeacian Accent.

Independent Registered Public Accounting Firms

Deloitte & Touche LLP serves as an independent registered public accounting firm for Phaeacian Accent and provides audit services and tax return preparation services. Its address is 111 South Wacker Drive, Chicago, IL 60606-4301.

Ernst & Young LLP, 725 South Figueroa Street, Los Angeles, California 90017, serves as independent registered public accounting firm for FPA International Value Fund. The annual financial statements and notes thereto incorporated by reference have been audited by Ernst & Young LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.

Pro Forma Financial Information

Pro forma financial information has not been prepared for the Reorganization because Phaeacian Accent is a newly organized “shell” series of Datum One with no assets and liabilities, which will commence operations upon consummation of the Reorganization and continue the operations of FPA International Value Fund. FPA International Value Fund will be accounting survivor of the Reorganization.

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APPENDIX A

Additional Information about Phaeacian Accent International Value Fund

STATEMENT OF ADDITIONAL INFORMATION

August 20, 2020

Datum One Series Trust

50 S. LaSalle Street

Chicago, IL 60603

(312) 557-4100

Phaeacian Global Value Fund

Ticker: PPGVX

Phaeacian Accent International Value Fund

Ticker: PPIVX

(each a “Fund” and collectively, the “Funds”)

This Statement of Additional Information (“SAI”) contains additional information about each Fund listed above. This SAI is not a prospectus and should be read in conjunction with the Prospectus dated August 20, 2020, as supplemented or revised from time to time. Each Fund is a series of Datum One Series Trust (the “Trust”). The Trust consists of three separate series. The Funds are offered through a Prospectus, as amended or supplemented from time to time.

Information for each Fund is as of the date noted. Investors may obtain free copies of the Funds’ Prospectus and annual or unaudited semi-annual shareholder reports, when available, by contacting the Funds at the address and phone number written above or by visiting our website at www.phaeacianpartners.com. This SAI contains information that may be useful to investors but which is not included in the Prospectus.

TABLE OF CONTENTS

TRUST HISTORY

This SAI describes the Funds, which are separate series of Datum One Series Trust (the “Trust”). The Trust is a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts on February 28, 2020 that currently consists of three separate investment series. The Trust’s Agreement and Declaration of Trust, as amended (the “Declaration of Trust”), which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts. Phaeacian Partners LLC (the “Adviser”) serves as investment adviser to the Funds.

The Trust may, from time to time, create additional series offered through new, revised or supplemented prospectuses or private placement memoranda and statements of additional information.

FUND CLASSIFICATION

Each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Phaeacian Global Value Fund is a “diversified” investment company under the 1940 Act. The Phaeacian Accent International Value Fund is a “non-diversified” investment company under the 1940 Act.

CAPITALIZATION AND SHARE CLASSES

The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares. Each of the Funds described in this SAI currently offers one class of shares. Generally, expenses and liabilities incurred by or arising in connection with a particular series of the Trust or class of shares are allocated only to that series of the Trust or class of shares. Expenses and liabilities not incurred by or arising in connection with a particular class of a series of the Trust or series of the Trust are allocated in relation to the respective net asset value of each series of the Trust or on such other basis as the Trustees may in their discretion determine.

Shares of each series of the Trust entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by each series of the Trust or class of shares when required by the 1940 Act or when the Trustees of the Trust have determined that the matter affects one or more series of the Trust or classes of shares materially differently. When a matter affects only the interests of one or more series of the Trust or classes of shares, only shareholders of those series of the Trust or classes of shares shall be entitled to vote on the matter. Shares have noncumulative voting rights in the election of Trustees. Shareholders have the right to call a meeting to remove Trustees. Shares have no preemptive or subscription rights, and are transferable. Shares are entitled to dividends as declared by the Trust and approved by the Trustees of the Trust, and if a Fund were liquidated, holders of each class of shares of that Fund would receive the net assets of that Fund attributable to the class of shares.

Pursuant to the Trust’s Declaration of Trust, the Trust has the right, at its option, to redeem Fund shares held by a shareholder at any time at the net asset value thereof: (i) if at such time such shareholder owns fewer shares of any series or class than, or shares having an aggregate net asset value of less than, an amount determined from time to time by the Trustees; (ii) to the extent that such shareholder owns shares of a particular series equal to or in excess of a percentage of the outstanding shares of that series determined from time to time by the Trustees; (iii) to the extent that such shareholder owns shares of the Trust representing a percentage equal to or in excess of such percentage of the aggregate number of outstanding shares of the Trust or the aggregate net asset value of the Trust determined from time to time by the Trustees; (iv) if such shareholder fails to supply appropriate personal and tax identification information requested by the Trust; (v) if such Shareholder fails to meet or maintain the qualifications for ownership of a particular series or class; or (vi) if the Trustees determine for any other reason, in their sole discretion, that the ownership of shares by a shareholder is not in the best interests of the remaining shareholders of the Trust or of the applicable series or class.

INVESTMENT POLICIES AND STRATEGIES

In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectus, each Fund may employ other investment practices and may be subject to additional risks, which are described below. No Fund is required to engage in any particular transaction or purchase any particular type of securities or investment even if to do so might benefit the Fund. Unless otherwise stated herein, all investment policies and restrictions of the Funds may be changed by the Board of Trustees without notice to shareholders or shareholder approval. In addition, each Fund may be subject to restrictions on its ability to utilize certain investments or investment techniques. Unless otherwise noted, these additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders.

Cyber Security Risk

With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, investment companies such as the Funds and their service providers may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks result from deliberate attacks, but unintentional events may have effects similar to those caused by cyber-attacks. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Funds or its adviser, custodians, transfer agent, and/or other third party service providers may adversely impact the Funds and their shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject a Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Cyber-attacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of a Fund inaccessible or inaccurate or incomplete. The Funds also may incur substantial costs for cyber security risk management in order to guard against any cyber incidents in the future. The Funds and their shareholders could be negatively impacted as a result. While the Funds or their service providers may have established business continuity plans and systems designed to guard against such cyber-attacks or adverse effects of such attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified, in large part because different unknown threats may emerge in the future. Similar types of cyber security risks also are present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

Derivative Instruments

The portfolio manager may use financial derivative instruments and techniques for efficient portfolio management in accordance with each Fund’s fundamental investment strategies.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. Derivatives involve the risk that changes in their value may not move as expected relative to changes in the value of the underlying reference they are designed to track. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment option, rather than solely to hedge the risk of a position held by a Fund.

Financial derivative instruments used by the portfolio manager may include, but will not be limited to futures, forwards, options (both writing and purchasing), swaps and contracts for differences, and will include both exchange traded and over the counter derivative instruments. The assets or indices underlying such instruments may consist of any one or more of the following: transferable securities, money market instruments, other collective investment schemes, financial indices, interest and foreign exchange rates and currencies.

Financial derivative instruments may be used by the portfolio manager either for investment or efficient portfolio management purposes. The use of such instruments is intended to provide the portfolio manager with additional tools for managing risk and for efficient investment, which should in turn contribute to a better risk-return profile for the Funds. Examples of the way in which they may be used, which should not be taken as being exhaustive, include:

Futures. The portfolio manager may enter into single stock and index futures contracts to hedge against changes in the values of equity securities held by each Fund or markets to which each Fund is exposed or to hedge against currency and interest rate risk.

The portfolio manager may also use futures contracts to equitize cash or as a means of gaining exposure to particular securities or markets on a short to medium term basis in advance of making a decision to purchase a particular security or to reallocate assets on a longer term basis. In addition, the portfolio manager may use futures to reduce exposure to a market in advance of raising cash from asset sales to fund redemptions from each Fund.

The portfolio manager may also use futures contracts to take a directional view on particular securities or markets within each Fund’s investment universe where, in the their view, those securities or markets are overpriced or likely to enter into a downward phase of the investment cycle.

The Funds are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the U.S. Commodity Futures Trading Commission (the “CFTC”). Accordingly, the Adviser (with respect to the Funds) is not subject to registration or regulation as a “commodity pool operator,” under the CEA. To remain eligible for the exclusion, each of the Funds will be limited in its ability to use certain financial instruments regulated under the CEA, including futures and options on futures and certain swaps transactions (collectively “commodity interests”). In the event that a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Adviser may be required to register as a “commodity pool operator” with the CFTC with respect to that Fund. Each Fund’s ability to invest in commodity interests is limited by the Adviser’s intention to operate the Fund in a manner that would permit the Adviser to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return. In the event the Adviser becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to a Fund, the Fund’s expenses may increase, adversely affecting that Fund’s total return.

Forwards. Currency forwards may be used to hedge the currency exposures of securities denominated in a currency other than the base currency of each Fund and to hedge against other changes in interest and currency rates which may have an impact on the Funds.

Options. Call options may be used to gain exposure to specific securities and put options may be used to hedge against downside risk. Options may also be purchased to hedge against currency and interest rate risk and the Adviser may write put options and covered call options to generate additional revenues for the Funds. The Adviser will not write uncovered call options.

Total Return Swaps. Total return swap agreements may be used to gain exposure to particular securities or markets in instances where it is not possible or not economic to do so through the underlying security or a futures contract. Swaps may also be used to hedge against currency and interest rate risk.

Contracts for Differences. Contracts for differences may be used either as a substitute for direct investment in the underlying equity security or as an alternative to and for the same purposes as futures and options, particularly in cases where there is no futures contract available in relation to a specific security, or where an option or index future represents an inefficient method of gaining exposure because of pricing risk or the risk of delta or beta mismatches, meaning that movements in the underlying reference assets prices are not reflected in the price changes in the derivative used to gain exposure to that asset.

Convertible Bonds. A convertible bond is a type of bond that the holder has the option to convert into a specified number of shares of common stock in the issuing company. It is a hybrid security with debt and equity-like features.

Repurchase and Reverse Repurchase Agreements for the purposes of Efficient Portfolio Management. The Funds may use repurchase agreements, reverse repurchase agreements and/or stock-lending agreements to generate additional income for the Funds. Repurchase agreements are transactions in which one party sells a security to the other party with a simultaneous agreement to repurchase the security at a fixed future date at a stipulated price reflecting a market rate of interest unrelated to the coupon rate of the securities. A reverse repurchase agreement is a transaction whereby each Fund purchases securities from a counterparty and simultaneously commits to resell the securities to the counterparty at an agreed upon date and price.

Risk of Government Regulation of Derivatives

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Funds from using such instruments as a part of their investment strategy, and could ultimately prevent the Funds from being able to achieve its investment objective. It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The SEC, the CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

The regulation of swaps and futures transactions in the U.S., the European Union, and other jurisdictions is a rapidly changing area of law and is subject to modification by government and judicial action. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Funds or the ability of the Funds to continue to implement its investment strategies.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared, and additional types of swaps may be required to be centrally cleared in the future. In a transaction involving those swaps (“cleared derivatives”), each Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Funds will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Funds may be required to provide more margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to a bilateral derivatives transaction, following a period of notice to the Funds, a clearing member generally can require termination of an existing cleared derivatives transaction at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions by the clearing member or the clearing house could interfere with the ability of the Funds to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose the Funds to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, each Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on each Fund’s behalf. In those cases, the transaction might have to be terminated, and each Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection. In addition, the documentation governing the relationship between the Fund and clearing members is drafted by the clearing members and generally is less favorable to each Fund than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by each Fund in favor of the clearing member for losses the clearing member incurs as each Fund’s clearing member and typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if the Funds execute derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, each Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on each Fund’s behalf, against any losses or costs that may be incurred as a result of each Fund’s transactions on the swap execution facility. If the Funds wish to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), it is possible the Funds could not execute all components of the package on the swap execution facility. In that case, the Funds would need to trade certain components of the package on the swap execution facility and other components of the package in another manner, which could subject the Funds to the risk that certain of the components of the package would be executed successfully and others would not, or that the components would be executed at different times, leaving the Funds with an unhedged position for a period of time.

Additionally, U.S. regulators, the European Union and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared OTC derivatives transactions. These rules impose minimum margin requirements on derivatives transactions between the Funds and its swap counterparties and impose regulatory requirements on the timing of transferring margin, which may accelerate each Fund’s current margin process. The Funds are already subject to variation margin requirements, and the Funds may become subject to initial margin requirements under such rules in 2020. Such requirements could increase the amount of margin the Funds need to provide in connection with uncleared OTC derivatives transactions and, therefore, make such transactions more expensive.

New requirements may also result in increased uncertainty about counterparty credit risk, and they may also limit the flexibility of the Funds to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, each Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization of collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty and may prohibit the Funds from exercising termination rights based on the financial institution’s insolvency. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the Funds could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

In addition, the SEC has issued a proposed rule under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments. The ultimate impact, if any, of possible regulation remains unclear, but the proposed rule, if adopted, could, among other things, restrict each Fund’s ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions such that the Funds may be unable to implement its investment strategies.

These and other new rules and regulations could, among other things, further restrict each Fund’s ability to engage in, or increase the cost to the Funds of, derivatives transactions, for example, by making some types of derivatives no longer available to the Funds, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. The implementation of the clearing requirement has increased the costs of derivatives transactions for the Funds, since the Funds have to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than it has historically posted for bilateral derivatives. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members. These regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new mechanisms will achieve that result, and in the meantime, as noted above, central clearing, minimum margin requirements and related requirements expose the Funds to new kinds of risks and costs.

Illiquid Securities

The Fund may invest no more than 15% of its net assets (measured at the time of investment) in illiquid investments. Under Rule 22e-4 under the 1940 Act, “illiquid investments” are defined as those investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven (7) calendar days or less without the sale or disposition significantly changing the market value of the investment. The Board has delegated liquidity determinations to the Adviser.

Illiquid investments may include, among various other types of investments, privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

In October 2016, the SEC adopted a liquidity risk management rule that requires the Fund to establish a liquidity risk management program. The Board of Trustees has appointed the Group Risk Committee, established by the Liquidity Risk Program adopted by the Board of Trustees for the Trust, to administer the Fund’s liquidity risk management program.

Securities Financing Transactions and Equity Swaps

The Funds may engage in securities financing transactions (stock-lending arrangements and repurchase/ reverse repurchase agreements, “SFTs”) and equity swaps.

The collateral supporting SFTs will be valued daily at mark-to-market prices, and daily variation margin used if the value of collateral falls (due for example to market movements) below the required collateral coverage requirements in respect of the relevant transaction.

Borrowings

The Fund may be permitted to borrow for temporary purposes, for investment purposes and to more efficiently manage the portfolio. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed from a bank, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells holdings at that time. Borrowing, like other forms of leverage, will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased, if any. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

From time to time, the Fund may enter into, and make borrowings for temporary purposes related to the redemption of shares, including under a credit agreement with third-party lenders or the custodian. Such borrowings will be allocated among the series of the Trust pursuant to guidelines approved by the Board of Trustees. In addition to borrowing money from a bank, the Fund may enter into reverse repurchase agreements, dollar rolls, sale-buybacks and other transactions that can be viewed as forms of borrowings, but for which the Fund does not have to have 300% asset coverage.

A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund to another party, such as a bank or broker-dealer, coupled with its agreement to repurchase the security at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash.

The Fund also may engage in simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.

The Fund will typically segregate or “earmark” assets determined to be liquid by the Adviser and equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements, dollar rolls and sale-buybacks. Reverse repurchase agreements, dollar rolls and sale-buybacks involve leverage risk and the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities that the Fund sold and is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement, dollar roll or sale-buyback files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements, dollar rolls, sale-buybacks and other similar instruments and transactions will not be subject to the Fund’s limitations on borrowings as specified under “Investment Restrictions” below.

Temporary Defensive Strategies

As described in the Prospectus, the portfolio manager may at times judge that conditions in the securities markets make pursuing each Fund’s basic investment strategies inconsistent with the best interests of its shareholders and may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of each Fund’s assets. In implementing these “defensive” strategies, the Funds would invest in investment grade debt securities, cash, or money market instruments to any extent the portfolio manager considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Funds will use these alternate strategies, and the Funds are not required to use alternate strategies in any case. One risk of taking such temporary defensive positions is that the Funds may not achieve its investment objective.

INVESTMENT RESTRICTIONS

Fundamental Policies: The investment restrictions numbered 1 through 7 below have been adopted as fundamental policies for the Funds.

1.

The Funds may not issue any class of securities which is senior to each Fund’s shares of beneficial interest, except to the extent the Funds are permitted to borrow money and except as otherwise consistent with applicable law from time to time.

2.	The Funds may borrow money to the extent permitted by applicable law from time to time.

3.

The Funds may not act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities or in connection with the purchase of securities directly from the issuer thereof, it may be deemed to be an underwriter under certain federal securities laws.

4.

The Funds may not purchase any security if as a result 25% or more of each Fund’s total assets (taken at current value) would be invested in securities of issuers in a single industry or group of industries (for purposes of this restriction, (i) bank loans and loan participations will be considered investments in the industry of the underlying borrower, (ii) investment companies are not considered to constitute an industry, and (iii) derivatives counterparties are not considered to be part of any industry).

5.

The Funds may make loans, including to affiliated investment companies, except to the extent the Funds are prohibited from doing so by applicable law. The Funds may purchase loan participations or otherwise invest in loans or similar obligations, and may make loans directly to borrowers, itself or as part of a lending syndicate. The Fund may purchase debt obligations or other financial instruments in which the Funds may invest consistent with its investment policies, enter into repurchase agreements, or lend its portfolio securities.

6.	The Funds may purchase or sell commodities to the extent permitted by applicable law from time to time.

7.

The Funds will not purchase real estate directly, but may possess, hold, purchase and/or dispose of it in connection with managing or exercising its rights in respect of its investments. The Funds may (i) purchase interests in issuers which deal or invest in real estate, including limited partnership interests of limited partnerships that invest or deal in real estate, (ii) purchase securities which are secured by real estate or interests in real estate, including real estate mortgage loans, and (iii) acquire (by way of foreclosure or otherwise), hold and/or dispose of real estate that secured, or is otherwise related to, an investment of the Funds. (For purposes of this restriction, investments by the Funds in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate.)

For purposes of applying the terms of each Fund’s fundamental policy number 4, the Adviser will, on behalf of the Funds, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which each Fund invests. As a general matter, the Funds consider an industry to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other sectors of the economy. The definition of what constitutes a particular industry is therefore an evolving one, particularly for issuers in industries that are new or are undergoing rapid development. Some issuers could reasonably fall within more than one industry category. The Funds take the position that mortgage-backed securities and asset-backed securities, whether government-issued or privately issued, do not represent interests in any particular industry or group of industries, and therefore the 25% concentration restrictions noted above do not apply to such securities.

For purposes of each Fund’s policies (including the fundamental policies discussed above), any actions taken or omitted or investments made in reliance on, or in accordance with, exemptive relief, no action relief, interpretive guidance or other regulatory or governmental action or guidance, shall be considered to have been taken, made, or omitted in accordance with applicable law.

Non-Fundamental Policies:

Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus, the other investment policies described in this SAI or in the Prospectus, including the explanatory notes included above under the heading “Investment Restrictions — Fundamental Policies” are not fundamental and may be changed by approval of the Trustees without notice to or approval by the shareholders.

Other Information Regarding Investment Restrictions and Policies:

All percentage limitations and requirements (including those set forth in the fundamental policies discussed above) as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with each Fund’s limitation or requirement. Such percentage limitations and requirements do not apply to the asset coverage test set forth in Section 18(f)(1) of the 1940 Act.

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” of the Funds means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Funds, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the Funds are represented at the meeting in person.

It is contrary to the current policy of the Funds, which policy may be changed without shareholder approval, to invest more than 15% of each Fund’s net assets in securities which are determined to be illiquid by each Fund’s Board of Trustees (the “Board” or the “Trustees”), or persons designated by the Board to make such determinations (such as the Adviser) in accordance with procedures adopted by the Board.

Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a liquidity risk management program to assess and manage its liquidity risk. Under its program, the Funds are required to classify its investments into specific liquidity categories and monitor compliance with limits on investments in illiquid securities. Illiquid investments are generally investments that the Funds cannot reasonably expect to be sold or disposed of in current market conditions in seven (7) calendar days or less without the sale or disposition significantly changing the market value of the instrument. The Funds will not invest more than 15% of its net assets in illiquid securities. While the liquidity risk management program attempts to assess and manage liquidity risk, there is no guarantee it will be effective in its operation, and it will not reduce the liquidity risk inherent in each Fund’s investments.

Restrictions Pursuant to Applicable Law

The Trust is registered under the 1940 Act as an investment company and the Funds seek to qualify and be eligible for treatment each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. (the “Code”).

Compliance with the requirements of the 1940 Act and other applicable law as well as each Fund’s desire to qualify and be eligible for treatment each year as an RIC may limit the Fund’s ability to achieve its investment objective, including by, among other things, limiting the types of investments it may make or hold from time to time and the counterparties with which the Funds may trade. Other accounts managed by the Adviser may invest and perform differently because they may not be subject to the same laws and restrictions as the Funds.

DISCLOSURE OF PORTFOLIO HOLDINGS

Through filings made with the SEC on Form N-CSR, each Fund makes its full portfolio holdings publicly available to shareholders on a semiannual basis. The Funds normally make such filings on or around the sixtieth day following the end of each Fund’s second and fourth fiscal quarter. Each Fund transmits its complete portfolio schedules as of the end of the second and fourth fiscal quarters to shareholders in each Fund’s semi-annual and annual reports.

In addition to filings made with the SEC, the Funds intend to make its full portfolio holdings as of the end of each calendar quarter available on each Fund’s website at www.phaeacianpartners.com, generally no later than thirty calendar days after the end of each calendar quarter.

To the extent that each Fund’s portfolio holdings have previously been disclosed publicly either through a filing made with the SEC on Form N-CSR, or by being posted to each Fund’s website, such holdings may also be disclosed to any third party that requests them.

On a monthly basis, the complete schedule of each Fund’s portfolio holdings will be filed with the SEC on Form N-PORT. These schedules are available on the SEC website at www.sec.gov and on the Funds’ website at www.phaeacianpartners.com.

Policies and Procedures. The Trust has adopted policies and procedures with respect to disclosure of the Fund’s portfolio holdings. The Funds may provide information regarding their portfolio holdings to their service providers where relevant to duties to be performed for the Fund. Such service providers include fund accountants, administrators, investment advisers, custodians, independent public accountants, and attorneys. Neither the Fund nor any service provider to the Fund may disclose material information about the Fund’s holdings, trading strategies implemented or to be implemented in the Fund or about pending transactions in the Fund to other third parties except that information about portfolio holdings may be available to such third parties: (i) by providing a copy of the Fund’s latest annual or semi-annual report or the Fund’s latest Form N-PORT; (ii) in marketing materials, provided the portfolio holdings disclosed in the materials are at least 15 days old, or (iii) when the Fund has a legitimate business purpose for doing so and the recipients are subject to a confidentiality agreement or the Board has determined that the policies of the recipient are adequate to protect the information that is disclosed. Such disclosures shall be authorized by the Fund’s Chief Compliance Officer and shall be reported periodically to the Board. In no event shall such information be disclosed for compensation.

Examples of instances in which selective disclosure of a Fund’s portfolio securities may be appropriate include disclosure for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Adviser, disclosure to a performance reporting bureau or to a rating agency for use in developing a rating. Examples of instances in which selective disclosure is not appropriate include disclosure to assist a party in deciding when to buy or sell or hedge a position in the Fund or in securities held or under consideration for purchase by the Fund.

The Board of Trustees reviews and reapproves the policies and procedures related to portfolio disclosure, including the list of approved recipients, as often as deemed appropriate, and may make any changes it deems appropriate.

MANAGEMENT OF THE TRUST

Board Leadership Structure. The Board of Trustees consists of five Trustees, three of whom are not “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust (the “Independent Trustees”). The Chairman of the Board, Mr. Lloyd Wennlund, is an Independent Trustee. The Chairman of the Trustees presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time. The Board of Trustees will meet regularly, generally at least 4 times each year to discuss and consider matters concerning the Trust and the Funds, and may also hold special meetings to address matters arising between regular meetings. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone.

The Board of Trustees has established two standing Committees to facilitate the Trustees’ oversight of the management of the Trust: the Audit Committee and the Governance Committee. The functions and role of each Committee are described below under “Committees of the Board of Trustees.” The membership of each Committee consists of all of the Independent Trustees, which the Board believes allows them to participate in the full range of the Board’s oversight duties.

The Board plans to review its leadership structure periodically and has determined that its leadership structure, including Committees comprised entirely of Independent Trustees, is appropriate in light of the characteristics and circumstances of the Trust. In reaching this conclusion, the Board considered, among other things, the predominant roles of the Adviser and Administrator in the day-to-day management of each Fund’s affairs, the extent to which the work of the Board is conducted through the Committees, the asset classes in which the Funds invest, and the management and other service arrangements of the Funds. The Board also believes that its structure facilitates an efficient flow of information concerning the management of the Funds to the Independent Trustees.

Risk Oversight. The Funds have retained the Adviser to provide investment advisory services, and these service providers are immediately responsible for the management of risks that may arise from each Fund’s investments.

The Board oversees the performance of these functions by the Adviser. The Board expects to receive from the Adviser a wide range of reports, both on a regular and as-needed basis, relating to each Fund’s activities and to the actual and potential risks of the Funds and the Trust as a whole. These include reports on investment risks, compliance with applicable laws, and each Fund’s financial accounting and reporting. The Board also regularly receives, from the Adviser and Administrator reports regarding the sale of each Fund’s shares, as well as related risks. In addition, the Board expects to meet periodically with the investment professionals who lead each Fund’s investment operations to receive reports regarding the portfolio management of the Funds, its performance, and its investment risks.

The Board has appointed a Chief Compliance Officer (the “CCO”). The CCO oversees the development and implementation of compliance policies and procedures that are reasonably designed to prevent violations of the federal securities laws (the “Compliance Policies”). The CCO reports directly to the Board. The CCO makes presentations to the Board at its quarterly meetings and provides an annual report on the application of the Compliance Policies. The Board periodically discusses relevant risks affecting the Trust with the CCO at its meetings. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

The function of the Board with respect to risk management is one of periodic oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Funds. The Board recognizes, however, that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information. There is no assurance that the Board of Trustees’ operations or leadership structure will identify, prevent, or mitigate risks in actual practice. The Funds are designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

The Trustees and executive officers of the Trust, their age, the position they hold with the Trust, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustees oversee and other directorships held by the Trustees of the Trust are listed in the following tables.

Except as shown, each Trustee’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is Datum One Series Trust c/o The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, Attn: Board of Trustees, Datum One Series Trust.

Independent Trustees

The following table sets forth certain information concerning the Independent Trustees of the Trust:

Name, Address* and Year of Birth of Independent Trustee	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
JoAnn S. Lilek Year of Birth: 1956	Trustee	Indefinite/ March, 2020 to present	Advisory Board Member, Milton’s Distributing, 2019 to present; Advisory Board Member, Gordon Logistics, 2019 to present; Independent Contractor, Self Employed, 2018 to present; Chief Financial Officer, Accretive Solutions, Inc, 2010 to 2018; Chief Operating Officer, Accretive Solutions, Inc, 2016 to 2018; Board Director, Hinsdale Bank and Trust Company, 2011 to 2016.	1	None

Patricia A. Weiland Year of Birth: 1959	Trustee	Indefinite/ March, 2020 to present	Consultant, PAW Consulting LLC, 2014 to present.	1	None

Lloyd A. Wennlund Year of Birth: 1957	Trustee	Indefinite/ March, 2020 to present	Independent Contractor, June 2017 to present; Executive Vice President, The Northern Trust Company, 1989 to 2017.	1	Calamos Funds, 2018 to present.

*	Each Trustee may be contacted at 50 South LaSalle Street, Chicago, Illinois 60603.

Interested Trustees

The following table sets forth certain information concerning the Trustees who are “interested persons” (as defined in the 1940 Act) of the Trust (each, an “Interested Trustee”):

Name, Address* and Year of Birth of Independent Trustee	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Ryan D. Burns(1) Year of Birth: 1976	Trustee	Indefinite/ March, 2020 to present	Senior Vice President, The Northern Trust Company, 1998 to present.	1	None

David M. Whitaker(2) Year of Birth: 1971	Trustee	Indefinite/ March, 2020 to present	President, Foreside Financial Group, 2007 to present.	1	Advisers Investment Trust, 2018 to present.

*	Each Trustee may be contacted at 50 South LaSalle Street, Chicago, Illinois 60603.

(1)

Mr. Burns may be deemed to be an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his affiliation with the Fund’s Administrator and Fund Accounting Agent, Transfer Agent, and Custodian.

(2)	Mr. Whitaker may be deemed to be an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his affiliation with the Fund’s Distributor.

Officers

The following table sets forth certain information concerning the Trust’s officers. The officers of the Trust are employees of the Trust’s Administrator or Distributor and certain of their affiliates:

Name, Address* and Year of Birth of Officer	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Barbara J. Nelligan Year of Birth: 1969	President	Indefinite/ March, 2020 to present	Senior Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company 2018 to Present; Senior Vice President, Global Fund Services Product Management, The Northern Trust Company 2007 to 2018; Vice President of Advisers Investment Trust 2012 to 2017.

Jack P. Huntington Year of Birth: 1970	Chief Compliance Officer and AML Officer	Indefinite/ March, 2020 to present	Director, Foreside Fund Officer Services, LLC, 2015 to present; Senior Vice President, Citi Fund Services, 2008 to 2015.

Tracy L. Dotolo Year of Birth: 1976	Treasurer	Indefinite/ March, 2020 to present	Director, (Foreside Fund Officer Services, LLC, 2016 to present; JPMorgan Chase & Co., Vice President of Global Fund Services, 2009 to 2016.

Name, Address* and Year of Birth of Officer	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Toni M. Bugni Year of Birth: 1973	Secretary	Indefinite/ March, 2020 to present	Senior Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company 2011 to present.

Matthew J. Broucek Year of Birth: 1988	Assistant Secretary	Indefinite/ March, 2020 to present	Second Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company 2018 to present; Officer, Global Fund Services Fund Governance Solutions, The Northern Trust Company 2016 to 2018; Associate, RSM US LLP, 2015 to 2016.

*	Each Officer may be contacted at 50 South LaSalle Street, Chicago, Illinois 60603.

Trustee Qualifications. The Board has determined that each Trustee should serve as such based on several factors (none of which alone is decisive). Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments, including those enumerated in the table above; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Funds, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. Following is a summary of various qualifications, experiences and skills of each Trustee that contributed to the Board’s conclusion that an individual should serve on the Board:

Independent Trustees:

JoAnn Lilek – Ms. Lilek is an experienced corporate board director and executive for both private and public companies. She also brings substantial experience in the finance industry, having served as an Audit Committee Financial Expert to a publicly traded mutual fund.

Patricia Weiland – Ms. Weiland brings substantial experience in the financial services industry, having served as an executive officer to a financial services firm. She has experience with mutual funds, banking, wealth management, and trust services working in an executive capacity.

Lloyd Wennlund – Mr. Wennlund is a financial services executive with expertise in all aspects of asset management and broker-dealer functions. He brings extensive experience with respect to the operation of investment funds. He has served in key leadership roles, including as an independent director to a global asset management firm.

Interested Trustees:

Ryan Burns – Mr. Burns brings substantial experience in the financial services industry. He currently serves as the Head of Global Fund Services (Americas) for The Northern Trust Company.

David Whitaker – Mr. Whitaker brings significant experience in the financial services industry. He is the President of Foreside Financial Group, a position he has held for more than 10 years. He also serves as a trustee to another mutual fund series trust.

References to the experience, qualifications, attributes, and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board of Trustees or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on such person or on the Board of Trustees by reason thereof.

Committees of the Board of Trustees

Audit Committee. The Board of Trustees has a separately-designated standing Audit Committee composed of all of the Independent Trustees of the Trust and chaired by Ms. Lilek. The Audit Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Funds and, among other things, considers the selection of the independent registered public accounting firm for the Funds and the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those accountants on behalf of the Funds, and considers other services provided by those accountants to the Funds and the Adviser and their affiliates and the possible effect of those services on the independence of those accountants.

Governance Committee. The Governance Committee is composed of all of the Independent Trustees of the Trust and is responsible for oversight of the governance of the Funds. The Governance Committee will make nominations for independent trustee membership on the Board when necessary and consider nominees for election to the Board made by shareholders if the nomination is made in accordance with the Trust’s policies regarding shareholder nominations, which are attached to this SAI as Appendix A, review periodically Board governance practices and procedures and, as well as, the responsibilities and charters of each committee of the Board. Ms. Weiland serves as Chair of the Governance Committee.

Securities Ownership

Because the Trust and the Funds are newly formed and have yet to commence operations, no Trustees currently hold any equity securities in the Funds or in any registered investment companies overseen by the Trustee within the Funds’ family of investment companies.

To the Trust’s knowledge as of a recent date, the Independent Trustees and their immediate family members do not beneficially own any securities in an investment adviser or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust.

Trustees’ Compensation

The Trustees who are not employees of the Adviser or its affiliates receive an annual retainer of $45,000 divided into four quarterly payments for their services as Trustees of the Trust.

The following table sets forth approximate information regarding compensation expected to be received by Trustees from the “Fund Complex” for the Trust’s first year of operations. (Interested Trustees who are employees of the Adviser or its affiliates and officers of the Trust receive no compensation from the Trust and are compensated in their capacities as employees of the Adviser and its affiliates.)

Name of Trustee	Aggregate Compensation from the Trust	Total Compensation from Trust and Fund Complex to be Paid to Trustee
Ryan D. Burns	$0	$0
JoAnn S. Lilek	$45,000	$45,000
Patricia A. Weiland	$45,000	$45,000
Lloyd A. Wennlund	$45,000	$45,000
David M. Whitaker	$0	$0

The Declaration of Trust provides that the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses, including but not limited to, amounts reasonably incurred in connection with the defense or disposition of any threatened, pending or contemplated action, suit or other proceeding, whether civil, criminal, administrative, arbitrative or investigative and whether formal or informal before any court or administrative or legislative or other body, in which they may be or may have been involved as a party or otherwise, while in office or thereafter, by reason of any alleged act or omission as a Trustee or officer or by reason of their offices with the Trust, except if it is determined in the manner specified in the Trust’s Declaration of Trust, that they (i) have not acted in good faith, (ii) not to have acted in the reasonable belief that their actions were in or not opposed to the best interests of the Trust, (iii) in the case of a criminal proceeding, to have had reasonable cause to believe his or her action was unlawful or (iv) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such person’s office. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Additional Information

The Trustees of the Trust oversee generally the operations of the Funds and the Trust. The Trust enters into contractual arrangements with various parties, including among others each Fund’s Adviser, custodian, transfer agent and accountants, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements and are not intended third party (or other form of) beneficiaries of those contractual arrangements. The Trust’s and each Fund’s contractual arrangements are not intended to create any shareholder rights to enforce such contracts directly against the service providers or to seek any remedy under those contracts directly against the service providers.

This SAI has been designed to meet the regulatory purpose of providing information concerning the Trust and the Funds that you should consider carefully in determining whether to purchase shares of the Funds. Neither the Prospectus, this SAI, nor each Fund’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Funds and any shareholder, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

THE INVESTMENT ADVISER

Under the terms of an Investment Management Agreement between the Trust and the Adviser with respect to the Funds (the “Investment Management Agreement”) and subject to the supervision of the Board of Trustees, Phaeacian Partners LLC (“Phaeacian” or the “Adviser”) serves as each Fund’s investment adviser and is responsible for managing, either directly or through others selected by it, the investments of the Funds. The Adviser’s principal business address is 17 Old Kings Highway South, Darien, CT 06820.

Phaeacian Partners LLC is a subsidiary of Polar Capital Holdings plc. Polar Capital Holdings plc seeks to build a broad family of funds diversified by asset class, geographical and sectoral specialisation, strategy and structure. Its country of incorporation and main country of operation is the UK. Since its foundation in 2001, it has grown steadily and currently has 12 autonomous investment teams managing specialist, active and capacity constrained portfolios, with combined AUM of £12.2 billion (as at 31 March 2020).

Investment Management Agreement. Under an Investment Management Agreement between the Trust, on behalf of the Funds, and the Adviser (the “Investment Management Agreement”), the Adviser, at its expense, provides the Funds with investment advisory and related services and, together with the Administrator (as defined below), advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Board of Trustees regarding the conduct of business of the Trust and the Funds, and in addition, at its expense, provides the Funds with certain services necessary for the operation of the Funds.

The Investment Management Agreement has been approved by the Board, including the “non-interested” Trustees and by the initial shareholder of the Funds.

Management Fees. Under the Investment Management Agreement, the Adviser is required to provide the Funds with a continuous investment program, including investment research and management with respect to all securities and investments and cash equivalents, in the Funds, in accordance with the investment objective, policies and restrictions of the Funds, and to determine, for the Funds, what securities and other investments shall be purchased, retained or sold, subject always to the provisions of the Trust’s Declaration of Trust and By-laws, and of the 1940 Act, and to such policies and instructions as the Trustees may from time to time establish.

For the services provided to the Funds under the Investment Management Agreements, the Funds will pay the Adviser a monthly fee based on each Fund’s average daily net assets of 1.00%.

Expense Limitations and Waivers. The Adviser has contractually agreed to waive its fees payable under the Investment Management Agreement (but not below zero) and/or reimburse the Fund for certain other expenses (including, but not limited to, organizational and offering costs), to the extent that the Fund’s Total Annual Fund Operating Expenses (exclusive of brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under generally accepted principles)) exceed 1.29% of the Fund’s average daily net assets. Under the Expense Limitation Agreement, the Adviser may recoup any amounts waived or reimbursed for 36 months following the end of the month when the waiver or reimbursement occurred provided total expenses, including such recoupment, do not exceed the annual expense limit in place at the time of recoupment or the expense limitation in place at the time of the initial waiver and/or reimbursement. The contractual expense limitation arrangement is expected to continue until at least October 31, 2023, after which the contractual agreement will be automatically extended for one year periods unless the Adviser provides written notice of its intention to terminate the contractual arrangement. The arrangement may only be terminated earlier by the Board of Trustees of the Trust, or upon termination of the Investment Management Agreement.

The Adviser makes available to the Trust, without additional expense to the Trust, investment advisory research and statistical facilities and all clerical services relating to such research, statistical, and investment work.

Under the Investment Management Agreement, the Adviser will pay all expenses incurred by it in connection with its activities. Each Fund is responsible for all of its other expenses, which may include all brokers’ commissions and other charges relating to the purchase and sale of portfolio securities and other investments for its own account. The Fund shall pay its pro rata share of expenses of its operation related to the following: all charges of depositories, custodians and other agencies for the safekeeping and servicing of its cash, securities and other property and of its, transfer agents and registrars and its dividend disbursing and redemption agents, if any; all expenses in determination of daily price computations; all charges of legal counsel and of independent accountants; all compensation of independent Trustees and all expenses incurred in connection with their services to the Fund; all costs of borrowing money; all expenses of publication of notices and reports to its shareholders and to governmental bodies or regulatory agencies; all expenses of proxy solicitations of the Fund or of the Board of Trustees; all expenses of shareholder meetings; all expenses of typesetting of each Fund’s prospectuses and of printing and mailing copies of the prospectuses furnished to each then-existing shareholder or beneficial owner; all taxes and fees payable to federal, state or other governmental agencies, domestic or foreign; all stamp or other similar taxes; all expenses of printing and mailing certificates for shares of the Fund; all expenses of bond and insurance coverage required by law or deemed advisable by the Board of Trustees; all expenses of qualifying and maintaining qualification of shares of the Fund under the securities laws of such United States jurisdictions as the Trust may from time to time reasonably designate; and all expenses of maintaining the registration of the Trust under the 1933 Act and the 1940 Act.

The Investment Management Agreement provides that the Adviser shall not be subject to any liability to the Trust or to any shareholder for any act or inaction of the Adviser relating to any event whatsoever, in the absence of bad faith, willful misfeasance, or negligence, in the performance of, or the reckless disregard of, its duties or obligations.

The Investment Management Agreement may be terminated as to the Fund at any time (i) on 60 days’ written notice or (ii) upon material breach by a party of any representations or warranties set forth in the Investment Management Agreement, if such breach has not been cured within 20 days after written notice of such breach, in each case without the payment of any penalty, by the Trust (by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund) or by the Adviser. The Trust may terminate the Investment Management Agreement immediately if, in the reasonable judgment of the Trust, the Adviser becomes unable to discharge its duties and obligations under the agreement, including circumstances such as insolvency of the Adviser or other circumstances that could adversely affect the Fund. The Investment Management Agreement will immediately terminate in the event of its assignment.

Administrative Services. The Trust, on behalf of the Funds, has entered into a Fund Administration and Accounting Services Agreement with The Northern Trust Company (the “Administrator”), under which the Administrator provides fund accounting and administrative services necessary for the operation of the Funds. The Administrator provides the Funds with office space. The Fund Administration and Accounting Services Agreement is terminable by any party at the end of its initial term or thereafter, at any time, by either party upon at least ninety days prior written notice to the other party.

Under the Administration and Accounting Services Agreement, the Fund will pay the Administrator out of its assets an annual fee based on each Fund’s aggregate net assets. On the first $200 million, a 0.0775% fee shall apply; on the next $300 million, a 0.0675% fee shall apply; on the next $500 million, a 0.0575% fee shall apply, and over $1 billion, a 0.0475% fee shall apply.

PORTFOLIO MANAGERS

Other Accounts Managed. Set forth below is the following information with respect to the other accounts managed by the portfolio managers as of December 31, 2019. Messrs. Herr and Py manage the following accounts (including the Fund):

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Gregory A. Herr	1	$173	1	$403	0	N/A
Pierre O. Py	2	$445	3	478	1	$62

Accounts and Assets for which the Advisory Fee is Based on Performance

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Gregory A. Herr	0	N/A	0	N/A	0	N/A
Pierre O. Py	0	N/A	2	$75	1	$62

Material Conflicts of Interest. The following summarizes the policies of the Adviser for managing conflicts of interest. It is not intended to provide a comprehensive account of the processes and procedures the Adviser has adopted in connection with the management of conflicts of interest, but is instead intended to be a statement of principles through which the Adviser seeks to manage such potential conflicts.

Conflicts of interest can arise where: (i) the interests of the Adviser conflicts with those of a client (firm vs. client conflicts) and (ii) the interests of one client of the Adviser conflicts with those of another of the Adviser’s clients (client vs. client conflicts). The Adviser has policies and arrangements in place to identify and manage conflicts of interest that may arise between the Adviser and its clients or between the Adviser’s different clients. The Adviser has a policy of independence that requires the Adviser’s staff to disregard any personal interest, relationship or arrangement which gives rise to a conflict of interest and to ensure that the interests of clients prevail.

The Adviser places significant emphasis on its strong compliance culture, and the efficient operation of systems and controls, to manage issues such as conflicts of interest. The compliance department of the Adviser conducts regular monitoring checks to confirm that internal policies and procedures are followed.

Firm vs. client conflicts

Connected entity investment decisions – The Adviser acts as manager, investment manager, advisor, general partner or subadviser to and may receive different rates of remuneration, including investment management/advisory fees and performance fees from multiple client accounts. While the Adviser may make decisions to buy or sell securities or other investments for one account and not another account, which may affect relative performance and hence the value of the Adviser’s remuneration based thereon, the Adviser will at all times have regard to its obligations to each client, taking into account such clients’ investment restrictions and other relevant factors.

Investment as principal – The Adviser may from time to time take a long-term or short-term position in a client fund, in some cases to provide initial capital and establish a solid platform for the future growth of such client fund. The Adviser’s return on investment in a client fund will be determined by reference to the investment decisions the Adviser makes for such client fund. The Adviser’s policies require that all personal interests, relationships or arrangements, including those of its affiliated companies must be disregarded to ensure that the best interests of all clients are served.

Staff personal investments – Certain directors and employees of the Adviser or of an affiliated company may hold or deal for their personal account in securities of a client or of any issuer in which securities or investments are held or dealt in on behalf of a client. They may also deal, outside closed periods, in the securities of the ultimate holding company, or, in the case of joint ventures, hold shares or other investments in an affiliated company.

Client vs. client conflicts

Aggregation of transactions in investments – The Adviser may aggregate purchase and sale transactions in investments (and associated transaction costs) for applicable clients. The applicable clients may have different or similar investment strategies, objectives and restrictions, and they may be structured differently (such as redemption and subscription (or analogous) terms). Accordingly, aggregation may result in different outcomes for certain such clients, for instance in respect of the holding period for an investment, the size of a client’s exposure to such investment, and the price at which an investment may be acquired or disposed of. Depending on the circumstances, aggregation may be advantageous or disadvantageous to the client.

Allocation of transactions in investments – Aggregated transactions as referred to above, including costs and expenses thereof, are allocated to ensure that the Adviser’s clients have broadly equal access to a similar quality and quantity of suitable investment transactions, taking into account the factors mentioned above, amongst others. The Adviser’s policies further require all allocations to be effected at the same price, but in very limited instances this may not be achievable due to the mechanics of certain markets.

Transactions between clients – The Adviser may make decisions for one client to buy or sell units, shares or other investments in other funds, investment companies or other entities to which the Adviser or an affiliated company is the manager or investment manager (for example for a fund of fund).

The Adviser may in certain circumstances effect a transaction between clients whereby one client buys an asset from another client for reasons that are beneficial to each client, on arms’ length terms. For example, a transaction between clients may be appropriate when a client fund has an obligation to meet applicable investment restrictions or investor redemption requirements, and where the Adviser determines that the investment continues to represent a valid opportunity to generate added value for one or more other clients to acquire the investment.

The Adviser has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Notice – In providing the above set of principles through which the Adviser intends to manage any potential conflicts of interest, the Adviser intends that this disclosure should be for guidance only. Accordingly, this disclosure is being provided (to the extent permitted by law) without liability, and in publishing this disclosure the Adviser makes no representation or warranty as to how they may act in connection with any particular situation or set of circumstances that may arise in relation to a conflict. This disclosure is not intended to create third party rights or duties that would not already exist if the policy had not been made available, nor is it intended to form part of any contract between the Adviser and any client.

Compensation. The portfolio managers are compensated by the Adviser through salary, healthcare coverage, income protection, death service protection as well gym membership and travel assistance. Salaries are capped and compensation is designed to be variable in nature, rewarding individuals for team, performance and AUM gathering success. Such a mechanism, linking variable compensation to economic success, performance and the value of the assets managed, is designed to align the interests of such investment professionals with those of the Fund and its shareholders and to avoid conflicts. Non-salary benefits are designed to be in the top tier of benefits available. The determination of a portfolio manager’s total compensation involves a thorough and on-going assessment of the individual’s performance and contribution to the Adviser’s results. This assessment is performed on a continuous basis, as well as through a formal annual review.

Ownership of Securities. The Funds are a newly-organized investment company. As of December 31, 2019, the portfolio managers owned shares of the Funds as set forth in the table below. The following are the ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in Global Predecessor Fund	Dollar Range of Equity Securities in International Predecessor Fund
Gregory A. Herr	$100,001-$500,000	$1-$10,000
Pierre O. Py	$10,001-$50,000	Over $1,000,000

BROKERAGE ALLOCATION AND OTHER PRACTICE

Selection of Brokers. The Adviser, in selecting brokers to effect transactions on behalf of the Funds, seeks to obtain the best execution available.

Allocation. The Adviser may deem the purchase or sale of a security to be in the best interests of the Funds as well as other clients of the Adviser. In such cases, the Adviser may, but is under no obligation to, aggregate all such transactions in order to seek the most favorable price or lower brokerage commissions and efficient execution. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by the Adviser to be fair and equitable over time.

Brokerage and Research Services. Certain transactions involve the payment by the Funds of negotiated brokerage commissions. The Adviser may determine to pay a particular broker varying commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States, and therefore certain portfolio transaction costs may be higher than the costs for similar transactions executed on U.S. securities exchanges. There is generally no stated commission in the case of debt securities or securities traded in the over-the-counter markets, but the price paid by the Funds usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Funds include a disclosed, fixed commission or discount retained by the underwriter or dealer.

The Adviser places all orders for the purchase and sale of portfolio securities and buys and sells securities through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain the best execution available. In seeking the best price and execution, the Adviser considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction (taking into account market prices and trends), the reputation, experience and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from several broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser receives research, statistical and quotation services from many broker-dealers with which it places each Fund’s portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser and its affiliates in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing to every client, including the Funds. The investment advisory fee paid by the Funds are not reduced because the Adviser and its affiliates receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), and by the Investment Management Agreement, the Adviser may cause the Funds to pay a broker that provides brokerage and research services to the Adviser an amount of disclosed commission for effecting a securities transaction for the Funds in excess of the commission that another broker would have charged for effecting that transaction. The Adviser’s authority to cause the Funds to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

The amount of brokerage commissions and fees paid by the Funds may vary substantially from year to year due to differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors.

DISTRIBUTION OF TRUST SHARES

Distributor and Distribution Contract

The Trust, on behalf of the Funds, have entered into a distribution agreement (the “Distribution Agreement”) under which Foreside Financial Services, LLC (“FFS” or the “Distributor”), with principal offices at Three Canal Plaza, Suite 100, Portland, Maine 04101, as agent, distributes the shares of the Funds on a continuous basis. FFS continually distributes shares of the Funds on a best efforts basis. FFS has no obligation to sell any specific quantity of Fund shares. FFS and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust. The Adviser pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. No compensation is payable by the Trust to FFS for such distribution services. However, the Adviser has entered into an agreement (the “Distribution Services Agreement”) with FFS under which it makes payments to FFS in consideration for certain distribution related services. The payments made by the Adviser to FFS under the Distribution Services Agreement do not represent an additional expense to the Trust or its shareholders. The Distribution Agreement provides that the Trust will indemnify FFS against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by FFS, or those resulting from the willful misfeasance, bad faith or negligence of FFS, or FFS’s breach of confidentiality.

SHARE PURCHASES AND REDEMPTIONS

The Trust reserves the right to involuntarily redeem shares held by any shareholder who provides incorrect or incomplete account information or when such redemptions are necessary to avoid adverse consequences to the Funds and their shareholders or the Transfer Agent. Additionally, subject to applicable law, the Trust reserves the right to involuntarily redeem an account at each Fund’s then current NAV, in cases of disruptive conduct, suspected fraudulent or illegal activity, inability to verify the identity of an investor, or in other circumstances where redemption is determined to be in the best interest of the Trust and its shareholders.

The Trust, Northern Trust and their agents also reserve the right, without notice, to freeze any account and/or suspend account services when: (i) notice has been received of a dispute regarding the assets in an account, or a legal claim against an account; (ii) upon initial notification to Northern Trust of a shareholder’s death until Northern Trust receives required documentation in correct form; or (iii) if there is reason to believe a fraudulent transaction may occur or has occurred.

Other Information Regarding Purchases and Redemptions

The Distributor does not provide investment advice and will not accept any responsibility for your selection of investments in the Funds as it does not have access to the information necessary to assess your financial situation.

Pursuant to provisions of agreements between the Distributor and participating brokers, introducing brokers, service organizations and other financial intermediaries (together, “intermediaries”) that offer and sell shares and/or process transactions in shares of the Funds, intermediaries are required to engage in such activities in compliance with applicable federal and state securities laws and in accordance with the terms of the Prospectus and this SAI. Among other obligations, to the extent an intermediary has actual knowledge of violations of Fund policies (as set forth in the then current Prospectus and this SAI) regarding (i) the timing of purchase, redemption orders and pricing of Fund shares, or (ii) market timing or excessive short-term trading, the intermediary is required to report such known violations promptly to the Trust by calling (800) 258-9668 (toll free).

Shares of the Funds may not be qualified or registered for sale in all States. Prospective investors should inquire as to whether shares of the Funds, or class of shares thereof, are available for offer and sale in their State of domicile or residence. Shares of the Funds may not be offered or sold in any State unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

Share purchases are accepted subject to collection of checks at full value and conversion into federal funds. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into federal funds within five business days after receipt of the check. Checks drawn on a non-member bank may take up to 15 days to convert into federal funds. In all cases, the purchase price is based on the net asset value next determined after the purchase order and check are accepted, even though the check may not yet have been converted into federal funds.

The Trust reserves the right to require payment by wire or official U.S. bank check. The Trust generally does not accept payments made by cash, money order, temporary/starter checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

You may connect your Funds’ account(s) with a bank account for subsequent purchases, redemptions and other transactions in Fund shares. Such arrangements must be requested on your Account Application. To link to your bank account, you may need to have all shareholders of record sign the Account Application and have those signatures guaranteed. See “Signature Guarantee” below. Trading privileges will apply to each shareholder of record for the account unless and until the transfer agent receives written instructions from a shareholder of record canceling such privileges. Changes of bank account information must be made by completing a new application signed by all owners of record of the account, with all signatures guaranteed. The Trust and the transfer agent may rely on any telephone instructions believed to be genuine and will not be responsible to shareholders for any damage, loss or expenses arising out of such instructions. The Trust reserves the right to amend, suspend or discontinue any such arrangements at any time without prior notice. You cannot link your bank account if you hold your shares of the Funds through a broker in a “street name” account or in other omnibus accounts.

Signature Guarantee. When a signature guarantee is called for as described in the Prospectus, a “medallion” signature guarantee will be required. The Stamp 2000 Medallion Guarantee is the only acceptable form of guarantee. Signature guarantees from financial institutions that are not participating in the Stamp 2000 Medallion Guarantee program will not be accepted. A shareholder can obtain this signature guarantee from a commercial bank, savings bank, credit union, or broker-dealer that participates in this program. The Trust reserves the right to modify its signature guarantee standards at any time upon notice to shareholders, which may, but is not required to, be given by means of a new or supplemented Prospectus. Shareholders should contact the Trust’s transfer agent for additional details regarding the Trust’s signature guarantee requirements.

Account Registration Changes. Changes in registration or account privileges may be made in writing to the Trust’s transfer agent. Signature guarantees may be required. See “Signature Guarantee” above. All correspondence must include the account number and must be sent to:

REGULAR MAIL [Fund Name] c/o The Northern Trust Company PO Box 4766 Chicago, IL 60680-4766	OVERNIGHT OR EXPRESS MAIL [Fund Name] c/o The Northern Trust Company 333 S. Wabash Avenue Attn: Funds Center, Floor 38 Chicago, IL 60604

Transfer on Death Registration. The Trust may accept “transfer on death” (“TOD”) registration requests from investors. The laws of a state selected by the Trust in accordance with the Uniform TOD Security Registration Act will govern the registration. The Trust may require appropriate releases and indemnifications from investors as a prerequisite for permitting TOD registration. The Trust may from time to time change these requirements (including by changes to the determination as to which state’s law governs TOD registration.

Special Arrangements of Financial Intermediaries. Brokers, dealers, banks and other financial intermediaries provide varying arrangements for their clients to purchase, exchange and redeem Fund shares. Some may establish higher minimum investment requirements than specified in the Prospectus or this SAI. Financial intermediaries may arrange with their clients for other investment or administrative services and may independently establish and charge transaction fees and/or other additional amounts to their clients for such services, which charges would reduce clients’ return. Financial intermediaries also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Trust’s transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their financial intermediary. In addition, certain privileges with respect to the purchase, exchange and redemption of Fund shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.

DETERMINATION OF NET ASSET VALUE

Equity securities (including options, rights, warrants, futures, and options on futures) traded in the over-the-counter market or on a primary exchange shall be valued at the closing price or last trade price, as applicable, as determined by the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest quotations available from the designated pricing vendor as of the closing of the primary exchange. Securities for which quotations are either (1) not readily available or (2) determined to not accurately reflect their value are valued at their fair value using procedures set forth herein. Significant bid-ask spreads, or infrequent trading may indicate a lack of readily available market quotations. Securities traded on more than one exchange will first be valued at the last sale price on the principal exchange, and then the secondary exchange. The NASD National Market System is considered an exchange. Mutual fund investments will be valued at the most recently calculated (current day) NAV. In the event an approved pricing service is unable to provide a readily available quotation, as outlined above, the fund accountant will contact the Adviser and ask them to provide an alternative source, such as a broker who covers the security and can provide a daily market quotation. The appropriateness of the alternative source, such as the continued use of the broker, will be reviewed and ratified quarterly by the Fair Value Committee (“FVC”). Securities for which quotations are (1) not readily available, (2) not provided by an approved pricing service or broker, or (3) determined to not accurately reflect their value, are valued by the FVC using the following procedures.

Foreign securities, currencies and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. Dollar, as of valuation time, as provided by an independent pricing service approved by the Board.

Fixed income securities will be valued at the latest quotations available from the designated pricing vendor. These quotations will be derived by an approved independent pricing service based on their proprietary calculation models. These securities are considered to be fair valued; however, because the prices are provided by an independent approved pricing service, the fair value procedures need not be applied. In the event that market quotations are not readily available for short-term debt instruments, securities with less than 61 days to maturity may be valued at amortized cost as long as there are no credit or other impairments of the issuer.

A significant event is defined as an event that has materially affected the value of a Fund’s securities. When determining whether a significant event has occurred, there must be a reasonably high degree of certainty that an event actually has caused the closing market price of the securities to no longer reflect their value at the time set for the Fund’s NAV calculation. There also should be a reasonably high degree of certainty regarding how the event has affected the value of the securities. In addition, the need to assess the impact of any significant events arises only when the event occurs after the close of the relevant market or cessation of trading in the particular security but before the Fund’s closing (normally 4:00pm ET). Any significant event that occurs while trading is ongoing in the affected security prior to the Fund’s closing will be reflected in its market price.

Once it has been determined that a significant event has taken place, the FVC will make a determination of the fair value price for the impacted securities. A list of factors that may be relevant in determining the value of securities include: type of security, financial statements, cost basis; fundamental analytical data relating to the investment and the market; nature and duration of any restrictions on disposition of the securities; forces that influence the market in which the securities are purchased or sold; discount from market value for unrestricted securities of the same class from the same issuer at the time of purchase for restricted securities; existence of registration rights on restricted securities; existence of merger proposals or tender offers or other types of “exit” strategies that could affect the value of the securities; volume and depth of public trading in similar securities of the issuer or similar companies; expectation of additional news about the company, expectation of court action, market activity, or government intervention; past experience and other market and industry factors/information available; conventional wisdom regarding the long-term outlook of the issuer and other relevant information.

TAXES

The following discussion of U.S. federal income tax consequences of an investment in a Fund is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situation.

Taxation of the Funds

Each Fund intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, if any, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, qualified publicly traded partnerships will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

If a Fund qualifies as an RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment under the Code.

Each Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. Each Fund intends to distribute any net realized long-term capital gains and its net realized short-term capital gains at least once a year. Any taxable income including any net capital gain retained by a Fund will be subject to tax at the Fund level at regular corporate rates. In the case of net capital gain, a Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to its shareholders who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund would be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a Fund retains or distributes such gains. If a Fund incurs or has incurred net capital losses, the Fund may carry net capital losses forward to one or more subsequent taxable years without expiration. A Fund must apply such carryforwards first against gains of the same character. A Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.

If a Fund were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. Each Fund intends generally to make distributions sufficient to avoid the imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter a Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain, and taxed to individuals at reduced rates relative to ordinary income. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

Distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the shareholder paid. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares. Distributions are taxable as described herein whether shareholders receive them in cash or reinvest them in additional shares.

A dividend paid to shareholders in January generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income” that is eligible for taxation at long-term capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. In general, a dividend is not treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Income derived from investments in derivatives generally is not eligible for treatment as qualified dividend income.

In general, distributions of investment income reported by a Fund as derived from qualified dividend income are treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

In general, dividends of net investment income received by corporate shareholders of a Fund qualify for the dividends-received deduction generally available to corporations only to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). The Funds generally do not expect that a significant portion of their distributions will be eligible for the corporate dividends-received deduction.

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

If, in and with respect to any taxable year, a Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

Sale or Redemption of Shares

The sale or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares.

Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the redemption of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed. See the Fund’s Prospectus for more information.

Tax Implications of Certain Fund Investments

Options and Futures. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or a Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased The termination of a Fund’s obligation under an option other than through the exercise of the option will result in gain or loss, depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Subject to certain exceptions, some of which are described below, such gain or loss generally will be short-term. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

A Fund’s options activities may include transactions constituting straddles for U.S. federal income tax purposes, that is, that trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the former position, including options that are “covered” by a Fund’s long position in the subject security. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. These straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be.

The tax treatment of certain positions entered into by a Fund (including regulated futures contracts, certain foreign currency positions and certain listed non-equity options) will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

Other Derivatives, Hedging, and Related Transactions. In addition to the special rules described above in respect of futures and options transactions, a Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting, among other things, whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Special Rules for Debt Obligations. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the original issue discount (“OID”) is treated as interest income and is included in a Fund’s income and required to be distributed by the Fund over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Subject to the discussion below regarding Section 451 of the Code, (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security, (ii) alternatively, the Fund may elect to accrue market discount currently, in which case a Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security, and (iii) the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Notwithstanding the foregoing, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. The Treasury and IRS have issued proposed regulations providing that this rule does not apply to the accrual of market discount. If this rule were to apply to the accrual of market discount, a Fund would be required to include in income any market discount as it takes the same into account on its financial statements.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If a Fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such obligations.

Securities Purchased at a Premium. Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity — that is, at a premium — the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID.

At-risk or Defaulted Securities. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on a debt obligation; when a Fund may cease to accrue interest, OID or market discount; when and to what extent a Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Mortgage-Related Securities. A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a real estate investment trust or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income

(“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Foreign Currency Transactions. Any transaction by a Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Passive Foreign Investment Companies. Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Book-Tax Differences. Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and the Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income, if any), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Tax-Exempt Shareholders

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by a Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.

CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Foreign Taxation

Income, proceeds and gains received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a Fund’s assets at taxable year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so.

Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund.

Foreign Shareholders

Distributions by a Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. A Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so.

In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by a Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends, and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund unless (i) such gain is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, or (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Foreign shareholders should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Certain Additional Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends a Fund pays. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain dividends and interest-related dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax advisor, and persons investing in a Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of a Fund, as well as the effects of state, local, foreign, and other tax law and any proposed tax law changes.

CUSTODIAN

The Northern Trust Company (the “Custodian”), PO Box 4766, Chicago, IL 60680-4766, is the custodian of the assets of the Funds. The Custodian’s responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on each Fund’s investments. The Custodian does not determine the investment policies of the Funds or decide which securities the Funds will buy or sell.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

The Northern Trust Company (the “Transfer Agent”), PO Box 4766, Chicago, IL 60680-4766, is the Trust’s registrar, transfer agent, and dividend disbursing agent. The Transfer Agent processes purchase and redemption orders, maintains records of each Fund’s shareholders, and disburses dividends and other distributions.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, the Trust’s independent registered public accounting firm, provides audit services, and tax compliance and tax consulting services. Its address is 111 South Wacker Drive, Chicago, IL 60606-4301.

CODE OF ETHICS

The Trust, its Adviser and Foreside Fund Services, LLC (“FFS” or the “Distributor”), an unaffiliated principal underwriter of the Trust, have adopted codes of ethics (the “Codes of Ethics”) under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Policies and Procedures. The Funds have delegated the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Adviser has adopted the Polar Proxy Voting Policy, pursuant to which the Funds’ proxy voting will be conducted through a proxy advisor; ISS (“Proxy Advisor”). The portfolio managers have agreed to a default position which is to vote with the recommendations of the Proxy Advisor. Nevertheless, the portfolio managers will assess each Annual or Extraordinary General Meeting resolution on its own merits; the portfolio managers’ fundamental view will on occasions differ from that of the Proxy Advisor, and in these situations, the portfolio managers’ view will prevail.

In certain instances, the Adviser may elect not to vote a proxy or otherwise be unable to vote a proxy on each Fund’s behalf. Such instances may include but are not limited to a de minimis number of shares held, potential adverse impact on each Fund’s portfolio of voting such proxy (e.g., share blocking or short-term prohibitions on selling the issuer’s shares after the vote), or logistical or other considerations related to non-U.S. issuers (e.g., where an investment company’s legal structure may not be recognized in the relevant jurisdiction). In addition, the Adviser generally will not seek to recall securities that are out on loan for the purpose of voting the securities unless it is in each Fund’s best interests to do so.

The Funds will file Form N-PX, with each Fund’s complete proxy voting record for the most-recent twelve months ended March 31. Each Fund’s Form N-PX is available without charge, upon request, by calling toll-free (800) 982-4372 and on the SEC’s web site at www.sec.gov.

LEGAL COUNSEL

Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600, serves as counsel to the Trust.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust. The Trust’s Declaration of Trust provides for indemnification out of the relevant Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of such Fund. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Funds would be unable to meet its obligations.

FINANCIAL STATEMENTS

An annual shareholder report containing financial statements audited by the Trust’s independent registered public accounting firm and an unaudited semi-annual report will be sent to shareholders each year.

DATUM ONE SERIES TRUST

Phaeacian Accent International Value Fund

FORM N-14

PART C

OTHER INFORMATION

Item 15.	Indemnification

Reference is made to Article VIII of the Registrant’s Agreement and Declaration of Trust. The application of these provisions is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue. The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers’ liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 16.	Exhibits

(1)(a)	Agreement and Declaration of Trust dated February 28, 2020 which was filed as an Exhibit to the Registrant’s Form N-1A dated March 10, 2020 is hereby incorporated by reference.

(1)(b)	Amended and Restated Agreement and Declaration of Trust dated March 3, 2020 which was filed as an Exhibit to the Registrant’s Form N-1A dated March 10, 2020 is hereby incorporated by reference.

(2)	By-Laws dated February 28, 2020 which was filed as an Exhibit to the Registrant’s Form N-1A dated March 10, 2020 is hereby incorporated by reference.

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization – included as Appendix A to Part A hereof.

(5)(a)	Article III (Shares) and Article V (Shareholders’ Voting Powers and Meetings) of the Amended & Restated Agreement and Declaration of Trust

(5)(b)	Article 9 (Issuance of Shares and Share Certificates) of the Amended & Restated By-laws

(6)	Investment Management Agreement between the Registrant and Phaeacian Partners LLC, on behalf of the Funds advised by Phaeacian Partners LLC, dated July 2, 2020, is hereby incorporated by reference.

(7)(a)	Distribution Agreement between the Registrant and Foreside Financial Services, LLC dated March 3, 2020 and Form of Dealer Agreement which was filed as an Exhibit to the Registrant’s Form N-1A dated April 15, 2020 is hereby incorporated by reference.

(7)(b)	First Amendment to the Distribution Agreement between the Registrant and Foreside Financial Services, LLC dated July 2, 2020,is hereby incorporated by reference.

(7)(c)	Distribution Services Agreement between Phaeacian Partners LLC and Foreside Financial Services, LLC, is hereby incorporated by reference.

(8)	Not applicable.

(9)(a)	Custody Agreement between the Registrant and The Northern Trust Company dated March 3, 2020 which was filed as an Exhibit to the Registrant’s Form N-1A dated March 10, 2020 is hereby incorporated by reference.

(9)(b)	First Amended Schedule B to the Custody Agreement between the Registrant and The Northern Trust Company dated July 2, 2020, is hereby incorporated by reference.

(10)	Not applicable.

(11)	Opinion and consent of Ropes & Gray LLP regarding Phaeacian Accent International Value Fund, dated July 14, 2002, is hereby incorporated by reference.

(12)	Opinion of Ropes & Gray LLP with respect to tax matters – To be filed by post-effective amendment.

(13)(a)	Transfer Agency and Service Agreement between the Registrant and The Northern Trust Company dated March 3, 2020 which was filed as an Exhibit to the Registrant’s Form N-1A dated March 10, 2020 is hereby incorporated by reference.

(13)(b)	First Amended Schedule A to the Transfer Agency and Service Agreement between the Registrant and The Northern Trust Company dated July 2, 2020, is hereby incorporated by reference.

(13)(c)	Fund Officer Agreement between the Registrant and Foreside Fund Officer Services, LLC dated March 3, 2020 which was filed as an Exhibit to the Registrant’s Form N-1A dated April 15, 2020 is hereby incorporated by reference.

(13)(d)	Expense Limitation Agreement between the Registrant and Phaeacian Partners LLC, on behalf of the Funds advised by Phaeacian Partners LLC, dated July 2, 2020, to be filed by amendment to the Registrant’s Form N-1A.

(13)(e)	Fund Administration and Accounting Services Agreement between the Registrant and The Northern Trust Company dated March 3, 2020 which was filed as an Exhibit to the Registrant’s Form N-1A dated March 10, 2020 is hereby incorporated by reference.

(13)(f)	First Amended Schedule D to the Fund Administration and Accounting Services Agreement between the Registrant and The Northern Trust Company dated July 2, 2020, is hereby incorporated by reference.

(14)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm to FPA International Value Fund – Filed herewith.

(15)	Not applicable.

(16)	Powers of Attorney, each dated July 2, 2020, is hereby incorporated by reference.

(17)	Not applicable.

Item 17. Undertakings

(1)

The undersigned Registrant agrees that, prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended (the “1933 Act”), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned Registrant agrees that every prospectus filed under paragraph (1) above will be filed as a part of an amendment to this registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)

The undersigned Registrant agrees to file an opinion of counsel supporting the tax consequences of the proposed reorganization as an amendment to this registration statement within a reasonable time after receipt of such opinion.

NOTICE

A copy of the Amended and Restated Agreement and Declaration of Trust of Datum One Series Trust is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the relevant series of the Registrant.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Chicago in the State of Illinois on the 19th day of August, 2020.

DATUM ONE SERIES TRUST

By:	/s/ Barbara J. Nelligan
Barbara J. Nelligan, President

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Barbara J. Nelligan Barbara J. Nelligan	President (Principal Executive Officer)	August 19, 2020

Ryan D. Burns Ryan D. Burns*	Trustee	August 19, 2020

JoAnn S. Lilek JoAnn S. Lilek*	Trustee	August 19, 2020

Patricia A. Weiland Patricia A. Weiland*	Trustee	August 19, 2020

Lloyd A. Wennlund Lloyd A. Wennlund*	Trustee	August 19, 2020

David M. Whitaker	Trustee	August 19, 2020
David M. Whitaker*

/s/ Tracy L. Dotolo Tracy L. Dotolo	Treasurer (Principal Financial Officer and Principal Accounting Officer)	August 19, 2020

By:	/s/ Barbara J. Nelligan
Barbara J. Nelligan, as Attorney-in-Fact

*	Pursuant to Power of Attorney.

Exhibit Index

1.	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm to FPA International Value Fund	Ex. (14)